UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant  ☒                            Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12

VICI PROPERTIES INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

VICI Properties Inc.

2022

Notice of Annual Meeting and Proxy Statement

VICI™

A LETTER TO OUR STOCKHOLDERS FROM THE CEO

March 14, 2022

535 Madison Avenue, 20th Floor, New York, New York 10022 • Telephone (646) 949-4631

Dear Fellow Stockholders:

You are cordially invited to attend the Annual Meeting of Stockholders (the “Annual Meeting”) of VICI Properties Inc. on Wednesday, April 27, 2022, at 10:00 a.m., Eastern Time, which will be held solely by means of remote communication in a virtual meeting format and conducted via live audio webcast due to the ongoing public health impact of the COVID-19 pandemic and in consideration of the health and well-being of our stockholders and other meeting participants.

The virtual meeting has been designed to provide the same rights to participate as you would have at an in-person meeting. In addition, the virtual format provides the opportunity for participation by a broader group of our stockholders and enables the company to communicate more effectively with its stockholders, who are able to participate from around the world while increasing overall safety for both members of the Company and its stockholders. You can attend the Annual Meeting via the Internet at www.virtualshareholdermeeting.com/VICI2022 by using the 16-digit control number that appears on your Proxy Card and the voting instruction form that accompanied your proxy materials. During this virtual meeting, you may ask questions and will be able to vote your shares electronically. You may submit a question in advance of the meeting at www.proxyvote.com after logging in with your control number found on your Proxy Card, voting instruction form or Notice of Availability. You will also have the ability to submit questions in advance of the Annual Meeting via the meeting website. All questions submitted should be relevant to the matters properly addressed during this meeting. The Company will respond to as many inquiries at the Annual Meeting as time allows, although questions may be limited on a per stockholder basis due to time constraints. The business that will be conducted at the Annual Meeting is described in the Notice of Annual Meeting of Stockholders and Proxy Statement.

Your Board of Directors is unanimously recommending a highly qualified, experienced, diverse and actively engaged slate of nominees for election to the Board of Directors at the Annual Meeting. Your Board’s nominees are James R. Abrahamson, Diana F. Cantor, Monica H. Douglas, Elizabeth I. Holland, Craig Macnab, Edward B. Pitoniak and Michael D. Rumbolz. Your Board brings executive and financial leadership, a wide range of complementary skills and diverse backgrounds relevant to the company’s industry, strategy and commitment to creating long-term stockholder value.

At the Annual Meeting, you will be asked to:

1	2	3
Elect the seven members named in the accompanying proxy statement to serve on our Board of Directors	Ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022	Approve (on a non-binding, advisory basis) the compensation of our named executive officers

In addition, you will be asked to transact any such other business as may properly come before the Annual Meeting or any postponement or adjournment thereof. The accompanying proxy statement provides a detailed description of these proposals and instructions on how to vote your shares.

Your vote is very important. Whether or not you plan to attend the meeting, please vote as soon as possible. Instructions on how to vote are contained in the proxy statement.

On behalf of the Board of Directors and our employees, we thank you for your continued interest in and support of our company. We look forward to seeing you at the meeting.

Sincerely,

Edward B. Pitoniak

Chief Executive Officer

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

WEDNESDAY, APRIL 27, 2022 10:00 A.M., EASTERN TIME VIRTUAL MEETING ACCESS:	PROXY VOTING Your vote is important. Whether or not you plan to attend the Annual Meeting, we urge you to vote your shares now as instructed in the proxy statement.
WWW.VIRTUALSHAREHOLDERMEETING.COM/VICI2022

To Our Stockholders:

You are cordially invited to attend the 2022 Annual Meeting of Stockholders (the “Annual Meeting”) of VICI Properties Inc., at which stockholders will vote on the following proposals:

Items of Business		Board Recommends
1.	Election of the seven director nominees named in the accompanying proxy statement	FOR See page 11
2.	Ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022	FOR See page 16
3.	Approval (on a non-binding, advisory basis) of the compensation of our named executive officers	FOR See page 70

Other business will be transacted as may properly come before the Annual Meeting or any postponement or adjournment thereof.

Record Date
Stockholders of record as of the close of business on March 1, 2022 are entitled to notice of and to vote at the Annual Meeting and at any postponement or adjournment thereof.

This Notice of Annual Meeting and the accompanying proxy statement are first being made available to our stockholders on or about March 14, 2022.

By Order of the Board of Directors,

Samantha Sacks Gallagher

Executive Vice President, General Counsel

and Secretary

New York, New York

March 14, 2022

VOTING CAN BE COMPLETED IN ONE OF FOUR WAYS:

VIA THE INTERNET Go to www.proxyvote.com, available 24/7
BY TELEPHONE Use the toll-free number shown on your Proxy Card or Voting Instruction Form and follow the recorded instructions
BY MAIL Mark, sign, date and return the enclosed Proxy Card and related instructions in the postage-paid envelope
DURING THE MEETING Vote through the virtual portal at www.virtualshareholdermeeting.com/VICI2022 during the Annual Meeting

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON APRIL 27, 2022.

The accompanying proxy statement and our 2021 Annual Report are available at https://investors.viciproperties.com/

annual-meeting/. In addition, our stockholders may access this information, as well as submit their voting instructions, at www.proxyvote.com by having their proxy card and related instructions in hand.

i

INDEX OF FREQUENTLY REQUESTED INFORMATION

Our Board Nominees	3	Total Stockholder Return Benchmarking	48

Corporate Governance Matters	17	Peer Group and Benchmarking	52

Environmental Sustainability and Social Responsibility	22	2021 STIP Awards	55

Human Capital Management	28	2019 LTIP PSU Results (Performance Period 2019 – 2021)	57

Director Independence	29	Stock Ownership Guidelines for Executive Officers and Directors	59

ii	VICI PROPERTIES INC. — 2022 PROXY STATEMENT

PROXY STATEMENT SUMMARY

This summary highlights information contained elsewhere in this Proxy Statement. This summary does not contain all of the information that you should consider and you should read the entire Proxy Statement carefully before voting.

2022 Annual Meeting of Stockholders

DATE AND TIME Wednesday, April 27, 2022 10:00 a.m., Eastern Time	LOCATION Live webcast accessible at: www.virtualshareholdermeeting.com/VICI2022	RECORD DATE March 1, 2022

How to Vote

VIA THE INTERNET Go to www.proxyvote.com, available 24/7	BY TELEPHONE Use the toll-free number shown on your Proxy Card or Voting Instruction Form and follow the recorded instructions	BY MAIL Mark, sign, date and return the enclosed Proxy Card and related instructions in the postage-paid envelope	DURING THE MEETING Vote through the virtual portal at www.virtualshareholdermeeting.com/VICI2022 during the Annual Meeting

Annual Meeting Proposals

Proposal	Board Vote Recommendation	Page Reference

Proposal 1: Election of Directors	FOR each nominee	11

Proposal 2: Ratification of Appointment of Independent Registered Public Accounting Firm	FOR	16

Proposal 3: Non-binding, Advisory Vote to Approve the Compensation of Named Executive Officers	FOR	70

General

VICI Properties Inc. (“VICI,” the “Company,” “we,” “us” and “our”) is utilizing the Securities and Exchange Commission (the “SEC”) rule that allows companies to furnish their proxy materials over the Internet. As a result, we mailed to our stockholders a Notice Regarding the Availability of Proxy Materials (the “Notice of Availability”) instead of a paper copy of the proxy materials (including the proxy card (the “Proxy Card”), this proxy statement (the “Proxy Statement”) and our 2021 Annual Report) on or about March 14, 2022. We also provided access to our proxy materials over the Internet beginning on that date. The Notice of Availability contained instructions on how to access this Proxy Statement and the 2021 Annual Report and how to vote online or by toll-free number. Subsequent to receiving the Notice of Availability, all stockholders have the ability to access the proxy materials over the Internet and request to receive a paper copy of the proxy materials by mail. Additionally, stockholders can access a copy of the proxy materials at www.proxyvote.com.

Our board of directors (the “Board of Directors” or “Board”) is soliciting proxies to be voted at the 2022 Annual Meeting of Stockholders (the “Annual Meeting”). The Proxy Statement provides the information stockholders need to know to vote by proxy or in person (virtually) at the Annual Meeting. Stockholders do not need to attend the Annual Meeting in order to vote. If, at the close of business on March 1, 2022, you were a stockholder of record or held shares through a broker, bank or other nominee, you may vote your shares by proxy via the Internet, by telephone or by mail. For shares held through a broker, bank or other nominee, you may vote by submitting voting instructions to your broker, bank or other nominee. Please refer to information from your broker, bank or other nominee on how to submit voting instructions.

1

PROXY STATEMENT SUMMARY

2021 Transaction Highlights

In 2021, we announced two transformative acquisitions:

(1)

In connection with the pending sale by MGM Resorts International (“MGM”) of the operations of The Mirage Hotel & Casino to Hard Rock International (“Hard Rock”), we agreed to enter into a new separate lease with an affiliate of Seminole Hard Rock International, LLC related to the land and real estate assets of the Mirage, which will have initial annual base rent of $90.0 million with other economic terms substantially the same as the MGM Master Lease Agreement. Upon closing of the transaction, the MGM Master Lease Agreement will be amended to account for MGM’s divestiture of the Mirage operations and reduce the initial annual base rent under the MGM Master Lease Agreement by $90.0 million.

(2)

Includes (i) Mandalay Bay and MGM Grand, which are owned by the BREIT JV, and (ii) the Mirage Hotel & Casino (the “Mirage”), which is subject to the pending sale of its operations by MGM to Hard Rock (although, in connection with such sale, we agreed to enter into a new separate lease with Hard Rock related to the land and real estate assets of the Mirage which will have initial annual base rent of $90.0 million with other economic terms substantially the same as the MGM Master Lease Agreement).

(3)	The pending MGP Transactions are subject to customary closing conditions, including regulatory approvals.

Please refer to our 2021 Annual Report for additional information with respect to the Venetian Acquisition and the pending MGP Transactions.

2021 Performance Highlights

100%	$21.3 Billion	9.1%
Collected 100% of rent in cash in 2021, continuing full rent collection throughout the ongoing COVID-19 pandemic	Announced $21.3 billion of transactions, including the Venetian Acquisition and the pending MGP Transactions	Increased annualized dividend by 9.1% in Q3, our fourth consecutive annual dividend increase since our formation in 2017

$5.4 Billion	$2.1 Billion	+11.0%
Raised total equity proceeds of $5.4 billion with follow-on offerings of $3.4 billion in September 2021 and $2.0 billion in March 2021	Repaid $2.1 billion Term Loan due 2024, successfully retiring all of VICI’s outstanding secured debt	Increased AFFO(1) per share to $1.82 per share for YE 2021 compared to $1.64 per share for YE 2020

(1)

AFFO is a non-GAAP financial measure. For a definition and reconciliation of this non-GAAP financial measure to the most directly comparable GAAP measure, see the section entitled “Reconciliation of Non-GAAP Measures” on pages 66 - 67 of our 2021 Annual Report.

2	VICI PROPERTIES INC. — 2022 PROXY STATEMENT

PROXY STATEMENT SUMMARY

Our Board Nominees

Our Board of Directors has a breadth of experience, a wide range of complementary skills and reflects a diversity of perspectives and backgrounds relevant to our industry and strategy. We believe the partnership and oversight of a diverse board with proven executive and financial leadership experience is essential to creating long-term stockholder value. Below presents a snapshot of the expected composition of our Board of Directors immediately following the Annual Meeting.

SNAPSHOT OF BOARD PROFILE AND DIVERSITY

Independence	Race/Ethnicity	Gender	Leaders by Gender

Age	CEO Level Experience	Tenure

BOARD AND COMMITTEE MEMBERSHIP

Name	Age	Independent	Audit	Compensation	Nominating and Governance	# of Other Public Company Boards

James R. Abrahamson(1)	66	✓				1

Diana F. Cantor*	64	✓				2

Monica H. Douglas	49	✓				0

Elizabeth I. Holland*	56	✓				1

Craig Macnab*	66	✓				1

Edward B. Pitoniak(2)	66					0

Michael D. Rumbolz	67	✓				1

Committee Chair Committee Member

(1)	Mr. Abrahamson serves as our independent chair of the Board of Directors. Whenever possible, he actively participates, but does not vote, in meetings of the committees of the Board.

(2)	Mr. Pitoniak serves as our Chief Executive Officer.

*	Audit committee financial expert.

3

PROXY STATEMENT SUMMARY

INDIVIDUAL SKILLS MATRIX

The matrix below represents some of the key qualifications, skills and experience that we have identified as particularly valuable to the effective oversight of the Company and the execution of our strategy, including with respect to each individual director. This matrix highlights the diversity of perspective and the depth and breadth of the qualifications, skills and experience of our current directors.

4	VICI PROPERTIES INC. — 2022 PROXY STATEMENT

PROXY STATEMENT SUMMARY

Corporate Governance Snapshot

We are committed to sustainable corporate governance practices that promote long-term value creation, transparency and accountability to our stockholders. Below are the highlights of our corporate governance practices.

Corporate Governance Best Practices

YES

•  Separate Chair and Chief Executive Officer

•  Independent Non-Executive Chair

•  Annual Election of All Directors

•  Majority Voting for Directors

•  Regular Executive Sessions of Independent Directors

•  Annual Board, Committee and Director Self-Evaluations

•  Systemic Risk Oversight by Board and Committees

•  Environmental, Social and Governance Oversight by Board and Committees

•  Cybersecurity and Information Technology Oversight by Board and Committees

•  Strong Investor Outreach Program

•  Stockholder Right to Call Special Meeting without Material Restriction

•  Opted Out of Maryland Unsolicited Takeover Act (MUTA)

•  Robust Stock Ownership Requirements for Directors and Officers

•  Robust Anti-Hedging, Anti-Short Sale and Anti-Pledging Policies

•  Clawback Policy

•  Annual “Say-on-Pay” Vote

•  “Double-Trigger” for Change in Control Severance Payments

•  One-Year Minimum Vesting Period on Equity Grants

NO	• Poison Pill • Excise Tax Gross-Up Provisions • Repricing of Underwater Options or Share Appreciation Rights • Excess Perquisites • Supermajority Voting Requirements in Bylaws

Stockholder Outreach and Engagement
Vital to our Business

Stockholder engagement is essential not only to the achievement of our strategic and business objectives, and how we operate to align with such objectives, but also provides valuable input with respect to our ongoing review of our corporate governance, environmental sustainability, social responsibility, and executive compensation programs and practices.

Open Communication

We regularly communicate with our investors on matters relating to our business, strategy and performance, corporate governance, board composition and structure, executive compensation program and corporate responsibility and sustainability initiatives.

In addition, at the beginning of each year, we reach out to our top stockholders to maintain an open dialogue, provide transparency into our business, strategy and governance practices, determine which issues are important to our stockholders and share our views on those issues, and identify emerging issues that may affect our strategies, governance, compensation practices or operations. See “Stakeholder Outreach and Engagement” for more information.

Annual Investor Outreach

In Q1 2021, we reached out to investment and stewardship officers at more than 20 of our largest stockholders, representing holders of approximately 70% of our then outstanding shares of common stock.

Ongoing Management Messaging

We also communicate with stockholders through a number of routine forums, including quarterly earnings presentations, our Annual Report and Proxy Statement, our quarterly reports and other SEC filings, our Annual Meeting of Stockholders, and a robust calendar of investor meetings, conferences and virtual communications.

Acting on Feedback

We relay stockholder feedback and trends on corporate governance, environmental sustainability, social responsibility, and executive compensation developments to our Board and its committees and respond to such feedback, including by continually seeking to enhance our practices and improve our disclosure.

5

PROXY STATEMENT SUMMARY

Environmental Sustainability, Social Responsibility and Corporate Governance Highlights

Environmental Sustainability

We are committed to continuing to pursue environmental sustainability initiatives both with respect to our owned and operated golf courses and our tenants’ operations at our leased properties, including through continued maturation of our sustainability-related monitoring, tenant engagement strategies and corporate-level reporting in recognition of the vital importance of sustainability to our Company, as well as our investors and other stakeholders.
Leased Property Portfolio

Our existing leased properties are leased pursuant to long-term, triple-net leases. As a result of our triple-net lease structure, our tenants maintain sole operational control over our properties, including the authority to develop and improve the environmental sustainability of the properties through initiatives such as energy conservation and environmental management programs, subject to compliance with the terms of our leases. We are extremely proud of our tenants’ and future tenants’ sustainability efforts, including efficiency initiatives, goal setting and reporting and external recognition. In particular:

Committed to being a responsible corporate citizen and environmental steward through its “PEOPLE PLANET PLAY” strategy.
Aims to be a global leader in sustainability through its “Focused on What Matters: Embracing Humanity & Protecting the Planet” platform.
Sustainability Reporting

We continue to focus on tenant engagement initiatives designed to assist us in understanding the environmental impact of our leased properties and to gather environmental sustainability data in order to monitor sustainability metrics at our leased property portfolio. We also implemented a new tenant outreach program to encourage collaboration and greater cooperation with respect to environmental sustainability initiatives and reporting. In 2021, certain of our tenants voluntarily reported to us on LEED certification, water and energy use, emissions and waste diversion, which information is presented herein.

Green Lease Provisions

We continue to pursue opportunities to incorporate “green lease” provisions into our new leases and amendments to existing leases, which we expect will facilitate further cooperation between us and our tenants with respect to conservation, sustainability, recycling, energy efficiency, and waste reduction and other programs that may be implemented. We expect to continue to advocate for similar improvements in cooperation with our tenants as opportunities to amend our existing leases arise.

Operated Golf Courses

Consistent with our recording and reporting protocols at our owned and operated properties with assistance from a third-party service provider, we continue to monitor our utility usage and environmental sustainability data at our golf courses. In order to provide additional information with respect to the environmental impact of our golf course properties, we have presented herein aggregate water and electricity usage at our golf courses for 2021, 2020 and 2019. The aggregate electricity and water usage at our golf courses in 2021 compared to 2020 and 2019 is presented below (as the comparability of our resource usage metrics for 2021 and 2020 was impacted by the partial closure of our golf courses in 2020 due to the COVID-19 pandemic).

Acquisition Diligence and Underwriting

Beginning in 2021, our acquisition and transactional underwriting includes an assessment of environmental-related risks through environmental sustainability energy audits, including those related to environmental performance and potential environmental exposure or liability, regulatory and zoning-related risks, as well as the potential long-term impact of climate change.

Corporate Headquarters	Our corporate headquarters in New York is located in a LEED Gold certified building with an Energy Star Label.

6	VICI PROPERTIES INC. — 2022 PROXY STATEMENT

PROXY STATEMENT SUMMARY

Social Responsibility

We are committed to contributing positively to our communities and to creating and sustaining a positive work environment and corporate culture that fosters employee engagement, health, safety and well-being, diversity and inclusion, and equal opportunity through a focus on recruitment and retention of employees with skills, experiences and viewpoints that contribute to our success and enhance our culture, and providing competitive benefit programs, training and development opportunities, tuition reimbursement, and community service events.
Corporate Culture

Our Diversity and Inclusion Task Force is comprised of employees across functional areas and from various professional levels, and continues to implement and refine our framework of actionable items to pursue meaningful progress with respect to our diversity and inclusion initiatives. The Diversity and Inclusion Task Force meets on a periodic basis to review recent developments and progress, as well as to collect feedback from members on potential additional initiatives and next steps with respect to this framework.

One of the first actions of the Diversity and Inclusion Task Force was to implement a comprehensive, externally led diversity and inclusion training program, beginning in the second half of 2021, addressing topics such as diversity, implicit and unconscious bias, inclusive and empathetic practices and communication.

Diversity and Inclusion

We are proud of our diverse and inclusive representation and leadership across our Company and the commitments we have made to advance diversity and inclusion related initiatives. As of December 31, 2021, our organization comprised:

Inclusive Benefits

Through the leadership of our Diversity and Inclusion Task Force, and with the support of our executive leadership and Board of Directors, we implemented enhanced inclusive benefits, including mental health & wellness, effective January 1, 2022, for our corporate team. These benefits include:

•  a parenthood pursuit program, including reimbursement of benefits related to fertility planning, fertility care, and third-party reproductive assistance, such as donors and surrogacy;

•  an expanded paid parental leave program and enhancements to our unlimited paid-time-off policy; and

•  supplemental individual disability insurance coverage.

In 2021, we also implemented an expanded professional development program for our eligible team members, providing an annual stipend for the pursuit of self-selected professional improvement and education opportunities.

Charitable Engagement

Our VICI Volunteers group is comprised of employees from across our corporate team and leads our organization’s community service engagement and related initiatives. In 2021, the work of our VICI Volunteers coupled with the individual charitable engagement of our corporate team members (and matching donations pursuant to our Charitable Contribution Matching Policy) resulted in more than $90,000 in aggregate charitable contributions, supporting numerous organizations, including the New York Cares Annual Coat Drives and Marines Toys for Tots Foundation, Habitat for Humanity, Exhale to Inhale, and others.

Employee Engagement and Satisfaction

In connection with our third annual employee engagement survey through the Great Place to Work® Institute, with 87% participation across our organization, 88% of our employees agreed that “Taking all things into account, this is a great place to work”.

2021 — 2022 Great Place to Work®

For the 2021-2022 period, we were certified as a Great Place to Work® by the Great Place to Work® Institute for the third year in a row, reflecting the culture we collectively strive, as the VICI team, to build and sustain on a daily basis.

7

PROXY STATEMENT SUMMARY

Corporate Governance

We are committed to maintaining the highest standards of corporate governance, which we believe promotes long-term value creation, transparency and accountability to our stockholders. Our commitment to corporate governance is integral to our business and reflects not only regulatory requirements, New York Stock Exchange (“NYSE”) listing standards and broadly recognized governance practices, but also effective leadership and oversight by our senior management team and Board of Directors.
Continuous Improvement of Best Practices

We are committed to sustainable corporate governance practices that promote long-term value creation, transparency and accountability to our stockholders, and are consistently seeking to improve such practices and address the interests of our stockholders.

Board Governance

In 2021, for the third consecutive year, we amended each of our Audit Committee, Compensation Committee and Nominating and Governance Committee charters, to reflect emerging best practices, including:

•  Audit Committee: Amending the charter to add review of 401(k) plan administration and cybersecurity / information technology to committee oversight.

•  Compensation Committee: Amending the charter to add non-executive officer employee compensation and human capital management to committee oversight.

•  Nominating and Governance Committee: Amending the charter to specify that environmental sustainability and diversity and inclusion initiatives are included in committee oversight.

Policies and Procedures

In 2021, we amended our Code of Business Conduct, Corporate Governance Guidelines and Corporate Social Responsibility Policy to reflect emerging best practices, including:

•  Code of Business Conduct: Amending the policy to clarify the reporting framework in connection with potential violations of the Code and the annual certification process.

•  Corporate Governance Guidelines: Amending the policy to clarify the Board’s governance structure, including with respect to a lead independent director role and director succession planning, Board refreshment and retirement policies.

•  Corporate Social Responsibility Policy: Amending the policy to address certain topics, including diversity and inclusion and cybersecurity and data protection.

Additionally, in February 2022, we amended our Corporate Governance Guidelines to reflect:

•  Executive Stock Ownership Guidelines: An increase in our CEO’s stock ownership requirements from 5x to 6x base salary to further align management and shareholder interests.

Recognition

Ranked 4th (with one other company) among U.S. REITs and 1st among gaming REITs in the U.S. REIT corporate governance rankings published by Green Street Advisors, an independent research and advisory firm concentrating on the commercial real estate industry in North America and Europe.

Ranked 1st among Financials and 2nd overall in “The Weight of America’s Boards — Ranking America’s Largest Corporations by the Governance Capacity of Their Boards,” the most recent biannual report released by James Drury Partners in October 2020.

What’s New This Year?

We are consistently striving to improve our approach to environmental sustainability, social responsibility and corporate governance, as well as the quality and transparency of our related disclosure. We believe providing additional information to our investors and other stakeholders is of the utmost importance. Our enhanced disclosure regarding these matters includes:

Board of Directors
• Enhanced disclosure in our “Snapshot of Board Profile and Diversity” – see page 3	• Enhanced disclosure regarding individual director qualifications, skills and industry experience – see page 4
Environmental Sustainability
• Enhanced sustainability disclosure by including historical water and electricity usage data at our owned and operated golf courses – see page 24	• Enhanced disclosure on our sustainability engagement with tenants and our related investment and asset management strategy – see page 25
Human Capital Management
• Enhanced disclosure regarding “Human Capital Management Highlights” – see page 9	• Enhanced disclosure on enhanced employee benefits and diversity and inclusion training programs in 2021 – see page 28

8	VICI PROPERTIES INC. — 2022 PROXY STATEMENT

PROXY STATEMENT SUMMARY

Human Capital Management Highlights

Our Board of Directors, through our Compensation Committee and Nominating and Governance Committee, has oversight of all human capital management, including corporate culture, diversity and inclusion, talent acquisition, retention, employee satisfaction, engagement and succession planning. The most significant human capital measures and objectives that we focus on in managing our business and our related human capital initiatives include the following:

Culture and Engagement

•  Conducting annual employee satisfaction surveys through the Great Place to Work® Institute, an independent third party, by which we were certified as a Great Place To Work® for the third year in a row

•  In 2021, 88% of our employees agreed that “Taking all things into account, this is a great place to work”, with 87% participation across our organization

Training

•  Employee trainings related to a broad variety of topic areas, including information and cybersecurity, professional development, diversity, anti-harassment and other matters outlined in our corporate policies

•  Implementing an expanded diversity and inclusion training program for our corporate team in 2021, to further educate and equip our team members and support a safe, positive environment

Education and Development	• Encouraging employees to pursue professional development supported by our expanded professional development program and the VICI Educational Assistance Program

Benefits

•  Providing a comprehensive employee benefits package, including mental health and wellness and other support services, and continuing to evaluate potential enhancements

•  Implementing enhanced inclusive benefits for our corporate team in 2022, including expanded parental leave, a parenthood pursuit program, and enhancements to our unlimited paid-time off policy

Health, Safety and Wellness

•  Adjusting our operations in response to COVID-19 developments, including implementation of a flexible, remote-working policy for our corporate team and implementing CDC guidance, as appropriate

•  Providing employees with additional resources and support to maximize work-from-home efficiency

Diversity and Inclusion

•  Encouraging our Diversity and Inclusion Task Force to continue to lead the strategy and implementation of our diversity and inclusion-related initiatives

•  Meeting periodically to review recent developments and progress, as well as to collect feedback from members on potential additional initiatives and next steps

For additional information regarding our human capital management programs, please refer to “Human Capital Management” on page 28 herein and “Human Capital Management” on page 16 of our 2021 Annual Report.

Executive Compensation Highlights

EXECUTIVE COMPENSATION STRUCTURE

The following is an overview of the highlights of our compensation structure.

9

PROXY STATEMENT SUMMARY

2021 EXECUTIVE COMPENSATION SUMMARY

The table below summarizes the total compensation awarded to each named executive officer (see pages 46 through 68 of this Proxy Statement for further detail) with respect to 2021.

	Salary ($)	Bonus ($)	Stock Awards ($)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)	Total ($)

Edward B. Pitoniak Chief Executive Officer	$900,000	$—	$4,050,000	$2,700,000	$12,894	$7,662,894

John W.R. Payne President and Chief Operating Officer	$1,200,000	$—	$1,560,000	$1,800,000	$12,894	$4,572,894

David A. Kieske Executive Vice President, Chief Financial Officer and Treasurer	$530,000	$—	$1,563,500	$1,060,000	$12,894	$3,166,394

Samantha S. Gallagher Executive Vice President, General Counsel and Secretary	$470,000	$—	$1,081,000	$940,000	$12,894	$2,503,894

PAY-FOR-PERFORMANCE ALIGNMENT

Our compensation program provides significant alignment between pay and performance by linking a meaningful portion of total compensation to the achievement of pre-determined quantitative performance goals through our short-term incentive plan, as well as rigorous absolute and relative stockholder return goals through our long-term incentive plan. The following graphics illustrate the mix between fixed pay (base salary) and at-risk pay incentives (short-term incentive in the form of cash and long-term incentive in the form of time-based restricted stock and PSUs) for our Chief Executive Officer and the average of our other named executive officers, in each case based on target levels of compensation.

10	VICI PROPERTIES INC. — 2022 PROXY STATEMENT

PROPOSAL 1: ELECTION OF DIRECTORS

Introduction

Our Board of Directors currently consists of seven members, all of whom have terms expiring at the Annual Meeting or until his or her earlier death, resignation, removal or a determination by the Board of Directors that such director no longer has the qualifications that are required by the Company’s charter or bylaws. All of our directors will be nominated to serve until the 2023 annual meeting of stockholders or until their successors are duly elected and qualified.

At the Annual Meeting, stockholders will be asked to elect each of the director nominees to serve until the 2023 annual meeting of stockholders or until their respective successors are duly elected and qualified or until his or her earlier death, resignation, removal or a determination by the Board of Directors that such director no longer has the qualifications that were required by the Company’s charter or bylaws. Our Board of Directors, upon the recommendation of our Nominating and Governance Committee, has nominated James R. Abrahamson, Diana F. Cantor, Monica H. Douglas, Elizabeth I. Holland, Craig Macnab, Edward B. Pitoniak and Michael D. Rumbolz to serve as directors. Each of the nominated persons currently serves as a member of the Board of Directors and has consented to being named in this Proxy Statement and to serve as a director, if elected. If any nominee is unavailable for election or service, the Board of Directors may designate a substitute nominee and the persons designated as proxy holders on the Proxy Card will vote for the substitute nominee recommended by the Board of Directors.

We believe that each of our director nominees has the specific experience, qualifications, attributes, and skills necessary to serve as an effective director on our Board of Directors. A description of our process for identifying and evaluating director nominees, as well as our criteria for membership on our Board of Directors, is set forth under the heading “Corporate Governance Matters—Director Candidate Qualification and Selection Process”.

Vote Required

Under our bylaws, to be elected in an uncontested election, director nominees must receive the affirmative vote of a majority of the votes cast, which means that the number of shares of common stock voted for a nominee must exceed the number of shares of common stock voted against that nominee. For purposes of the election of directors, abstentions and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote, although they will be considered present for the purpose of determining the presence of a quorum.

If an incumbent director fails to be re-elected by a majority of votes cast, that director is required under our bylaws to tender his or her resignation to the Board of Directors. Any such resignation will take effect immediately upon its receipt. The Nominating and Governance Committee will consider promptly whether to fill the office of the nominee who has tendered a resignation and make a recommendation to the Board of Directors about filling the vacancy. The Board of Directors is required to act on the Nominating and Governance Committee’s recommendation and publicly disclose its decision and its rationale within 90 days after the election results are certified.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” EACH DIRECTOR NOMINEE SET FORTH BELOW.

11

PROPOSAL 1: ELECTION OF DIRECTORS

Director Nominees

Below is the biographical information about the director nominees, including the specific experience, qualifications, attributes and skills that led to our Board of Directors and Nominating and Governance Committee to conclude that each should be nominated to serve as a director.

JAMES R. ABRAHAMSON Chair of the Board, VICI Properties Inc. Former Chairman and Chief Executive Officer of Interstate Hotels & Resorts Independent	Age: 66 Director Since: October 2017

BIOGRAPHICAL INFORMATION

Mr. Abrahamson served as Board Chair of Interstate Hotels & Resorts (“Interstate”), the leading global hotel management company comprised of approximately 500 hotels until the sale of Interstate to Aimbridge Hospitality in October 2019. He previously served as Interstate’s Chief Executive Officer from 2011 to March 2017; he was named to the additional position of Chairman in October 2016. Mr. Abrahamson serves as an independent director of BrightView Holdings Inc. (NYSE: BV), the largest provider of commercial landscape design and maintenance services in the United States, since 2015. Previously, Mr. Abrahamson served as an independent director of CorePoint Lodging Inc., a leading midscale REIT comprised of over 100 hotels, from its launch in 2018 until its sale to a joint venture between affiliates of Highgate Hotels, L.P. and Cerberus Capital Management, L.P. in March 2022, an independent director at LaQuinta Holdings (NYSE: LQ) from 2015 until its sale to Wyndham Hotels & Resorts in 2018 and as an executive director of the Board of Intercontinental Hotels Group (LON: IHG) in 2010 and 2011. Prior to joining Interstate in 2011, Mr. Abrahamson held senior leadership positions with InterContinental Hotels Group (LON: IHG), Hyatt Corporation (NYSE: H), Marcus Corporation (NYSE: MCS) and Hilton Worldwide (NYSE: HLT). Mr. Abrahamson has previously served as President of the Marriott International National Association owners’ organization in 2017 and 2018, as Board Chair of the American Hotel and Lodging Association in 2015 and 2016 and as Board Chair of the U.S. Travel Association in 2013 and 2014. He holds a degree in Business Administration from the University of Minnesota.

EXPERIENCE, QUALIFICATIONS, ATTRIBUTES AND SKILLS

Mr. Abrahamson’s vast experience in, and knowledge of, the hospitality industry provides our Board of Directors with valuable insight into the industry. Skills gained from extensive previous and current board service in public and private companies are also valuable for our Company and our Board of Directors.

DIANA F. CANTOR Partner, Alternative Investment Management, LLC Independent	Age: 64 Director Since: May 2018

BIOGRAPHICAL INFORMATION

Ms. Cantor is currently a partner with Alternative Investment Management, LLC, an independent, privately-held investment firm with a focus on private equity and hedge funds – a position she has held since January 2010. She is a former Chairman and Vice Chairman of the Virginia Retirement System Board of Trustees, where she served on the Audit and Compliance Committee. Ms. Cantor was a Managing Director with New York Private Bank and Trust from January 2008 through the end of 2009. Ms. Cantor served as founding Executive Director of the Virginia College Savings Plan, the state’s 529 college savings program, from 1996 to January 2008. Ms. Cantor served seven years as Vice President of Richmond Resources, Ltd. from 1990 through 1996, and as Vice President of Goldman, Sachs & Co. from 1985 to 1990. Ms. Cantor is a Certified Public Accountant. Ms. Cantor has served on the Board of Directors of Domino’s Pizza, Inc. (NYSE: DPZ) since October 2005 and the Board of Directors of Universal Corporation (NYSE: UVV) since 2012, and continues to serve on both. She also serves on the Board of Directors of Mauser Packaging Solutions and SCP Retirement Services (both private companies), and previously served on the Boards of Directors of Media General Inc., Revlon, Inc., Vistage International, Inc., Knowledge Universe Education LLC, Edelman Financial Services, LLC (previously The Edelman Financial Group Inc. (NASDAQ: EF)), and Service King Body and Paint LLC. Ms. Cantor earned a Juris Doctor degree from New York University School of Law, a Master of Business Administration degree from the University of Miami and a Bachelor of Science degree in Accounting from the University of Florida.

EXPERIENCE, QUALIFICATIONS, ATTRIBUTES AND SKILLS

Ms. Cantor possesses extensive financial skills and experience and brings to the Board of Directors an important financial perspective. Ms. Cantor also provides valuable consumer product and marketing knowledge, as well as significant public company directorship experience, providing a valuable perspective to our Company and our Board of Directors.

12	VICI PROPERTIES INC. — 2022 PROXY STATEMENT

PROPOSAL 1: ELECTION OF DIRECTORS

MONICA H. DOUGLAS General Counsel for The Coca-Cola Company Independent	Age: 49 Director Since: February 2020

BIOGRAPHICAL INFORMATION

Ms. Douglas currently serves as General Counsel for The Coca-Cola Company – a position she has held since April 2021. Ms. Douglas previously served as General Counsel, North America for The Coca-Cola Company from January 2018 through April 2021, Legal Director for The Coca-Cola Company in South Africa from September 2013 through December 2017 and as Vice-President of Supply Chain and Consumer Affairs for The Coca-Cola Company from 2008 through 2013. In addition, Ms. Douglas is a member of the Board of Directors of Junior Achievement USA, an organization that provides programs for children in kindergarten through twelfth grade, which fosters work readiness, entrepreneurship and financial literacy skills; Jack and Jill of America, Inc., a membership organization of mothers with children ages two through nineteen, dedicated to nurturing future African American leaders by strengthening children through leadership development, volunteer service, philanthropic giving and civic duty; and Cool Girls, Inc., an organization dedicated to the self-empowerment of girls. She earned a Juris Doctor degree from Stanford Law School, and a Bachelor of Arts degree from the University of Michigan.

EXPERIENCE, QUALIFICATIONS, ATTRIBUTES AND SKILLS

Ms. Douglas possesses extensive consumer branding knowledge, as well as significant governance and risk management experience, on an international scale, through her experience as a general counsel for one of the most recognizable global brands, all of which provide meaningful additional perspective to our Company and our Board of Directors.

ELIZABETH I. HOLLAND Chief Executive Officer, Abbell Credit Corporation and Abbell Associates, LLC Independent	Age: 56 Director Since: January 2018

BIOGRAPHICAL INFORMATION

Ms. Holland is the Chief Executive Officer of Abbell Credit Corporation and Abbell Associates, LLC, a more than 80-year-old privately held real estate acquisition, development and management company with a portfolio of shopping center, office and enclosed mall properties. She has held these roles since 1997. Ms. Holland is also the Chief Executive Officer of Consortial Technologies, LLC, a privately held company. Prior to joining Abbell Associates, Ms. Holland was a senior staff attorney on the National Bankruptcy Review where she was a member of a Congressional commission charged with making recommendations to the U.S. Congress for bankruptcy code reform. Prior to that, she was a restructuring and business reorganization attorney at Skadden, Arps, Slate, Meagher & Flom LLP in New York City. Ms. Holland was also a fixed income portfolio manager. Ms. Holland is an independent trustee of Federal Realty Investment Trust (NYSE: FRT), a leading shopping center REIT. She is an active member of the International Council of Shopping Centers (“ICSC”), serving as the organization’s Chairman from 2016 to 2017, Vice Chairman from 2015 to 2016, and currently serves on the Board of Trustees. She is also a member of the Urban Land Institute and its CRC Blue Flight Council. Ms. Holland earned a Juris Doctor degree from Brooklyn Law School and a Bachelor of Arts degree from Hamilton College.

EXPERIENCE, QUALIFICATIONS, ATTRIBUTES AND SKILLS

Ms. Holland’s retail real estate expertise and experience as Chairman of ICSC provide valuable and complimentary skill sets to our Board of Directors. Ms. Holland also provides valuable perspective and experience to our Company and our Board of Directors through her role as a chief executive officer in the real estate industry and as a director for another publicly traded REIT.

13

PROPOSAL 1: ELECTION OF DIRECTORS

CRAIG MACNAB Former Chairman and Chief Executive Officer, National Retail Properties, Inc. Independent	Age: 66 Director Since: October 2017

BIOGRAPHICAL INFORMATION

Mr. Macnab held the position of Chairman and Chief Executive Officer of National Retail Properties, Inc. (NYSE: NNN), a real estate investment trust that acquires, owns, invests in and develops properties that are leased primarily to retail tenants, from 2008 (with his service as Chief Executive Officer beginning in 2004) until his retirement in April 2017. Mr. Macnab is an independent director of Cadillac Fairview Corporation (a private company) since 2011 and of American Tower Corporation (NYSE: AMT) since 2014, and served as a director of Forest City Realty Trust (NYSE: FCEA) from 2017 to 2018, Eclipsys Corporation from 2008 to 2014, and DDR Corp. (NYSE: DDR) from 2003 to 2015. Previously, Mr. Macnab was the Chief Executive Officer and President of JDN Realty, a publicly traded real estate investment trust, from 2000 to 2003. Mr. Macnab holds a Bachelor’s degree in Economics and Accounting from the University of the Witwatersrand and a Master of Business Administration from Drexel University.

EXPERIENCE, QUALIFICATIONS, ATTRIBUTES AND SKILLS

Mr. Macnab brings to our Company and Board of Directors extensive financial, strategic and management experience leading a publicly held REIT in the retail sector, as well as a broad skill set and perspective gained from extensive public and private company board experience.

EDWARD B. PITONIAK Chief Executive Officer, VICI Properties Inc.	Age: 66 Director Since: October 2017

BIOGRAPHICAL INFORMATION

Mr. Pitoniak was appointed as our Chief Executive Officer on October 6, 2017. Prior to this, Mr. Pitoniak served as Vice Chairman of Realterm, a private equity real estate manager based in Annapolis, Maryland, that invests in logistics real estate, from January 2015 to July 2017. Mr. Pitoniak served as an independent director on the board of directors of Ritchie Bros. Auctioneers Incorporated (NYSE: RBA), a global asset management and disposition company from July 2006 to May 2019. Mr. Pitoniak served as Managing Director, Acting Chief Executive Officer and Trustee of InnVest, a publicly listed REIT, from April 2014 to February 2015, where he was responsible for recapitalizing the REIT and transitioning its management function from an external, third-party management model to an internal management model. He then served as Chairman and Trustee of InnVest from February 2015 to August 2016, when the REIT was sold and taken private. He also served as a director of Regal Lifestyle Communities (TSE: RLC), a Canadian senior housing real estate owner and operator, from 2012 until its sale in 2015. Mr. Pitoniak retired in 2009 from the position of President and Chief Executive Officer and Director of bcIMC Hospitality Group, a hotel property and brand ownership entity (formerly a public income trust called Canadian Hotel Income Properties Real Estate Investment Trust (“CHIP”)), where he was employed from 2004 to 2009. As Chief Executive Officer of CHIP, he led the company to four consecutive years of total return leadership among Canadian hotel REITs, and then to a sale in 2007. Mr. Pitoniak was also a member of CHIP’s Board of Trustees before it went private. Prior to joining CHIP, Mr. Pitoniak was a Senior Vice President at Intrawest Corporation, a ski and golf resort operator and developer, for nearly eight years. Before Intrawest, Mr. Pitoniak spent nine years with Times Mirror Magazines, where he served as editor-in-chief and associate publisher with Ski Magazine. Mr. Pitoniak has a Bachelor of Arts degree from Amherst College.

EXPERIENCE, QUALIFICATIONS, ATTRIBUTES AND SKILLS

Mr. Pitoniak provides our Board of Directors with valuable experience in the hospitality, entertainment and real estate industries and, in particular, with respect to publicly held REITs. Our Company and our Board of Directors also benefit from Mr. Pitoniak’s extensive previous board service. In addition, Mr. Pitoniak’s position as our Chief Executive Officer since our formation allows him to advise our Board of Directors on management’s perspective over a full range of issues affecting the Company.

14	VICI PROPERTIES INC. — 2022 PROXY STATEMENT

PROPOSAL 1: ELECTION OF DIRECTORS

MICHAEL D. RUMBOLZ Chairman and Chief Executive Officer, Everi Holdings Inc. Independent	Age: 67 Director Since: October 2017

BIOGRAPHICAL INFORMATION

Mr. Rumbolz is Chairman of the Board of Directors and has served as Chief Executive Officer of Everi Holdings Inc. (NYSE: EVRI), a developer of gaming products and services, since April 2020. Prior to that, he served as President and Chief Executive Officer from May 2016 through March 2020. In December 2021, Everi Holdings announced that Mr. Rumbolz has been appointed to Executive Chairman of the Board of Directors and will no longer serve as Chief Executive Officer, effective April 1, 2022. Mr. Rumbolz has served as an independent director of Seminole Hard Rock Entertainment, LLC since 2008. Mr. Rumbolz served as Chairman of the Board of Directors of Employers Holdings, Inc. (NYSE: EIG), from 2005 until May 2020, and as Chairman and Chief Executive Officer of Cash Systems, Inc., a provider of cash access services to the gaming industry, from 2005 until 2008 when Cash Systems, Inc. was acquired by Everi Holdings. Mr. Rumbolz has also from time to time provided consulting services and held a number of public and private sector employment positions in the gaming industry, including serving as Member and Chairman of the Nevada Gaming Control Board from 1985 through 1988. Mr. Rumbolz was also the former Vice Chairman of the Board of Casino Data Systems until it was sold in 2001, the President and CEO of Anchor Gaming from 1995 to 2000, the director of Development for Circus Enterprises (later Mandalay Bay Group) from 1992 to 1995, and the President of Casino Windsor at the time of its opening in Windsor, Ontario in 1995. In addition, Mr. Rumbolz is the former Chief Deputy Attorney General of the State of Nevada. Mr. Rumbolz earned a Bachelor of Arts degree in political science from the University of Nevada – Las Vegas and a Juris Doctor degree from the University of Southern California.

EXPERIENCE, QUALIFICATIONS, ATTRIBUTES AND SKILLS

Mr. Rumbolz’s experience in the highly regulated gaming industry, both as an operator and as a regulator, provide a valuable perspective and practical insight to our Company and our Board of Directors. Our Company and our Board of Directors also benefit from Mr. Rumbolz’s extensive prior public and private board service.

There are no family relationships among any of our directors or executive officers.

15

PROPOSAL 2: RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Introduction

Our Audit Committee has appointed the accounting firm of Deloitte (defined below) to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2022. Action by stockholders is not required by law, the NYSE or our organizational documents in the appointment of an independent registered public accounting firm, but this appointment is submitted by our Board of Directors for ratification as a matter of good corporate governance in order to give our stockholders a voice in the designation of auditors. If the appointment is not ratified by our stockholders, our Board of Directors will further consider its choice of Deloitte as our independent registered public accounting firm and may, but will not be required to, appoint a different independent registered public accounting firm. Deloitte has served as our independent registered public accounting firm since our formation on October 6, 2017 and is considered by our management to be well-qualified. Deloitte has advised us that neither it nor any member thereof has any financial interest, direct or indirect, in our Company or any of our subsidiaries in any capacity.

For additional information regarding our independent registered public accounting firm, see “Principal Accountant Fees and Services” below. A representative of Deloitte will be present at the Annual Meeting. The representative will have an opportunity to make a statement if desired and will be available to respond to appropriate questions.

Evaluation of Independent Registered Public Accounting Firm

Prior to selecting Deloitte for the fiscal year ending December 31, 2022, the Audit Committee evaluated Deloitte’s performance with respect to fiscal year 2021. In conducting this annual evaluation, the Audit Committee considered management’s assessment of Deloitte’s performance in areas such as: (i) independence; (ii) the quality and the efficiency of the services provided, including audit planning and coordination; (iii) the adequacy of information provided on accounting issues, auditing issues and regulatory developments affecting REITs; (iv) the quality and effectiveness of communications with the Audit Committee and management, including the ability to meet deadlines and respond quickly, (v) reports of the PCAOB and other available data regarding the quality of work performed by Deloitte; and (vi) the geographic reach and expertise of Deloitte in terms of quantity, quality and location of staff.

The Audit Committee also considered Deloitte’s tenure, the relative costs, benefits, challenges, overall advisability and potential impact on the Company of changing auditors and the reasonableness of Deloitte’s historical and proposed billable rates. The Audit Committee is responsible for the audit fee negotiations associated with the retention of Deloitte. In order to assure continuing auditor independence, the Audit Committee periodically considers whether there should be a regular rotation of the independent registered accounting firm. Further, in conjunction with the rotation of the auditing firm’s lead engagement partner every five years, the Audit Committee and its chair will continue to be involved in the selection of Deloitte’s new lead engagement partner. The members of the Audit Committee and the Board believe that the continued retention of Deloitte to serve as our independent external auditor is in the best interests of us and our stockholders.

Vote Required

The affirmative vote of a majority of the votes cast is required for approval of the ratification of the appointment of Deloitte as our independent registered public accounting firm for the fiscal year ending December 31, 2022. As a result, for purposes of the vote on this proposal, abstentions will not be counted as votes cast and will have no effect on the result of the vote, although they will be considered present for the purpose of determining the presence of a quorum.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE

RATIFICATION OF THE APPOINTMENT OF DELOITTE AS OUR INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2022.

16	VICI PROPERTIES INC. — 2022 PROXY STATEMENT

CORPORATE GOVERNANCE MATTERS

Corporate Governance Profile

Our commitment to corporate governance is integral to our business and reflects not only regulatory requirements, NYSE listing standards and broadly recognized governance practices, but also effective leadership and oversight by our senior management team and Board of Directors. We have structured our corporate governance in a manner that we believe closely aligns our interests with those of our stockholders. Notable features of our corporate governance framework include the following:

WHAT WE DO	WHAT WE DON’T DO

86% Independent Directors. Six of our seven directors standing for election have been determined by our Board to be “independent” as defined by the NYSE listing standards.	No Classified Board. Our directors are elected annually for one-year terms.

Independent Chair. Our Chair of the Board is an independent director, which strengthens the role of our independent directors and encourages independent Board leadership.

No Poison Pill or Stockholder Rights Plan. We do not have a “poison pill” or stockholder rights plan, and, in the event we determine to adopt such a plan, we will seek stockholder approval prior to, or in certain circumstances within twelve months following, such adoption by our Board of Directors.

Majority Voting for Directors. Directors are elected in uncontested elections by the affirmative vote of a majority of the votes cast.

Opted Out of Maryland Anti-Takeover Statutes. We have elected not to be subject to the Maryland Unsolicited Takeover Act (MUTA), Maryland Business Combination Statute and the Maryland Control Share Acquisition Statute, and any change to such elections must be approved by our stockholders.

Annual Board, Committee and Director Self-Evaluations. The Board of Directors and each committee annually conduct a comprehensive self-evaluation process.

No Significant Related Party Transactions. We do not currently have any significant related party transactions. In addition, no immediate family relationships exist between any of our directors or executive officers and any of our other directors or executive officers.

Systemic Risk Oversight by Board and Committees. Our Board has overall responsibility for risk oversight, while each of our Audit, Compensation and Nominating and Governance Committees monitor and address risks within the scope of their particular expertise or charter.

No Selective Disclosure of Information. We have a Corporate Disclosure Policy applicable to directors, officers and employees to ensure timely, transparent, consistent and accurate financial and other information is provided to the investing community on a non-selective basis.

Entirely Independent Committees. All of the members of our Audit, Compensation, and Nominating and Governance Committees are independent.

No Option Trading or Short Selling of Our Securities. None of our directors and officers are permitted to trade in options, warrants, puts and calls or similar instruments on Company securities or sell Company securities “short”.

Audit Committee Financial Experts. All of the members of our Audit Committee qualify as an “audit committee financial expert” as defined by the SEC.	No Hedging of Our Securities. Our anti-hedging policy prohibits our directors and officers from engaging in any hedging or monetization transactions involving our securities.

Stock Ownership Guidelines for Directors. Our stock ownership guidelines require that each of our directors, over a reasonable period of time, accumulate a holding of shares having a value of 3x the value of the annual Board of Directors stock retainer amount.

No Pledging of Our Securities. None of our executive officers or directors are permitted to purchase our securities on margin, or pledge our securities as collateral for margin or other loans.

Stock Ownership Guidelines for Executives. Our amended stock ownership guidelines require, over a reasonable period of time, our CEO to accumulate a holding of shares equal to 6x his annual base salary, and our other executives to accumulate a holding of shares equal to 3x their respective annual base salaries.

No Limits on Stockholder Ability to Amend Bylaws. Our stockholders are empowered to amend, alter or repeal any provision in our bylaws upon the affirmative vote of a majority of all the votes entitled to be cast.

17

CORPORATE GOVERNANCE MATTERS

Corporate Governance Highlights

We are committed to maintaining the highest standards of corporate governance, which we believe promotes long-term value creation, transparency and accountability to our stockholders. Because corporate governance practices evolve over time, based on our ongoing evaluation of best practices and investor feedback on our governance practices, we have consistently implemented governance and disclosure enhancements since our formation in 2017.

18	VICI PROPERTIES INC. — 2022 PROXY STATEMENT

CORPORATE GOVERNANCE MATTERS

Corporate Governance Documents

Our corporate governance framework is a set of principles, guidelines, policies and practices that support consistent financial performance and long-term value creation for our stockholders.

CORPORATE GOVERNANCE GUIDELINES

Our Board of Directors has adopted Corporate Governance Guidelines, which set forth a flexible framework within which the Board of Directors, assisted by its committees, directs the affairs of the Company. The Corporate Governance Guidelines reflect the Board of Directors’ commitment to monitoring the effectiveness of decision-making at the Board of Directors and management level and ensuring adherence to good corporate governance principles. The Corporate Governance Guidelines address, among other things:

•  the responsibilities and qualifications of directors, including director independence, and the selection process and evaluation criteria for new director candidates;

•  the responsibilities, composition and functioning of the Board of Directors and its committees;

•  director access to officers and employees, as well as to outside advisors;

•  the principles of director compensation;

•  director orientation and continuing education;

•  Board of Director interaction with stockholders and interested parties;

•  management succession planning, development and review;

•  annual performance evaluation of the Board of Directors, its committees and each director; and

•  minimum stock ownership guidelines for our directors, CEO and other executive officers.

Our Corporate Governance Guidelines are periodically reviewed by the Nominating and Governance Committee.

CODE OF BUSINESS CONDUCT

Our Board of Directors has adopted a Code of Business Conduct that applies to our directors, officers (including our Chief Executive Officer, Chief Financial Officer and Chief Accounting Officer) and other employees. Among other matters, our Code of Business Conduct is designed to:

•  deter wrongdoing, including with respect to corporate opportunities, the protection and proper use of company assets, and political contributions and payments to government personnel;

•  promote honest and ethical conduct, including maintaining confidentiality of proprietary or confidential information and the ethical handling of actual or apparent conflicts of interest in a personal and/or professional capacity;

•  promote full, fair, accurate, timely and understandable disclosure in our SEC reports and other public communications;

•  ensure compliance with applicable governmental laws, rules and regulations;

•  establish an expectation of fair dealing with our competitors, tenants, managers of our properties, suppliers and employees;

•  encourage prompt internal reporting of violations of the Code of Business Conduct to appropriate persons identified in the Code of Business Conduct and advocate for accountability for adherence to the Code of Business Conduct.

In addition, the Code of Business Conduct expressly states our commitment to a diverse workplace and requires that all employment practices and decisions be conducted without regard to race, color, ancestry, national origin, age, gender, sex, sexual orientation, marital status, religion, age, pregnancy and childbirth (or any related medical conditions), disability, gender identity or expression, results of genetic testing, genetic information (including, where applicable, sickle cell trait), or service in the military, or any other protected categories under applicable federal, state, and local laws.

Only our Board of Directors, or a committee designated by the Board of Directors, is able to approve any waiver of the Code of Business Conduct for our executive officers or directors, and any such waiver shall be promptly disclosed as required by law, stock exchange regulations or the requirements of the SEC. Any substantive amendments to or waivers from any provision of the Code of Business Conduct applicable to our Chief Executive Officer, Chief Financial Officer and Chief Accounting Officer will be posted on our website at www.viciproperties.com under the section “Corporate Responsibility—Governance”.

19

CORPORATE GOVERNANCE MATTERS

RESPONSIBLE SUPPLIER PRINCIPLES

Our Board of Directors has approved Responsible Supplier Principles, designed to outline our expectations for responsible business practices of our third-party suppliers. The Responsible Supplier Principles include our expectation that our third-party suppliers:

•  comply with all applicable laws and regulations;

•  have a commitment to a diverse workplace;

•  institute and enforce policies prohibiting harassment and discrimination;

•  prohibit forced labor and abuse of labor, including human trafficking;

•  prohibit child labor;

•  comply with all applicable local and national wage, work hours, overtime and benefits laws; and

•  support environmental sustainability and business integrity.

Our Board of Directors periodically reviews the Responsible Supplier Principles for changes in our business and any legal or regulatory requirements.

CORPORATE SOCIAL RESPONSIBILITY POLICY

Our Board of Directors has adopted a Corporate Social Responsibility Policy, which sets forth the Company’s policy to contribute to the improvement of economic, environmental and social conditions through the Company’s business activities regardless of geographic location, within the scope of our capabilities and consistent with applicable laws and regulations, and our Code of Business Conduct. The Corporate Social Responsibility Policy covers, among other things:

•  environmental sustainability;

•  labor, health and safety;

•  human rights and human trafficking;

•  compliance with applicable governmental laws, rules and regulations;

•  business integrity and anti-money laundering;

•  education and training opportunities for our employees, including with respect to cybersecurity, diversity, anti-harassment and sustainability;

•  engagement of stakeholders, including our stockholders, our employees, our tenants and borrowers, and our communities;

•  diversity and inclusion;

•  considerations relating to suppliers, including, where available and feasible, a commitment to work with suppliers to advance economic inclusion and work with minority and women-owned businesses;

•  cybersecurity and data protection; and

•  reporting of apparent misconduct or violations of the policy, including a confidential, secure reporting structure.

Our Board of Directors periodically reviews the Corporate Social Responsibility Policy.

20	VICI PROPERTIES INC. — 2022 PROXY STATEMENT

CORPORATE GOVERNANCE MATTERS

POLITICAL CONTRIBUTION POLICY

Our Board of Directors has implemented a Political Contribution Policy, which, in addition to our Code of Business Conduct, provides:

•  that Company personnel are encouraged to participate in political activities on their own time and at their own expense, and in a manner consistent with applicable law and the Company’s applicable policies;

•  that Company assets, facilities and resources may not be used for political purposes except in accordance with law and after approval by the Board of Directors;

•  for the implementation of internal safeguards to prevent unlawful political contributions by the Company and our officers, employees and directors who are licensed or have applied for a gaming license in one or more of the jurisdictions in which we are licensed, due to the highly regulated nature of the gaming industry in which we operate; and

•  for the strict prohibition on making illegal payments to government officials of any country, including under the U.S. Foreign Corrupt Practices Act, which prohibits giving anything of value, directly or indirectly, to officials of foreign governments or foreign political candidates in order to obtain or retain business, and similar federal, state and local rules, as well as those of foreign governments.

Our Board of Directors periodically reviews the Political Contribution Policy and the Code of Business Conduct. In accordance with our policies, any company resources utilized for political advocacy purposes require the approval of our Board of Directors. In 2021, VICI paid a total of approximately $306,000 in membership dues to the National Association of Real Estate Investment Trusts (Nareit), the American Gaming Association (AGA), and a regional business council organization, a portion of which was allocated by the respective organizations to lobbying and political activities. Except for such portion of these membership dues (which are not directed by VICI), VICI did not expend corporate resources for political advocacy purposes in 2021.

WHISTLEBLOWER POLICY & HOTLINE

Our Board of Directors has adopted a Whistleblower Policy, which establishes procedures for (i) the receipt, retention and treatment of complaints regarding improper or questionable accounting, internal accounting controls or auditing matters involving the Company, and (ii) the confidential, anonymous submission of such complaints by employees of the Company. In order to facilitate the submission of such complaints, we have implemented a secure whistleblower hotline and website. The whistleblower hotline and website are operated by an independent service provider and are available for the anonymous submission of complaints. Since implementation of the Whistleblower Policy, we have received no material complaints or submissions through our whistleblower reporting process.

Where to Find our Corporate Governance Documents

You are encouraged to visit our website at https://investors.viciproperties.com/environmental-social-and-governance/corporate-governance/#governance-documents to view or obtain copies of our articles of incorporation and bylaws, committee charters, Corporate Governance Guidelines, Code of Business Conduct, Corporate Social Responsibility Policy and Whistleblower Policy. The information found on, or accessible through, our website is not incorporated into, and does not form a part of, this Proxy Statement or any other report or document we file with or furnish to the SEC. You may also obtain, free of charge, a copy of each of these documents by directing your request in writing to Secretary, VICI Properties Inc., 535 Madison Avenue, 20th Floor, New York, New York 10022. Additional information relating to the corporate governance of our Company is also set forth below and included in other sections of this Proxy Statement.

21

CORPORATE GOVERNANCE MATTERS

Environmental Sustainability and Social Responsibility

OVERVIEW OF 2021 ACCOMPLISHMENTS

Environmental sustainability and social responsibility are integral components of growing and maintaining value for our stockholders. Accordingly, we are committed to progress in environmental sustainability across our corporate headquarters, our leased properties and our owned and operated golf courses, as well as to the health, safety and well-being of our employees, suppliers, partners and local communities. Through our Nominating and Governance Committee and Compensation Committee, our Board of Directors oversees the Company’s environmental sustainability and social responsibility efforts and human capital management programs, respectively.

Environmental Sustainability

•  We continue to pursue our tenant engagement strategy, including initiating a new outreach program, to encourage collaboration and greater cooperation with respect to environmental sustainability initiatives and reporting

•  We negotiated for additional limited “green lease” provisions in certain of our new leases and amendments to existing leases, which we expect will facilitate further cooperation between us and our tenants with respect to conservation, sustainability, recycling, energy efficiency, and waste reduction and other programs that may be implemented

•  We continue to monitor our environmental sustainability data at our golf courses, pursuant to which we measure utility usage at our owned and operated golf courses in connection with environmental sustainability programs

•  In 2021, we enhanced our assessment of environmental-related risks in transactional and acquisition underwriting through environmental sustainability energy audits, including those related to environmental performance and potential environmental exposure or liability, regulatory and zoning-related risks, as well as the potential long-term impact of climate change

Social Responsibility

•  We completed a comprehensive externally led employee diversity and inclusion training program to further address important social responsibility initiatives in 2021-2022, including diversity, implicit and unconscious bias, inclusive and empathetic practices and communication

•  Acting on the recommendations of our Diversity and Inclusion Task Force, we implemented additional inclusive benefits practices relating to enhanced paid time off, expanded parental leave, supplemental disability insurance, and a parenthood pursuit program,

•  Continued to implement unique benefits offerings, such as our Portfolio Experience benefit and our Educational Assistance Program.

•  We were certified as a Great Place to Work® by the Great Place to Work Institute® for the third year in a row following our annual employee engagement survey, receiving an 88% rating among our employees

•  Our VICI Volunteers team, comprised of employees across different functional areas, continues to pursue philanthropic and charitable efforts that enable our team members to contribute meaningfully to charitable causes in our communities

ENVIRONMENTAL SUSTAINABILITY

Environmental Sustainability and Social Responsibility Task Force. Formed in 2018, our Environmental Sustainability and Social Responsibility Task Force consists of employees across functional areas and professional levels and periodically meets to consider our environmental sustainability initiatives.

Our Leased Properties. Our existing leased properties are leased pursuant to long-term, triple-net leases. As a result of our triple-net lease structure, our tenants maintain sole operational control over our properties, including the authority to develop and improve the environmental sustainability performance at the properties. A brief history of our sustainability engagement with our tenants is presented below:

2021

We advanced our tenant engagement initiative through additional outreach to each of our tenants to further engage on their environmental sustainability programs, goals and strategies, with the aim of encouraging collaboration and identifying further opportunities for partnership. We also continue to pursue opportunities to incorporate “green lease” provisions into our new leases and amendments to existing leases.

2020

We took additional steps to establish formal processes with certain of our tenants, such as the inclusion of limited “green lease” provisions in certain of our new leases, which we expect will facilitate further cooperation between us and our tenants with respect to conservation, sustainability, recycling, energy efficiency, and waste reduction and other programs that may be implemented.

2019

Despite our contractual limitations, we initiated a communication and reporting process in partnership with our tenants in order to monitor, record and report environmental sustainability data relating to our leased property portfolio.

22	VICI PROPERTIES INC. — 2022 PROXY STATEMENT

CORPORATE GOVERNANCE MATTERS

Our Tenants’ Sustainability Initiatives. We are proud of the work our tenants have pursued to implement environmental sustainability measures, set goals and prioritize environmental, social and governance (“ESG”) matters, whether at our leased properties or more broadly across their properties, operations and employee base. Certain of our tenants and future tenants have disclosed their comprehensive initiatives and goals, including those relating to environmental sustainability, such as MGM, Caesars Entertainment, Inc. (“Caesars Entertainment”), Penn National Gaming, Inc. (“Penn National”) and Hard Rock International (“Hard Rock”).

MGM Resorts International. Subject to the closing of the pending MGP Transactions, we will enter into a long-term lease with MGM as our tenant with respect to the fifteen additional properties to be added to our portfolio. MGM has embraced a leadership role in environmental sustainability, including through its “Focused on What Matters: Embracing Humanity & Protecting the Planet” initiative. MGM has committed to pursuing concrete sustainability and climate-related goals through 2025 and actionable efforts to achieve such goals. For example, MGM continues to advance construction of a 100-megawatt utility-scale solar array in North Las Vegas, which they expect will provide up to 90% of the daytime electricity used at all MGM properties on the Las Vegas Strip.

Caesars Entertainment. Caesars Entertainment has been our largest tenant since our formation, currently leasing 68% of our leased properties (exclusive of properties to be acquired pursuant to the MGP Transactions). Caesars’ “PEOPLE PLANET PLAY” strategy represents a comprehensive approach to ESG matters, including environmental sustainability, and they continue to pursue further advancements with respect to their sustainability initiatives. Due to the timing of availability of environmental data with respect to these properties, we have presented below Caesars’ sustainability information with respect to 2020 (and in comparison to 2019). In addition, this historical sustainability information has been adjusted to reflect our acquisition of Harrah’s Atlantic City, Harrah’s Laughlin and Harrah’s New Orleans in connection with the acquisition of Caesars Entertainment Corp. by Eldorado Resorts International (now Caesars Entertainment) on July 20, 2020, and also reflects the dispositions of Harrah’s Reno and Bally’s Atlantic City on September 30 and November 18, 2020, respectively. In 2020, these properties reported the use of 601,360 MWh in electric energy (compared to 715,877 MWh in 2019), 12,762,096 therms of natural gas energy (compared to 17,587,885 therms in 2019), 6,146,711 therms of thermal (heating / cooling) energy (compared to 6,599,566 therms in 2019), 89,362 (Scope 1 MTCO2e) and 260,818 (Scope 2 MTCO2e) in emissions (compared to 115,391 and 346,974 in emissions, respectively, in 2019), and 1,224,931 kGal of water (compared to 1,854,378 kGal in 2019). In addition, these properties diverted from landfills approximately 45.1% of waste generated (compared to 38% in 2019).

Penn National. Penn National currently leases two of our leased properties. Penn National is committed to safeguarding natural resources and helping to protect the environment, through a culture of environmental excellence throughout their organization. Penn National’s designated “Green Teams” at each of their properties lead their sustainability initiatives, which highlights include LEED Gold or LEED Silver certification of their three latest greenfield developments, energy efficiency initiatives at two casinos currently under development, and further sustainability improvements across their portfolio.

Hard Rock. Hard Rock currently leases one of our leased properties (and two, following the closing of MGM’s pending sale of the operations of the Mirage to Hard Rock). Through Hard Rock’s “Save the Planet” initiative, their commitment to building an environmentally sustainable future involves operational improvements, partnerships with environmental organizations, and best practice collaboration with vendors, intended to grow their efforts to sustainably address waste, energy, and water.

23

CORPORATE GOVERNANCE MATTERS

Our Golf Courses. We own and operate four championship golf courses, at which we strive to contribute to the health and sustainable functioning of our ecosystems with policies and practices that protect watersheds, promote biodiversity, and sustain natural resources through maintenance of naturalized areas where possible.

Cascata Golf Club	Chariot Run Golf Club	Grand Bear Golf Club	Rio Secco Golf Club
Boulder City, Nevada	Laconia, Indiana	Saucier, Mississippi	Henderson, Nevada

We continue to make progress in identifying and pursuing sustainability initiatives to mitigate the environmental impact of operations at these properties, such as those set forth below:

LED Lighting Conversion	Turf Reduction	Reclaimed Water Usage	Other Efficiency Projects

We are transitioning to energy-efficient LED lighting on an as-needed basis and expect to continue progressing towards our goal of 100% energy-efficient lighting at our golf course properties.

We continue to progress our turf reduction initiative at Cascata Golf Club and have begun this initiative at our Rio Secco Golf Club, seeking to reduce the total area of the clubhouse areas and golf course requiring irrigation in order to reduce overall water usage.

We utilize reclaimed water at our Rio Secco golf course with respect to a significant portion of our irrigation activities in order to reduce our total water usage and environmental impact.

In 2021, we updated certain of the heating and cooling systems at each golf course facility to improve energy efficiency and performance. We also continue to pursue other initiatives to reduce our water usage, such as relining of ponds on the courses to reduce or eliminate leakage.

We have also initiated a program to facilitate the monitoring of utility data at our owned and operated golf courses in order to more fully understand the environmental impact of our operations and resource usage at each of our courses. Due to the nature of golf course management and the locations of certain of our golf courses, our resource consumption and environmental impact depends to some degree on natural weather patterns and outcomes, including total rainfall in a given location and the degree to which drought-like conditions are experienced throughout the year. In addition, the closure of our golf courses from early March 2020 to mid-May 2020 from the impact of the COVID-19 pandemic may affect the comparability of our resource usage metrics for 2021 as compared to 2020 (and in future years).

Energy Consumption. Our total electricity usage (comprising a portion of our overall energy usage) at our four golf courses in 2021, 2020 and 2019, is presented below:	Water Consumption. Our total water usage at our four golf courses in 2021, 2020 and 2019, is presented below:

Electricity Usage (MM kWh)	Water Usage (MM kGals)

Environmental Conservation. We strive to contribute to the health and sustainable functioning of ecosystems at all of our golf courses with policies and practices that protect watersheds, promote biodiversity, and sustain natural resources through maintenance of naturalized areas where possible. The Grand Bear Golf Club is located in a National Forest supervised by the United Stated Forest Service. The Chariot Run Golf Club is certified by the
Audubon Cooperative Sanctuary Program as an Audubon Sanctuary, and each of our other golf courses is enrolled in the Audubon Cooperative Sanctuary Program and currently undergoing the certification process.

Waste Management and Recycling. We have implemented recycling programs at each of our golf courses, which encourage all employees and customers to participate in recycling consumer waste, including paper, glass and plastic (including packaging waste).

24	VICI PROPERTIES INC. — 2022 PROXY STATEMENT

CORPORATE GOVERNANCE MATTERS

Investment and Asset Management Strategy. We incorporate sustainability into our investment and asset management strategies with a focus on identifying and assessing environmental-related risks and minimizing environmental impact with respect to such investments and assets. Sustainability is incorporated into our strategy in the following manner:

Transaction Underwriting	Asset Management	Tenant Engagement

In evaluating a potential investment or property acquisition, we consider environmental-related risks, including those related to environmental performance of the property and potential environmental exposure or liability, regulatory and zoning-related risks. Beginning in 2021, we adopted a policy to conduct environmental sustainability energy audits in connection with potential property acquisitions in order to gather data on the environmental performance and potential areas of improvement with respect to the property’s operations.

Pursuant to our triple-net leases, our tenants maintain sole operational control over our leased properties, including with respect to environmental sustainability initiatives. We continue to pursue improvements in our access to operating and sustainability data in concert with our tenants and, as set forth herein, certain of our tenants voluntarily report sustainability data to us. We continue to pursue the implementation of limited “green lease” provisions in amendments to our existing leases.

Our tenant engagement strategy involves regular outreach and communication, including through the identification of potential areas of focus with respect to sustainability and working in partnership to implement measures to address sustainability issues. We engage with our tenants to encourage and support, where possible, their implementation of environmental sustainability initiatives.

Mitigation of environmental risk and potential impact of climate change is increasingly important to the long-term viability and value of our individual properties and overall portfolio, both for VICI as a property owner and for our tenants as operating tenants.

In light of the terms of our triple-net leases, we have limited ability to influence the sustainability impact of our tenants’ operations at our properties. We expect that further access to sustainability data will allow us to further enhance our ability to report on the environmental impact of our properties on an ongoing basis.

Although we are seeking partnership opportunities, our tenants ultimately retain management and operational control of their businesses, including with respect to their environmental sustainability initiatives, strategy, approach and implementation, and make independent decisions regarding whether and how to pursue such initiatives at our leased properties.

Climate Change. We recognize that climate change and its widespread impact collectively represent one of the most significant economic and environmental issues faced today. In addition, the impacts of climate change represent a significant risk to the underlying value of our properties, the viability of our tenants’ businesses at our properties, and the health, safety, growth and prosperity of the communities that surround our properties. With respect to our leased property portfolio, due to our triple-net lease model, our tenants are generally responsible for the operation, maintenance, repair and improvement of our leased properties. This may include the implementation of energy conservation and environmental sustainability measures, as well as the assessment and implementation of measures intended to mitigate the impact of climate change. With respect to new investments, we perform customary environmental due diligence on potential assets to assist in identifying any existing risks or liabilities and complete third-party environmental sustainability energy audits to better understand the environmental risks and potential issues and/or liabilities at such properties. At our golf courses, we have implemented sustainability measures to mitigate the environmental impact of these businesses and continue to evaluate additional measures at these properties to contribute to addressing climate change. We expect to continue to enhance our climate change risk evaluation and management processes to more fully integrate these matters into our long-term investment strategy and risk mitigation policies and procedures.

25

CORPORATE GOVERNANCE MATTERS

SOCIAL RESPONSIBILITY

We are committed to contributing positively to our communities and to creating and sustaining a positive work environment and corporate culture that fosters employee engagement, health, safety and well-being, diversity and inclusion, and equal opportunity through a focus on recruitment and retention of employees with skills, experiences and viewpoints that contribute to our success and enhance our culture, and providing competitive benefit programs, training and development opportunities, tuition reimbursement, and community service events.

VICI Values. Since early in VICI’s existence, our management team has coalesced around a set of core values intended to define the way we interact with each other, with our tenants and partners, and with transactional counterparties. These VICI Values, while fluid and adaptable to our changing circumstances, are comprised of core principles emphasizing the value of:

•	maintaining relationships, we encourage our employees to take pride in everything they do and every interaction they have, to be responsive and to take care of all internal and external relationships;

•	seeking fairness, highlighting our approach to transactional negotiations and that, above all, it is not about who is right, but what is right;

•	valuing diversity and inclusion, embracing what makes us unique to collectively pursue success and create a trusting and supportive culture so every team member can meet their full potential; and

•

taking ownership, to behave like an owner of the business, to be accountable for their performance to the whole team, no matter role or rank, and be willing to contribute to any task for the sake of the organization.

Advancing Diversity and Inclusion. Since our formation in 2017, we have maintained the vital importance of a diverse and inclusive culture in fostering the continued growth and success of our organization. In 2021, we continued the work of reviewing and improving our organization’s diversity and inclusion policies and practices with the leadership of our Diversity and Inclusion Task Force.

Racial and Ethnic Diversity. Information regarding the racial and ethnic diversity of our Board of Directors and our corporate team, as of December 31, 2020 and 2021, is presented below:

Gender Diversity. Information regarding the gender diversity of our Board of Directors and our corporate team, as of December 31, 2020 and 2021, is presented below:

26	VICI PROPERTIES INC. — 2022 PROXY STATEMENT

CORPORATE GOVERNANCE MATTERS

Commitments to Diversity and Inclusion. In January 2021, our Chief Executive Officer, Ed Pitoniak, affirmed our Company’s commitment to maintaining a diverse and inclusive workplace and outlined our goals as an organization and key next steps in this effort, including the formation of our Diversity and Inclusion Task Force, in a letter to our team members which is available on our website.

CEO	ACT!ON	FOR
DIVERSITY & INCLUSION

In June 2021, Mr. Pitoniak further demonstrated VICI’s commitment to diversity and inclusion by making the CEO Action for Diversity and Inclusion pledge. The pledge consists of four commitments:

•   cultivating environments that support open dialogue on complex—and often difficult—conversations around diversity, equity and inclusion,

•   implementing and/or expanding unconscious bias education and training,

•   sharing best-known—and successful—diversity, equity and inclusion programs and initiatives, and

•   engaging with our Board of Directors in developing and evaluating our diversity, equity and inclusion strategies.

Nareit Joint Internship Program. Through our engagement with Nareit, we will be participating in the 2022 inaugural year of a joint internship program sponsored by Nareit, Fannie Mae’s Future Housing Leaders program and the Urban Land Institute (ULI). The internship program is intended to provide participants with valuable exposure to the commercial real estate industry, coupled with educational and certification opportunities and access to a broad range of speakers and additional resources. The internship program supports the Future Housing Leaders’ mission of advancing systemic racial equity within the real estate industry. For the summer of 2022, VICI has committed to hosting two interns for the ten-week program at our corporate headquarters.

VICI Volunteers. Our VICI Volunteers group, comprised of employees from across our corporate team, leads our organization’s community service engagement and related initiatives. In 2021, the work of our VICI Volunteers coupled with the individual charitable engagement of our corporate team members resulted in the below initiatives:

End-of-Year Charitable Engagement. We held a year-end fundraising initiative to benefit the New York Cares Annual Coat Drive and the Marines Toys for Tots Annual Toy Drive, through which our team members donated warm winter coats and children’s toys, respectively, with a company contribution to further support these important causes. We are proud to be named a Silver Cash for Coats+ Champion of the New York Cares Annual Coat Drive and a National Corporate Donor of the Marine Toys for Tots Foundation.

NYSE Charitable Giving Campaign. Through the New York Stock Exchange’s celebration of charitable giving in dedicating its 98th Annual Tree Lighting to a theme of global giving, we elected to highlight Exhale to Inhale, an organization dedicated to empowering those affected by domestic violence and sexual assault to transform their lives through the healing power of trauma-informed yoga.

Cause-Specific Donations. We make additional contributions from time to time to emerging causes, such as in response to economic hardship or natural disasters impacting our communities, or causes that are personally meaningful to our individual team members. For example, in 2021, we donated to organizations that addressed food security and food bank relief in Nevada, cancer care and research, a social entrepreneurship organization focused on serving Asian American non-profits in need by raising public awareness and volunteerism, as well as the organizations referred to above.

Charitable Contribution Matching Policy. Our corporate employees participate year-round in our Charitable Contribution Matching Program to multiply the impact of their support to organizations of their choice. In total, VICI employees and matching contributions resulted in nearly $35,000 in support to eligible organizations through this effort.

$90,000 Total contributions by VICI and VICI corporate team members through corporate gifts and individual contribution matching in 2021.

Golf Course Community Engagement. In addition to our corporate-level involvement described above, each of our golf courses also engages in local community outreach and service on a regular basis. Each golf course prepares an annual calendar of fundraising events centered around designated awareness months, in which a portion of rounds fees paid in that month is contributed to charitable causes. Our golf courses also demonstrate their support and engagement with their respective communities by donating golf rounds for local fundraising efforts, donating over 400 individual player rounds in 2021 to more than 60 charitable organizations. Our golf courses also host charity fundraising events at their facilities from time to time in support of local organizations.

27

CORPORATE GOVERNANCE MATTERS

HUMAN CAPITAL MANAGEMENT

Employee Engagement. We engage with our employees on a regular basis in the course of operating our business and to solicit feedback with respect to key topics. Our employees are involved in our business in various ways, including through membership on our Task Forces. In 2021, we initiated our third annual employee engagement survey through the Great Place to Work® Institute in order to monitor the satisfaction of our employees and utilize the results to improve our Company. Following the completion of this survey, we were certified as a Great Place to Work® for the third year in a row, with 87% participation across our organization, 88% of our employees agreed that “Taking all things into account, this is a great place to work”.

Employee Training. We invest in our employees by conducting regular training programs to educate and advance our employees’ understanding of concepts relevant to our business, such as information and cybersecurity, professional development, and with respect to important issues such as diversity, anti-harassment and other matters outlined in our Code of Business Conduct and Corporate Social Responsibility Policy. With respect to our social responsibility initiatives, the VICI team overall participated in approximately 503 hours of aggregate training, 14.2 hours of training per corporate employee and 1.6 hours of training per golf employee in 2021 related to workplace conduct and social responsibility issues (and excluding training relating to other areas, such as business strategy, cybersecurity and operations, including training to address the impact of the COVID-19 pandemic), exceeding our overall and corporate target training goals set in the fourth quarter of 2020. This additional training was largely comprised of a comprehensive diversity, equity and inclusion curriculum provided to our corporate team in coordination with an external training partner.

   Professional Development

In the first quarter of 2021, we implemented an expanded professional development program for our eligible team members, providing an annual stipend for the pursuit of self-selected professional improvement and education opportunities.

Employee Recruiting and Hiring Practices. In 2021, we reviewed our existing policies and procedures and implemented certain identified best practices as appropriate for our organization, including with respect to employee lifecycle monitoring, hiring, recruitment and employment to reflect the changing needs of our growing organization.

Employee Education and Development. We seek to provide our employees with opportunities to broaden their understanding of our business and enhance relationships among each other and with our tenants. For example, we facilitate and provide financial support for our employees to visit the various properties in our portfolio as well as to join planned site visits for dedicated business purposes. In addition, we encourage our employees to pursue professional development through external education and certifications through the VICI Educational Assistance Program, a broadly applicable and flexible tuition reimbursement policy.

Employee Benefits. We offer a comprehensive employee benefits package, including a 401(k) plan, medical, dental and vision insurance, disability insurance, life insurance, paid parental leave for birth and foster/adoption placements and access to an employee assistance program, which provides, among other things, counseling, mental health and wellness and other support services. We regularly evaluate opportunities to meaningfully enhance employee benefits based on feedback from our employees, including through our annual engagement surveys. In response to previous feedback from our employee engagement surveys, our Diversity and Inclusion Task Force reviewed our existing employee benefits and considered a range of potential inclusive enhancements for recommendation, which recommendations were approved by management with the support of our Board of Directors and implemented as set forth in “Benefits Enhancements”.

We also value the opportunity to provide our employees with benefits unique to VICI. In 2021, we implemented the VICI Portfolio Experience benefit, which provides eligible team members with an annual reimbursement to stay at any VICI-owned property and experience the hospitality and entertainment experiences provided by each of our tenants.

Reporting. Our confidential and secure, third-party monitored online and telephonic reporting structure enables our employees to report, among other things, any issues with discrimination or other matters that impact the quality of our workplaces. We facilitate and encourage open communication from our employees directly and through our employee assessment process and employee engagement surveys, including in coordination with the Great Place To Work® Institute.

Benefits Enhancements

As a result of the recommendations of the Diversity and Inclusion Task Force and with the support of management and our Board of Directors, we implemented enhanced inclusive benefits for our corporate team, effective January 1, 2022, including:

•   a parenthood pursuit program, including a significant lifetime reimbursement benefit for a broad range of covered services and access to care relating to all pathways to parenthood;

•   an expanded paid parental leave program from six to 16 weeks;

•   enhancements to our unlimited paid-time-off policy; and

•    supplemental individual disability insurance.

28	VICI PROPERTIES INC. — 2022 PROXY STATEMENT

CORPORATE GOVERNANCE MATTERS

Regulatory Compliance and Responsible Gaming. Our business is subject to extensive regulation as an owner of gaming-entitled and gaming-related assets. We view comprehensive and responsive engagement with our regulators as a critical part of our governance and corporate social responsibility efforts. We are currently subject to regulation by 12 jurisdictions and required to be licensed or found suitable in nine jurisdictions. We maintain a comprehensive regulatory compliance program through our internal legal and regulatory team overseen by our Audit Committee and our Board of Directors. Each director and officer required to be licensed in the applicable jurisdictions are licensed or pending licensure by all applicable gaming regulatory agencies. In addition, we support our tenants in their compliance with applicable regulatory requirements by cooperating with applicable gaming regulatory authorities in connection with regulatory jurisdiction over our tenants and their affiliates, including the provision of such documents and other information as may be requested by such gaming regulatory authorities relating to our tenants, us, or our respective affiliates. Each of our tenants, as licensed operators of gaming assets, have implemented Responsible Gaming initiatives designed to ensure, among other things, that patrons responsibly enjoy casino games as a form of entertainment.

Board Oversight of Human Capital Management. Our Board plays an important role in the oversight of our human capital management programs and related initiatives. Our Compensation Committee is responsible for our human capital management programs, including those relating to employee compensation practices, employee benefits, and employee recruitment and retention, and our Nominating and Governance Committee maintains oversight of our diversity and inclusion initiatives. Management reports periodically to each committee with respect to these areas, including on a quarterly basis with respect to our diversity and inclusion programs.

RESPONSE TO OPERATIONAL IMPACT OF COVID-19

With respect to our corporate team and operations in New York, like many employers, we were fully remote beginning in March 2020 in light of the public health considerations and ongoing impact of the COVID-19 pandemic. In connection with our corporate team’s return to the office in the second half of 2021, we implemented a flexible work policy to accommodate the demands of work and life, by which individuals are generally expected to work at least two days per week in the office but may otherwise work remotely at their discretion, allowing greater freedom to our corporate employees in determining where and how they contribute, while also returning to a measure of in-person work and engagement that we believe is important to the continued success of our collaborative and team-oriented culture. In response to emerging COVID-19 variants in late 2021, we subsequently reverted back to primarily remote work at our corporate headquarters in New York. Our management and Board of Directors continue to monitor the broader public health situation and working environment and will continue to prioritize our team’s health, wellbeing and safety in the operation of our business. With respect to our golf course operations, since the return to operations in May 2020, we have maintained compliance with applicable regulations and COVID-19 measures, adapting our operational manual as necessary to reflect applicable guidance and best practices.

Director Independence

Background. Our Corporate Governance Guidelines provide that a majority of our directors serving on our Board of Directors must be independent as required by the listing standards of the NYSE.

Independence Determinations Made by our Board of Directors. We define “independent director” by reference to the rules, regulations and listing qualifications of the NYSE. In general, a director is deemed independent if the director has no material relationships with our Company. Our Board of Directors, after broadly considering all relevant facts and circumstances, including with respect to (i) the past and current relationships, if any, of each director with the Company and (ii) the commercial, industrial, banking, consulting, legal, accounting, charitable and familial relationships of each director, has affirmatively determined that all of the Company’s non-employee directors, Messrs. Abrahamson, Macnab and Rumbolz and Mses. Cantor, Douglas and Holland are independent directors. In making these determinations, the Board of Directors reviewed the non-employee directors’ relationships, if any, with us, as well as the additional criteria set forth above, and determined that there are no material relationships with our Company.

Board and Committee Structure and Meetings

LEADERSHIP STRUCTURE OF OUR BOARD OF DIRECTORS

At the present time, the Board of Directors believes that a structure that separates the roles of Chair and Chief Executive Officer is appropriate and that the Chair should serve in an independent, non-executive role. However, the Board of Directors reserves the right to determine the appropriate leadership structure for the Board of Directors on a case-by-case basis, taking into account at any particular time the Board of Directors’ assessment of its and the Company’s needs, as well as the people and situation involved. The Board of Directors believes that

29

CORPORATE GOVERNANCE MATTERS

having an independent director serve as the Chair is the appropriate leadership structure for our Company at this time because it allows our Chief Executive Officer to focus on executing our Company’s strategic plan and managing our operations and performance, while allowing the Chair to focus on the effectiveness of the Board and provide independent oversight of our senior management team. As a result of the current separation between the roles of Chair of the Board of Directors and Chief Executive Officer (where the current Chair is an independent director) and the composition of our Board of Directors, the Board of Directors has determined that no lead independent director is necessary at this time. In the event that the Chair of our Board of Directors is no longer independent, we expect that our Board of Directors would appoint a lead independent director and further delineate their role and responsibilities in such capacity.

COMMITTEE STRUCTURE AND MEMBERSHIP

Our Board of Directors has three standing committees: the Audit Committee; the Compensation Committee; and the Nominating and Governance Committee. Our committees are composed entirely of independent directors as defined under the rules, regulations and listing qualifications of the NYSE. From time to time, our Board of Directors may also create additional committees for such purposes as our Board of Directors may determine.

The table below provides information with respect to membership and meetings held for each of the Board committees as of the date of this Proxy Statement:

Director	Board of Directors	Audit Committee	Compensation Committee	Nominating and Governance Committee

James R. Abrahamson(1)		—	—	—

Diana F. Cantor*			—

Monica H. Douglas		—		—

Elizabeth I. Holland*			—

Craig Macnab*				—

Edward B. Pitoniak(2)		—	—	—

Michael D. Rumbolz		—

Number of Meetings Held in 2021	17	5	7	4

  Board/Committee Chair       Board/Committee Member

(1)	Mr. Abrahamson serves as our independent Chair of the Board of Directors. Whenever possible, he actively participates, but does not vote, in meetings of the committees of the Board of Directors.

(2)	Mr. Pitoniak also serves as our Chief Executive Officer.

*	Audit committee financial expert

30	VICI PROPERTIES INC. — 2022 PROXY STATEMENT

CORPORATE GOVERNANCE MATTERS

DIRECTOR ATTENDANCE AT BOARD, COMMITTEE AND ANNUAL STOCKHOLDER MEETINGS

All seven of our directors serving on the Board attended the 2021 Annual Meeting of Stockholders. In addition to the Board and Committee meetings set forth above, our Board of Directors and its committees acted by written consent from time to time as appropriate. Our directors are also frequently consulted by management for advice and counsel and to receive informational updates, including in connection with potential transactions and strategic initiatives or important developments with respect to key topics, such as the impact of the COVID-19 pandemic, between formal meetings of our Board of Directors or any of its committees. For 2021, all directors attended at least 75% of the aggregate of (i) the total number of meetings of the Board of Directors, and (ii) the total number of meetings held by all committees of the Board of Directors on which each individual serves (during the periods that such individual served). Our Corporate Governance Guidelines provide that, absent exigent circumstances, all directors are expected to attend the Company’s annual meetings of stockholders.

EXECUTIVE SESSIONS OF NON-MANAGEMENT DIRECTORS

Pursuant to our Corporate Governance Guidelines and the NYSE listing standards, in order to promote open discussion among non-management directors, the non-management directors regularly meet in executive session without management participation. The executive sessions occur after each regularly scheduled meeting of the entire Board of Directors and at such other times that the non-management directors deem necessary or appropriate. The Chair of the Board of Directors, or, in the absence of a chair of the Board of Directors, the Chair of the Nominating and Governance Committee shall preside at such sessions; in the absence of such committee chair, the non-management directors present will elect another committee chair to preside at such session. If the group of non-management directors includes any directors who are not “independent” (as such term is defined from time to time under the listing standards of the NYSE), an executive session of the independent directors shall be scheduled at least once per year. Currently, all of our non-management directors are independent.

AUDIT COMMITTEE

The Audit Committee monitors (i) the integrity of our financial statements and financial reporting processes, (ii) our compliance with legal and regulatory requirements, (iii) the performance of our internal audit function, (iv) the qualifications, independence and performance of our independent auditor, (v) our continued qualification as a REIT, and (vi) our enterprise risk assessment and management programs. The Audit Committee selects, assists and meets with the independent auditor, oversees each annual audit and quarterly review, establishes and maintains our internal audit controls and prepares the report that Federal securities laws require be included in our annual proxy statement. In addition, the Audit Committee is responsible for reviewing and assessing our policies and procedures related to our compliance with applicable gaming regulations. The duties and responsibilities of our Audit Committee are more fully described in our Audit Committee Charter, which is available under the “Investors” tab of the Company’s website at www.viciproperties.com, under the heading “Corporate Responsibility—Governance—Governance Documents”.

Our Board of Directors has determined that all members of our Audit Committee qualify as an “audit committee financial expert” as defined in Item 407(d)(5) of SEC Regulation S-K, and that each of them is “independent” as such term is defined by the applicable rules of the SEC and NYSE listing standards applicable to boards of directors generally and audit committees in particular.

31

CORPORATE GOVERNANCE MATTERS

COMPENSATION COMMITTEE

The Compensation Committee (i) reviews and approves the compensation and benefits of our executive officers, non-executive employees and directors, (ii) administers and makes recommendations to our Board of Directors regarding approval of our incentive compensation and equity-based plans, (iii) produces an annual report on executive compensation for inclusion in our annual report or proxy statement, (iv) publishes an annual committee report for our stockholders, (v) periodically reviews our general employee compensation philosophy to ensure it is appropriate and does not incent unnecessary risk-taking and (vi) periodically reviews our human capital management programs, including those relating to employee compensation practices, employee benefits, and employee recruitment and retention. The duties and responsibilities of our Compensation Committee are more fully described in our Compensation Committee Charter, which is available under the “Investors” tab of the Company’s website at www.viciproperties.com, under the heading “Corporate Responsibility—Governance—Governance Documents”.

The Compensation Committee may obtain advice from external or internal compensation consultants, legal, accounting or other advisors. The Compensation Committee has the sole authority and appropriate funding from the Company to select, approve, retain, terminate and oversee outside consultants, experts and legal, accounting and other advisors as it deems appropriate to assist it in the performance of its responsibilities. The Compensation Committee also has the sole authority to determine the terms of the engagement and the compensation of any such advisors. The Compensation Committee considers the independence of any compensation consultant or advisor retained or to be retained by it, including any independence factors it is required to consider by the NYSE, the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or the rules and regulations promulgated by the SEC thereunder, or other applicable laws and regulations.

Our Board has determined that each of the members of the Compensation Committee is “independent” as defined by our Corporate Governance Guidelines and the NYSE listing standards applicable to boards of directors generally and compensation committees in particular.

NOMINATING AND GOVERNANCE COMMITTEE

The Nominating and Governance Committee (i) establishes criteria for prospective members of our Board of Directors, conducts candidate searches and interviews, and formally proposes the slate of directors to be elected at each annual meeting of our stockholders, (ii) develops and recommends to our Board of Directors for approval our Corporate Governance Guidelines, our Code of Business Conduct and our policies with respect to conflicts of interest, (iii) reviews periodically our corporate governance documents and makes recommendations, as appropriate, to the Board of Directors of amendments and modifications, (iv) makes recommendations to the Board of Directors as to the membership of committees of the Board of Directors, including a chair for each committee, (v) oversees and evaluates our Board of Directors and management, (vi) evaluates from time to time the appropriate size and composition of our Board of Directors and committees and recommends, as appropriate, increases, decreases and changes in the composition of our Board of Directors and such committees, (vii) monitors our compliance with the corporate governance requirements of state and Federal law and (viii) reviews our community, environmental and social responsibility policies, goals and initiatives, including with respect to environmental sustainability and diversity and inclusion, and makes recommendations, as appropriate, to the Board of Directors based on such review. The duties and responsibilities of our Nominating and Governance Committee are more fully described in our Nominating and Governance Committee Charter, which is available under the “Investors” tab of the Company’s website at www.viciproperties.com, under the heading “Corporate Responsibility—Governance—Governance Documents”.

Our Board has determined that each of the members of the Nominating and Governance Committee is “independent” as defined by our Corporate Governance Guidelines and the NYSE listing standards.

Board Governance and Effectiveness

Our Board believes that improving its effectiveness is an ongoing process that requires thoughtful planning and selection, effective engagement, thorough self-evaluation, and implementation of effective policies to advance the Board’s function. Our Board continues to evolve and adapt in order to drive the Company’s strategic direction. This ongoing process is outlined to the right and described in more detail below.

32	VICI PROPERTIES INC. — 2022 PROXY STATEMENT

CORPORATE GOVERNANCE MATTERS

   DIRECTOR CANDIDATE QUALIFICATION AND SELECTION PROCESS

Director Selection Process. Our Nominating and Governance Committee is responsible for recommending director candidates and nominees to the full Board of Directors, in collaboration with the Chair of the Board of Directors.

The Nominating and Governance Committee seeks to identify candidates based on input provided by a number of sources, including (i) other members of the Board of Directors, (ii) officers and employees of the Company, (iii) stockholders of the Company and (iv) other corporate governance and industry participants, such as the NYSE Board Advisory Council. As part of the candidate identification process, the Nominating and Governance Committee evaluates the skills, experience and diversity of the current Board of Directors, and whether there are additional skills, experience or diversity that should be added to complement the composition of the existing Board of Directors. The Nominating and Governance Committee will also take into account whether existing directors have indicated a willingness to continue to serve as directors if re-nominated. The Nominating and Governance Committee will also seek ongoing input from the incumbent directors and the Chief Executive Officer, with the goal of identifying and informally approaching possible director candidates in advance of actual need. The Board of Directors shall itself determine in each case the manner by which an invitation to join the Board of the Directors shall be extended to director nominees, other than those nominated directly by the Company’s stockholders.

Once director candidates have been identified, the Nominating and Governance Committee will then evaluate each candidate in light of his or her qualifications and credentials, and any additional factors that the Nominating and Governance Committee deems necessary or appropriate. Existing directors who are being considered for re-nomination will be re-evaluated as part of the Nominating and Governance Committee’s process of recommending director candidates.

Director Qualifications. Our Corporate Governance Guidelines contain the membership criteria for our Board of Directors. Directors should have:

(i)  integrity, strength of character, vision, imagination and loyalty to the Company and its stockholders,

(ii)   independent, practical and mature judgment, with the ability to evaluate and appraise objectively the Company’s strategies and financial position and possess the necessary governance experience and relevant skills to fulfill the role of fiduciary oversight,

(iii)  substantial business experience and strong financial acumen, with practical application to the Company’s needs,

(iv)  the willingness and ability to make a significant commitment of time and attention to the Board of Directors’ processes and affairs, including meetings and preparation,

(v)   the ability to work with fellow directors as members of a collegial group, without necessarily always agreeing with them, and the ability to provide guidance, relevant insights and support to the Company’s Chief Executive Officer and senior management team,

(vi)  an absence of conflicts of interest that would interfere with Board of Director service,

(vii)  the ability to secure relevant licenses required, and

(viii) a commitment to having a meaningful, long-term equity ownership stake in the Company in compliance with the director stock ownership guidelines adopted by the Board of Directors.

33

CORPORATE GOVERNANCE MATTERS

Director Expectations. Directors are expected to prepare for, attend regularly and participate actively and constructively at meetings of the Board of Directors and its committees. Directors are expected to review the material that is distributed in advance of any Board of Directors or committee meeting. The Board of Directors will consider other commitments, including board service, in assessing each director’s and potential candidate’s ability to serve on the Board of Directors and fulfill his or her responsibilities. Each director is expected to notify the Board of Directors Chair and the Chair of the Nominating and Governance Committee in advance of accepting an invitation to serve as a member of another public company board of directors.

Diversity Recruiting Strategy. We endeavor to have a Board of Directors that represents diverse backgrounds, experiences, expertise, perspective, age, gender, ethnicity, skills and contacts, and a range of tenures that are appropriate given the Company’s current and anticipated circumstances and that, collectively, enable the Board of Directors to perform its oversight function effectively. While we believe we have assembled a highly qualified board, supported by third party recognition of their collective qualifications, we continue to monitor the broad pool of potential directors for those candidates who would augment our existing composition and further our commitment to board diversity and excellence.

Other Considerations. The Nominating and Governance Committee will consider the optimal size and composition of the Board of Directors and identify and screen candidates qualified to serve on the Board of Directors, consistent with the criteria approved by the Board of Directors, including considering suggestions for Board of Directors membership submitted by stockholders in accordance with the notice provisions and procedures set forth in the Company’s bylaws.

After completing the identification and evaluation process described above, the Nominating and Governance Committee will recommend to the Board of Directors the nomination of a number of candidates equal to the number of director vacancies that will exist at the annual meeting of stockholders. The Board of Directors will then select the director nominees for stockholders to consider and vote upon at the annual meeting of stockholders.

Stockholder Recommendations for Board Nominations. Our Nominating and Governance Committee considers properly submitted stockholder recommendations for candidates for membership on our Board of Directors complying with procedural requirements that may be communicated to stockholders from time to time. The recommendation should be addressed to the Secretary, VICI Properties Inc., 535 Madison Avenue, 20th Floor, New York, New York 10022.

   DIRECTOR ONBOARDING, EDUCATION AND ENGAGEMENT

Orientation and Onboarding. We provide each new director with a comprehensive set of materials, including our organizational structure, corporate policies and procedures, and additional information on gaming regulatory compliance and other areas pertinent to our operations. We also encourage meaningful in-person engagement with members of the management team and other members of the Board to provide a new director with the opportunity to enhance their familiarity with our business and strategy.

Director Education. Our Director Continuing Education Principles set forth our guiding principles with respect to ensuring that the stockholders of the Company are best served by a board of directors comprised of individuals who thoroughly comprehend the role and responsibilities of, and maintain the core competencies necessary for, an effective Board in its oversight of the Company and its ability to drive long-term corporate success. To that end, all members of the Board are encouraged to engage in such director education programs as they deem appropriate (given their individual backgrounds) to remain informed of emerging issues and trends relevant to board governance, service and practices, developments in the industries relevant to the Company, and practices relevant to their contribution to the Board generally, as well as to their responsibilities in their specific assignments to committees of the Board. We have provided our directors with access to educational resources through our membership in a national director membership organization, although directors are encouraged to exercise independent judgement regarding the continuing education opportunities that they elect to pursue. We reimburse directors for the costs of attending and/or engaging in director education programs.

Individual Discussions. Throughout the year and as circumstances warrant, our management team engages with directors individually and in small groups with respect to key emerging issues, areas of focus identified by the director, or areas of director expertise as appropriate in running our business. Each of our directors possesses relevant experience in key areas related to our business, including the entertainment, lodging and hospitality sectors, gaming and regulatory engagement, real estate management and development, or international investments and operations, pursuant to which we periodically seek their experience and insight outside of our scheduled meeting calendar.

34	VICI PROPERTIES INC. — 2022 PROXY STATEMENT

CORPORATE GOVERNANCE MATTERS

   ANNUAL BOARD, COMMITTEE AND DIRECTOR EVALUATION PROCESS

Board, committee and individual director evaluations play a critical role in ensuring the effective functioning of our Board of Directors. It is important to take stock of Board, committee and individual director performance and to solicit and act upon feedback received from each member of our Board of Directors. To this end, the Board of Directors and each committee annually conduct a comprehensive self-evaluation process. Noted below are the high-level steps of the Board of Directors and committee self-evaluation process.

35

CORPORATE GOVERNANCE MATTERS

   DIRECTOR RETIREMENT AND REFRESHMENT

Our Board of Directors believes that it is in the best interests of the Company and its stockholders to refresh board membership when appropriate, but not to constrain the Board with a mandatory retirement age that does not take individual circumstances into consideration, including a director’s unique qualifications, contributions, skills or relationships. Accordingly, a director who has turned 75, or who will turn 75 prior to the next annual meeting of stockholders, will be expected to offer their resignation to the Nominating and Governance Committee at least 6 months prior to the next annual meeting of stockholders. The presumption would be that the offer would be accepted and that the director would not be nominated for re-election at the next annual meeting. However, the Board of Directors reserves the right, based on the recommendation of the Nominating and Governance

Board Refreshment

In April 2021, our Board of Directors determined to refresh its committee membership by nominating a new Chair of the Nominating and Governance Committee and rotating certain existing committee roles among the directors.

Committee, to nominate such director for re-election if it believes, under the circumstances, that such director is likely to continue to make important contributions to the Board of Directors, and that such director’s continued service on the Board of Directors is in the best interests of the Company and its stockholders. Although we do not have term limits or a mandatory retirement age for our directors, our Board of Directors remains committed to periodic board refreshment. Consistent with this belief, we have appointed three new directors since our formation in 2017, all of whom are female, and one of whom is also racially diverse.

36	VICI PROPERTIES INC. — 2022 PROXY STATEMENT

CORPORATE GOVERNANCE MATTERS

Risk Oversight

THE BOARD OF DIRECTORS

The Board of Directors has overall responsibility for risk oversight, including, as part of regular Board of Director and committee meetings, general oversight of executive leadership’s management of risks relevant to the Company, which is informed by regular reports from our management team that are designed to provide visibility into our key risks and our risk mitigation strategies. In this regard, the Board of Directors seeks to identify, understand, analyze and oversee critical business risks.

Board Responsibilities

• Overall responsibility for risk oversight	• Leadership of management succession planning	• Receives regular reports from Board committees on specific risk oversight responsibilities
• Development of business strategy	• Business conduct and regulatory compliance oversight	• Oversight of Enterprise Risk Management matters

While the full Board of Directors has primary responsibility for risk oversight, its committees, as appropriate, monitor and address risks that may be within the scope of a particular committee’s expertise or charter. Our Board of Directors uses the committees to assist in risk oversight as follows:

AUDIT COMMITTEE	COMPENSATION COMMITTEE	NOMINATING AND GOVERNANCE COMMITTEE

The Audit Committee’s responsibilities include, among others, oversight relating to the integrity of our financial statements and financial reporting process; compliance with legal and regulatory requirements; the performance of our internal audit function; evaluation of the independence of our independent auditors; our policies regarding REIT compliance; policies and transactions related to certain swaps and other derivatives transactions; and our Enterprise Risk Management framework.

The Compensation Committee’s responsibilities include, among others, oversight of risks related to the compensation of our executive officers, non-executive employees and directors; human capital management; our compensation practices and plans to ensure that such practices and plans are designed with an appropriate balance of risk and reward in relation to our overall business strategy and do not encourage excessive or unnecessary risk-taking behavior; and our stock ownership guidelines. For more information, see “Executive Compensation—Compensation Discussion and Analysis—Other Compensation Program Elements and Policies—Risk Assessment of Compensation Programs” on page 60.

The Nominating and Governance Committee’s responsibilities include, among others, oversight of the general operations of the Board of Directors; the Company’s compliance with our Corporate Governance Guidelines and applicable laws and regulations, including applicable rules of the NYSE; corporate governance-related risk, including review of our corporate governance policies and systems; and community, ESG and diversity and inclusion policies, goals and initiatives.

MANAGEMENT

While the Board of Directors and its committees oversee risk management as part of an ongoing process, management is charged with identifying and managing risk (including through the implementation of appropriate risk management strategies). Management periodically reports to the Board of Directors and its committees, as appropriate, on the material risks to the Company, including any major strategic, operational, regulatory and external risks inherent in the Company’s business and the policies and procedures with respect to such risks.

KEY STRATEGY AND RISK OVERSIGHT AREAS
• Business Strategy	• Lease Administration and Asset Management	• Consumer / Industry Changes	• Human Capital Management
• Capital Allocation and Investments	• Regulatory and REIT / Tax Compliance	• Cybersecurity and Information Technology	• ESG / Sustainability

37

CORPORATE GOVERNANCE MATTERS

THE COVID-19 PANDEMIC

While the committees address COVID-19 risks specific to their respective delegated duties, the Board of Directors has reviewed, overseen and continues to monitor the identification of COVID-19 risks and mitigation strategies related to the Company’s operations, business strategy, continuity, and financial planning. Accordingly, the Board of Directors has ultimate oversight with respect to risks related to the COVID-19 pandemic.

ENTERPRISE RISK ASSESSMENT

On an annual basis, in conjunction with our Audit Committee and Board of Directors and with the assistance of external advisors, management completes an Enterprise Risk Management assessment designed to evaluate the spectrum of potential risks to our business and the realization of our strategic priorities. On a quarterly basis, and more frequently as necessary, management reports to the Audit Committee and Board of Directors with an updated assessment of these identified risks, as well as any emerging risks.

INFORMATION TECHNOLOGY AND CYBERSECURITY OVERSIGHT

Cybersecurity impacts various aspects of our business, including our operations, governance, compliance program and employee training. Our team members regularly receive training on key issues, such as enterprise security, malware, anti-phishing and data protection best practices, as well as training with respect to our implemented information security measures. We are continuously engaging with external service providers and consultants to identify potential risks and proactively mitigate their potential impact, including through these training programs, simulated phishing exercises using a leading third-party platform and ongoing incident response planning. We also maintain a standalone cybersecurity policy as a component of our overall insurance coverage. In 2021, we continued to progress our cybersecurity and information technology initiatives through additional projects, including active monitoring of the heightened macro threat environment and implementation of additional security measures. Information security is also an element of the Enterprise Risk Management assessment periodically performed by management under the supervision of the Audit Committee and Board of Directors. Our management team updates the Audit Committee and Board of Directors multiple times throughout the year with respect to key developments and updates relating to our cybersecurity measures and practices.

Cybersecurity Highlights

•  We utilize a comprehensive, best practice-oriented strategy in managing our cybersecurity and information technology infrastructure, including “zero trust” security measures, external threat monitoring, access and authentication controls, incident response planning and testing of risk management controls and procedures.

•  We utilize expert independent advisors to manage our technological infrastructure, including a virtual Chief Information Security Officer and additional service providers to manage IT troubleshooting and user experience.

•  Our executive team meets on a quarterly basis to review and oversee our cybersecurity and IT framework, engaging with the Audit Committee periodically with respect to their oversight responsibilities, as appropriate.

Stakeholder Outreach and Engagement

We actively engage our primary stakeholders through a comprehensive annual stakeholder engagement program as well as regular, informal communication as circumstances warrant. Our primary stakeholders include our stockholders, our employees, our tenants and borrowers, our lenders and noteholders, and our communities, including those in which our properties are located. Our engagement is tailored to each group, as applicable, and may include one-on-one communication, investor conferences, discussions relating to performance, business initiatives and contractual considerations, and further development of our ongoing partnerships. Stakeholders are also encouraged to engage with the Company directly through outreach to our finance and investor relations team, our legal department and our human resources team.

OUR STOCKHOLDERS. On a regular basis throughout the year, management engages in conversations with our stockholders to ensure that management and the Board of Directors understand and consider the issues that are important to our investors. We regularly communicate with our investors on matters relating to our business, strategy and performance, corporate governance, board composition and structure, executive compensation program and corporate responsibility and sustainability initiatives. In addition, at the beginning of each year, we reach out to our top stockholders to maintain an open dialogue and identify key priorities and emerging issues.

Stockholder Outreach

In the first quarter of 2021, we reached out to investment and stewardship officers at more than 20 of our largest stockholders, representing holders of approximately 70% of our then outstanding shares of common stock.

We believe that an ongoing dialogue with our stockholders is a critical component of responsive and transparent corporate governance. In developing our approach to stockholder engagement, our principal goal is to develop strong relationships with our significant stockholders that will allow us to understand those issues that are most meaningful to them, thereby giving us insight into stockholder support of any initiatives and strategies that we may propose to implement in furtherance of our long-term growth, governance and corporate initiatives. We recognize that stockholders are the owners of the Company and we use every component of the engagement effort to provide stockholders with insight on our business and our thoughts on relevant issues, including the rationale for our corporate strategy.

38	VICI PROPERTIES INC. — 2022 PROXY STATEMENT

CORPORATE GOVERNANCE MATTERS

The following graphic illustrates our annual cycle of stockholder outreach and engagement:

Throughout the Year

Provide transparency into our business, strategy and governance practices

Determine which issues are important to our stockholders; share our views on those issues

Identify emerging issues that may affect our strategies, governance, compensation practices or operations

Before Annual Meeting

Request feedback on evolving trends from stockholders

Discuss stockholder feedback with Board (including applicable committees) and consider responsive actions

Solicit support for Board voting recommendations

Monitor voting results

Annual Meeting of Stockholders Stockholders vote on issues such as election of directors, say-on-pay and auditor ratification Engage with stockholders in an open forum	After Annual Meeting Consider voting results and potential actions in response Review general governance trends and stockholder issues for upcoming year

OUR EMPLOYEES. We continuously engage with our employees, both at our corporate headquarters in New York City and at each of our golf course locations, to address their health, safety and wellbeing and other concerns. Our success and the realization of our strategic goals necessitate an active and engaged employee base and we encourage frequent communication. Throughout the COVID-19 crisis, with our corporate employees fully or partially remote, we have implemented regular company-wide and cross-departmental meetings to maintain that level of communication, as well as provide new hires with increased exposure and an opportunity to meaningfully engage with colleagues from a remote context. We also implemented a voluntary Coffee Connections program to provide an avenue for our employees to engage individually and strengthen relationships with their peers. On an annual basis, we conduct an organization-wide employee engagement survey through the Great Place To Work® Institute, as well as pulse surveys from time to time with respect to specific issues. For the 2021-2022 period, we were certified as a Great Place to Work® for the third year in a row.

OUR TENANTS AND BORROWERS. We are in regular communication with each of our tenants and borrowers with respect to their ongoing operations and any issues that may arise at our leased properties or in connection with our leases or loan agreements, as the case may be, including as a result of the ongoing impact of the COVID-19 pandemic, operational restrictions or considerations, and their financial performance in connection therewith. We also seek to maintain an ongoing dialogue with each of our tenants and borrowers with respect to their future growth plans and business strategies to explore the potential for additional business opportunities, such as through our Partner Property Growth Fund, which provides us with funding opportunities for our tenants’ significant redevelopment and improvement projects at our leased properties.

OUR LENDERS AND NOTEHOLDERS. We engage with our lenders and noteholders on a regular basis with respect to our business and transactional activity. Our relationships with these parties are vital to the achievement of our strategic growth goals as we continue to improve our credit profile, primarily from the essential role that debt financing plays in our ability to grow our business and pursue meaningful transactions. In some cases, these parties are also equity investors in our Company, providing multiple different touchpoints through which to engage, as described in “Our Stockholders” above.

OUR COMMUNITIES. We engage with our local communities, including those in which our properties are located, to address matters that arise from time to time with respect to specific issues. Through our community service and engagement efforts, we also seek to build and strengthen relationships with these communities. For example, we engaged with the local governments of McCracken County and Paducah, Kentucky throughout 2020 to facilitate our donation of certain land parcels related to the former Bluegrass Downs race track in Paducah, Kentucky, which ceased operations in 2019, for the use of the local community. Refer to “Environmental Sustainability and Social Responsibility—Social Responsibility—VICI Volunteers” for more information on our community service and engagement efforts.

Communications with our Board of Directors

We have a process by which stockholders and/or other parties may communicate with our Board of Directors, our non-management directors as a group, any committee of the Board of Directors or any individual director by e-mail or regular mail. Any such communication may be made anonymously. All communications by e-mail should be sent to corporate.secretary@viciproperties.com. Communications sent by regular mail should be sent to Secretary, VICI Properties Inc., 535 Madison Avenue, 20th Floor, New York, New York 10022.

The Company’s Secretary will review each communication received in accordance with this process who will then forward such communications or a summary thereof to the appropriate directors. Any communication related to accounting, internal controls or auditing matters will be brought promptly to the attention of the Chair of the Audit Committee.

Stockholder Rights Plans

Under our bylaws, the Board of Directors shall not authorize or adopt any stockholder rights plan or similar plan or agreement without the prior approval of the Company’s stockholders, unless any such plan or agreement would be submitted to the Company’s stockholders to be ratified or, in the absence of such stockholder approval or ratification, would expire within twelve months of its adoption.

39

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Related Party Transactions Policy

We recognize that related party transactions present a heightened risk of actual, potential or perceived conflicts of interest and have adopted a written policy regarding the review and approval of any related party transactions. Our Nominating and Governance Committee is responsible for the oversight and review of potential conflicts of interest in connection with “related person transactions” between us and any related person pursuant to the written related party transactions policy adopted by our Board of Directors. In February 2022, our Board of Directors amended our related party transactions policy to address recent NYSE rule changes. Under SEC rules, a “related person” is an officer, director, nominee for director or beneficial holder of more than 5% of any class of our voting securities since the beginning of the last year or an immediate family member of any of the foregoing. In the course of its review of a related party transaction, the Nominating and Governance Committee will take into account the material facts of such transaction, including:

•	whether the transaction is fair and reasonable to the Company;

•	whether the transaction was undertaken in the ordinary course of business of the Company;

•	whether the transaction was initiated by the Company, a subsidiary or the related party;

•	whether the transaction with the related party is proposed to be, or was, entered into on terms no less favorable to the Company than terms that could have been reached with an unrelated third party;

•	the purpose of, and the potential benefits to the Company of, the transaction;

•	the approximate dollar value of the amount involved in the transaction, particularly as it relates to the related party;

•	the related party’s interest in the transaction;

•	whether the transaction would impair the independence of a non-management director; and

•

whether the transaction may present an improper conflict of interest for the related party, taking into account the size of the transaction, the overall financial position of the related party, the direct or indirect nature of the related party’s interest in the transaction and the ongoing nature of any proposed relationship.

The Nominating and Governance Committee reviews all relevant information available to it regarding a related party transaction and either approves or disapproves entry into such related party transaction. Pursuant to our policy, the Nominating and Governance Committee may approve a related party transaction only if they determine that the transaction is not inconsistent with the interests of the Company and its stockholders.

Any member of the Nominating and Governance Committee who is a related party or the immediate family of a related party with respect to a transaction under review will not be permitted to vote on the approval or ratification of the transaction. However, such a director may be counted in determining the presence of a quorum at a meeting in which such transaction is considered.

Certain Relationships

INDEMNIFICATION AGREEMENTS AND INSURANCE

We have entered into an indemnification agreement with each of our directors and executive officers. Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “Securities Act”) may be permitted to directors or executive officers, we have been informed that in the opinion of the SEC such indemnification is against public policy and is therefore unenforceable. We have purchased and maintain insurance on behalf of all of our directors and executive officers against liability asserted against or incurred by them in their official capacities, whether or not we are required to have the power to indemnify them against the same liability.

40	VICI PROPERTIES INC. — 2022 PROXY STATEMENT

DIRECTOR COMPENSATION

Director Compensation Program

Each of our non-employee directors receives the following compensation for their service on the Board of Directors, which compensation levels have remained unchanged since our formation in 2017.

Compensation Component	Amount

Annual Retainer	$225,000 • 60% ($135,000) payable in restricted common stock(1) • 40% ($90,000) payable in cash

Additional Annual Retainers

Independent Chair of the Board Annual Retainer	$75,000

Committee Chair Annual Retainer	• $40,000 for the Audit Committee • $20,000 for the Compensation Committee • $15,000 for the Nominating and Governance Committee

Committee Member Annual Retainer	• $20,000 for the Audit Committee • $10,000 for the Compensation Committee • $7,500 for the Nominating and Governance Committee

Each director may elect, before the year in which such election is to be effective, whether to receive the additional annual retainers for Board and Committee service for that year in cash or in a combination of cash and equity. In addition, our directors may elect to defer some or all of their compensation pursuant to a deferral plan, consistent with the requirements of Section 409A of the Internal Revenue Code of 1986, as amended from time to time.

(1)	The portion of the annual retainer paid in restricted common stock is paid on an annual meeting-to-annual meeting basis in order to align with each director’s term of service.

Director Compensation for 2021

The following table summarizes all compensation for our non-employee directors for the fiscal year ended December 31, 2021.

Name	Fees Earned or Paid in Cash	Stock Awards(1)	All Other Compensation	Total

James R. Abrahamson	$120,000	$180,000	$—	$300,000

Diana F. Cantor	$116,125	$156,375	$—	$272,500

Monica H. Douglas	$ 93,667	$140,500	$—	$234,167

Elizabeth I. Holland	$107,833	$150,500	$—	$258,333

Craig Macnab	$106,000	$159,000	$—	$265,000

Michael D. Rumbolz	$ 98,000	$147,000	$—	$245,000

(1)

The amounts in the Stock Awards column reflect the aggregate grant fair value in accordance with FASB ASC Topic 718. Assumptions used in the calculation of these amounts are included in Note 13 of the consolidated financial statements included in our 2021 Annual Report. On April 28, 2021, each director received their annual restricted stock award with a value of $135,000, as well as any portion of their annual compensation, including additional annual retainers, that each director elected to receive in stock (in lieu of cash), in each case covering the period from April 28, 2021 (the date of the 2021 annual meeting of stockholders) to April 27, 2022 (the date of the Annual Meeting).

41

EXECUTIVE OFFICERS

Set forth below is certain information regarding each of our current executive officers, other than Mr. Pitoniak, whose biographical information is presented under “Proposal 1: Election of Directors—Director Nominees”.

Name	Age	Position

Edward B. Pitoniak	66	Chief Executive Officer and Director

John W.R. Payne	53	President and Chief Operating Officer

David A. Kieske	51	Executive Vice President, Chief Financial Officer and Treasurer

Samantha S. Gallagher	45	Executive Vice President, General Counsel and Secretary

John W.R. Payne has been our President and Chief Operating Officer since October 6, 2017. Mr. Payne previously served as the chief executive officer of Caesars Entertainment Operating Company, Inc. (“CEOC”) (which filed for Chapter 11 bankruptcy in January 2015), a position he held since 2014. Mr. Payne has over 20 years of experience in the gaming and hospitality business. Prior to 2014, Mr. Payne served as President of Central Markets and Partnership Development of Caesars from 2013 to 2014, Caesars’ President of Enterprise Shared Services from 2012 to 2013, Caesars’ President of Central Division from 2007 to 2012 and Atlantic City Regional President in 2006. In 2005, Mr. Payne also served as Caesars’ Gulf Coast Regional President. Mr. Payne served as the Senior Vice President and General Manager of Harrah’s New Orleans from 2002 to 2005. Mr. Payne is a Board Member of the Audubon Institute, Crimestoppers of Greater New Orleans and the Business Council of New Orleans, as well as Chairman of the Board of The Idea Village. Mr. Payne holds a Bachelor’s degree in Political Science from Duke University and a Master’s Degree in Business Administration from Northwestern University.

David A. Kieske has been our Executive Vice President, Chief Financial Officer and Treasurer since January 1, 2018, and served as Special Advisor to the Chief Executive Officer from November 27, 2017 until December 31, 2017. Prior to joining the Company, Mr. Kieske worked at Wells Fargo Securities/Eastdil Secured since 2007, where he most recently served as Managing Director in the Real Estate & Lodging Investment Banking Group. In his role, Mr. Kieske was responsible for providing capital raising and financial advisory services to companies in the real estate and lodging industries. Prior to Eastdil, Mr. Kieske worked in the Real Estate & Lodging Investment Banking Groups at both Citigroup and Bank of America. Early in Mr. Kieske’s career, he was a senior accountant at Deloitte & Touche LLP and Assistant Vice President & Corporate Controller at TriNet Corporate Realty Trust. Mr. Kieske holds a Bachelor’s degree from University of California Davis and a Master’s Degree in Business Administration from the University of California Los Angeles.

Samantha S. Gallagher has been our Executive Vice President, General Counsel and Secretary since June 12, 2018, and served as Special Advisor to the Chief Executive Officer upon joining the Company in May 2018. Ms. Gallagher has over 20 years of experience representing REITs and other real estate companies and financial institutions. Prior to joining the Company, Ms. Gallagher served as Executive Vice President, General Counsel and Secretary at First Potomac Realty Trust (NYSE: FPO). In this role, Ms. Gallagher held leadership responsibility for all corporate governance matters, SEC and NYSE compliance, structuring of corporate-level transactions, overseeing property-level and corporate acquisitions and dispositions, supervising litigation matters, as well as managing outside counsel. Ms. Gallagher also oversaw the negotiation and documentation pertaining to First Potomac Realty Trust’s merger with Government Properties Income Trust (now Office Properties Income Trust) (NASDAQ: OPI) in October 2017. Previously, Ms. Gallagher was a Partner at Arnold & Porter LLP, Bass, Berry & Sims plc, and Hogan Lovells US LLP. While in private practice, Ms. Gallagher focused on capital markets transactions (including public and private equity and debt offerings), joint ventures, mergers and acquisitions and strategic investments, as well as advising companies in a variety of corporate and securities law matters. She previously served on the Board of Directors for Make-A-Wish® Mid-Atlantic, Inc. from 2013 to 2019, as well as serving as Chair of its Governance Committee. Ms. Gallagher earned a Juris Doctor degree from Georgetown University Law Center, cum laude, and a Bachelor of Arts degree from Princeton University, summa cum laude.

42	VICI PROPERTIES INC. — 2022 PROXY STATEMENT

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of the Company’s common stock, as of March 1, 2022, by (i) each person known to us to beneficially own more than 5% of any class of the outstanding voting securities of the Company, (ii) each of our directors, (iii) each of our named executive officers listed in the table entitled “2021 Summary Compensation Table” below and (iv) all of our current directors and executive officers as a group. Beneficial ownership of shares is determined under rules of the SEC and generally includes any shares over which a person exercises sole or shared voting or investment power. Except as noted by footnote, and subject to community property laws where applicable, we believe based on the information provided to us that the persons and entities named in the table below have sole voting and investment power with respect to all shares of our common stock shown as beneficially owned by them. Unless otherwise noted below, the address of the persons listed in the table is c/o VICI Properties Inc., 535 Madison Avenue, 20th Floor, New York, New York 10022. The percentages shown in this table are calculated based on 748,413,311 shares of our common stock outstanding as of March 1, 2022.

5% Stockholders, Officers and Directors	Number of Shares Beneficially Owned	Percentage of Common Stock

Beneficial Owners of 5% or More of Our Common Stock:

The Vanguard Group(1)	88,507,481	11.8%

Capital International Investors(2)	59,597,681	8.0%

BlackRock, Inc.(3)	56,552,799	7.6%

Cohen & Steers, Inc.(4)	38,368,142	5.1%

Directors and Executive Officers:

Edward B. Pitoniak	692,542	*

John W.R. Payne	244,799	*

David A. Kieske	223,926	*

Samantha S. Gallagher	183,694	*

James R. Abrahamson(5)	128,761	*

Diana F. Cantor	26,975	*

Monica H. Douglas	14,227	*

Elizabeth I. Holland	30,479	*

Craig Macnab	43,292	*

Michael D. Rumbolz	58,286	*

Directors and Executive Officers as a Group (10 persons)	1,646,981	*

*	Less than 1%

(1)

Beneficial ownership is based on a Schedule 13G/A filed with the SEC on February 9, 2022 by The Vanguard Group. The Schedule 13G/A indicates that the reporting entity is an investment adviser with shared voting power over 1,082,205 shares of our common stock, sole dispositive power over 87,038,112 shares of our common stock and shared dispositive power over 1,469,369 shares of our common stock. The principal address of the reporting entity is 100 Vanguard Boulevard, Malvern, Pennsylvania 19355.

(2)

Beneficial ownership is based on a Schedule 13G filed with the SEC on February 14, 2022 by Capital International Investors. The Schedule 13G indicates that the reporting entity is an investment adviser with sole voting power over 59,597,681 shares of our common stock and sole dispositive power over 59,597,681 shares of our common stock. The principal address of the reporting entity is 333 South Hope Street, 55th Floor, Los Angeles, California 90071.

(3)

Beneficial ownership is based on Schedule 13G/A filed with the SEC on February 3, 2022 by BlackRock, Inc. The Schedule 13G/A indicates that the reporting entity is a parent holding company or control person with sole voting power over 51,668,029 shares of our common stock and sole dispositive power over 56,552,799 shares of our common stock. The Schedule 13G/A further indicated that the following subsidiaries of Blackrock, Inc. acquired, and are beneficial owners of, the shares of our common stock reported on the Schedule 13G/A: BlackRock Life Limited, BlackRock International Limited, BlackRock Advisors, LLC, Aperio Group, LLC, BlackRock (Netherlands) B.V., BlackRock Institutional Trust Company, National Association, BlackRock Asset Management Ireland Limited, BlackRock Financial Management, Inc., BlackRock Japan Co., Ltd., BlackRock Asset Management Schweiz AG, BlackRock Investment Management, LLC, BlackRock Investment Management (UK) Limited, BlackRock Asset Management Canada Limited, BlackRock (Luxembourg) S.A.,

43

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

BlackRock Investment Management (Australia) Limited, BlackRock Advisors (UK) Limited, BlackRock Fund Advisors, BlackRock Asset Management North Asia Limited, Blackrock (Singapore) Limited, and BlackRock Fund Managers Ltd. The principal address of the parties is 55 East 52nd Street, New York, NY 10055.

(4)

Beneficial ownership is based on a Schedule 13G filed with the SEC on February 14, 2022 jointly by Cohen & Steers, Inc., Cohen & Steers Capital Management, Inc., Cohen & Steers UK Limited, Cohen & Steers Asia Limited and Cohen & Steers Ireland Limited. The Schedule 13G indicates that Cohen & Steers, Inc. is a parent holding company or control person with sole voting power over 22,872,341 shares of our common stock and sole dispositive power over 38,368,142 shares of our common stock, and holds a 100% interest in Cohen & Steers Capital Management, Inc., an investment advisor with sole voting power over 22,781,658 shares of our common stock and sole dispositive power over 37,923,417 shares of our common stock, Cohen & Steers UK Limited, an investment adviser with sole voting power over 47,650 shares of our common stock and sole dispositive power over 401,692 shares of our common stock, Cohen & Steers Asia Limited, an investment advisor with sole voting power over 29,860 shares of our common stock and sole dispositive power over 29,860 shares of our common stock, and Cohen & Steers Ireland Limited, a non-U.S. institution with sole voting power over 13,173 shares of our common stock and sole dispositive power over 13,173 shares of our common stock. The principal address for Cohen & Steers, Inc. and Cohen & Steers Capital Management, Inc. is 280 Park Avenue, 10th Floor, New York, NY 10017. The principal address for Cohen & Steers UK Limited is 50 Pall Mall, 7th Floor, London, United Kingdom SW1Y 5JH. The principal address for Cohen & Steers Asia Limited is 1201-02 Champion Tower, Three Garden Road, Central, Hong Kong. The principal address for Cohen & Steers Ireland Limited is 77 Sir John Rogerson’s Quay, Block C, Grand Canal Docklands, Dublin 2, D02 VK60.

(5)	Comprised of 121,361 directly owned shares of our common stock, 2,900 indirectly owned shares held by his spouse and 4,500 indirectly owned shares held in a 401(k) plan.

44	VICI PROPERTIES INC. — 2022 PROXY STATEMENT

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

No member of the Compensation Committee is or was formerly an officer or an employee of the Company. None of our executive officers serve as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of our Board of Directors or the Compensation Committee, nor has such interlocking relationship existed in the past. Accordingly, during 2021 there were no interlocks with other companies within the meaning of the SEC’s proxy rules.

COMPENSATION COMMITTEE REPORT

The following Compensation Committee report to stockholders shall not, in accordance with the rules of the SEC, be incorporated by reference into any of our future filings made under the Exchange Act or under the Securities Act, and shall not be deemed to be soliciting material or to be filed under the Exchange Act or the Securities Act.

The Compensation Committee has reviewed and discussed with management the Compensation Discussion and Analysis included in this Proxy Statement. Based on this review and discussion, the Compensation Committee has recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement.

Members of the Compensation Committee:

Craig Macnab (Chair)

Monica H. Douglas

Michael D. Rumbolz

45

EXECUTIVE COMPENSATION

COMPENSATION DISCUSSION AND ANALYSIS

The following Compensation Discussion and Analysis discusses the principles underlying our executive compensation policies and decisions for 2021. Our named executive officers for 2021 were:

Edward B. Pitoniak

Chief Executive Officer and Director

John W.R. Payne

President and Chief Operating Officer

David A. Kieske

Executive Vice President,

Chief Financial Officer and Treasurer

Samantha S. Gallagher

Executive Vice President,

General Counsel and Secretary

46	VICI PROPERTIES INC. — 2022 PROXY STATEMENT

EXECUTIVE COMPENSATION

Executive Summary

BACKGROUND

VICI’s 2021 performance reflects our ability to continue to pursue and achieve our strategic and growth objectives even through different economic cycles. Against the backdrop of a shifting landscape due largely to the impact of COVID-19, we announced over $21 billion in acquisitions and investments in 2021.

A YEAR OF TRANSFORMATIVE ACQUISITIONS

From a strategic perspective, we are proud to highlight the announcement of our strategic acquisition of MGM Growth Properties LLC (the “MGP Transactions”). Upon closing (which remains subject to customary closing conditions, including regulatory approvals), the MGP Transactions will add 15 first-class experiential assets to our portfolio and over $1.0 billion in annual rent, along with a new tenant, MGM Resorts International (“MGM”), a global leader in gaming, significantly reducing our single tenant concentration. On February 23, 2022, we also closed on our previously announced acquisition of The Venetian Resort Las Vegas and the Venetian Convention and Expo Center (the “Venetian Resort”), one of the most iconic experiential destinations in Las Vegas, Nevada, in partnership with an affiliate of certain funds managed by affiliates of Apollo Global Management, Inc., which purchased the operations of the Venetian Resort. Outside of gaming, we continued to further diversify our investment portfolio with strategic arrangements with leading operators in other experiential sectors, including Great Wolf Resorts (a Blackstone portfolio company) and BigShots Golf (owned by ClubCorp, an Apollo portfolio company).

CREATIVE AND COLLABORATIVE TENANT PARTNERSHIPS

Throughout 2021, we also continued to execute creative and mutually beneficial transactions to advance our respective strategic objectives and strengthen our relationships with our existing tenants and borrowers. In December 2021, we, MGM and Hard Rock International (“Hard Rock”) announced the sale of the operations of the Mirage Hotel and Casino in Las Vegas, Nevada from MGM to Hard Rock (which remains pending, subject to customary closing conditions, including regulatory approvals, as well as the closing of the MGP Transactions), with our entry at closing into a new triple-net lease with Hard Rock with respect to the Mirage. We are thrilled to demonstrate our ability to work collaboratively with MGM as our future tenant in achieving their strategic goals, and even more thrilled to welcome our existing tenant, Hard Rock, to the Las Vegas Strip with their transformational plans for the real estate. We also welcomed a new tenant, the Eastern Band of Cherokee Indians, by working collaboratively with our existing tenant, Caesars Entertainment, to facilitate their sale of the operations of Caesars Southern Indiana in September 2021. We are also proud to have announced our Partner Property Growth Fund, through which we expect to collaborate with our tenants to finance significant growth opportunities, including new construction, redevelopment, and other capital expenditures, in exchange for increased rent under our existing leases. Pursuant to our Partner Property Growth Fund, we have the opportunity to potentially invest up to $1.0 billion to fund capital improvements at the Venetian Resort and up to $1.5 billion to fund Hard Rock’s expected redevelopment of the Mirage.

GROWTH STRATEGY SUPPORTED BY CAPITAL MARKETS ACTIVITY

From a financing perspective, we continued to set benchmarks in the capital markets by completing $5.4 billion in public equity offerings, including one of the largest REIT follow-on offerings in history. In connection with the MGP Transactions, in September 2021, we successfully obtained the consents and elections necessary to exchange the approximately $4.2 billion of outstanding senior indebtedness issued by subsidiaries of MGP for long-term debt to be issued by subsidiaries of VICI with the same interest rate, maturity date and redemption terms as the corresponding series of MGP notes in connection with the closing of the MGP Transactions. In October 2021, we also repaid in full our outstanding $2.1 billion secured Term Loan B Facility and, in February 2022, we announced the termination of our previous secured revolving credit facility and our entry into a new effectively unsecured delayed draw term loan and revolving credit facility.

CONSISTENT PERFORMANCE AND FOCUS ON STOCKHOLDER RETURN

Lastly, through the continued excellence of our tenants as gaming operators, we continued to collect 100% of our rent in cash. This enabled us to maintain our trend of increasing our regular quarterly dividend for the fourth year in a row, each year since our formation in 2017, by over 9% in the third quarter of 2021. We continue to believe that our performance over the last two years has demonstrated the underlying strength and resilience of the gaming REIT model and we look forward to continuing to execute on all facets of our business strategy and, in doing so, believe we will continue to be successful in delivering long-term value and strong total returns to our stockholders.

For more information on our 2021 results and other related financial measures, see our 2021 Annual Report.

47

EXECUTIVE COMPENSATION

2021 PERFORMANCE HIGHLIGHTS

The following are some of the highlights of our accomplishments in 2021:

(1)

AFFO is a non-GAAP financial measure. For a definition and reconciliation of this non-GAAP financial measure to the most directly comparable GAAP measure, see the section entitled “Reconciliation of Non-GAAP Measures” on pages 66 - 67 of our 2021 Annual Report.

TOTAL STOCKHOLDER RETURN BENCHMARKING

87.8% 3-Year Total Stockholder Return	23.8% 1-Year Total Stockholder Return
Outperformance versus RMZ over three-year period and in-line performance over one-year period with Peer Group and Triple Net REITs

† Peer Group includes: EPR Properties, Federal Realty Investment Trust, Gaming and Leisure Properties, Inc., Healthpeak Properties, Inc., Host Hotels & Resorts, Inc., Kimco Realty Corporation, Medical Properties Trust, Inc., MGM Growth Properties LLC, National Retail Properties, Inc., Omega Healthcare Investors, Inc., Park Hotels & Resorts Inc., Realty Income Corporation, Regency Centers Corporation, STORE Capital Corporation and W.P. Carey Inc.

‡ Triple Net REITs include: Agree Realty Corporation, EPR Properties, Essential Properties Realty Trust, Four Corners Property Trust, Gaming and Leisure Properties, Inc., MGM Growth Properties LLC, National Retail Properties, Inc., Realty Income Corporation, Spirit Realty, STORE Capital Corporation, VICI Properties Inc. and W.P. Carey Inc.

48	VICI PROPERTIES INC. — 2022 PROXY STATEMENT

EXECUTIVE COMPENSATION

EXECUTIVE COMPENSATION HIGHLIGHTS

The following is an overview of the highlights of our compensation structure, and the fundamental compensation policies and practices we do and do not use.

WHAT WE DO	WHAT WE DON’T DO

Align the interests of our executives and stockholders through the use of performance-based short-term cash incentive compensation and service and performance-based long-term equity incentive compensation.	No excise tax gross ups upon a change in control.

Double-Trigger Change in Control Payments—a “change in control” by itself is not sufficient to trigger payments, it must also be accompanied by a qualifying termination.	No pledging, hedging or short sale activities by our executives and directors.

Clawback policy regarding the recoupment of incentive compensation if an executive officer willfully committed an illegal act, fraud, intentional misconduct or gross recklessness that caused a mandatory restatement of our financials.	We do not maintain any defined benefit or supplemental retirement plans.

LTIP Award Governor—Payouts under our Relative TSR PSUs are capped at “threshold” in the event that our Absolute TSR performance is negative in a given period.	No perquisites or other personal benefits to executive officers that are not available to all employees.

Maintain meaningful director and executive officer stock ownership guidelines, including the requirement that our CEO accumulate a holding of 6x his base salary.	We do not pay dividends on unvested equity awards until, and only to the extent, those awards vest.

Engage an independent compensation consultant to review and provide recommendations regarding our executive compensation program.	We do not allow for repricing or buyouts of underwater options or stock appreciation rights without stockholder approval.

Require a one-year minimum vesting period on equity grants, subject to a 5% carve out.	No plan design features that encourage excessive or imprudent risk taking.

COMPENSATION FRAMEWORK

The primary components of our executive compensation program are base salary, short-term incentive compensation (cash bonus plan) and long-term incentive compensation (equity). The primary objectives of these components are described in more detail below.

49

EXECUTIVE COMPENSATION

ALIGNMENT OF PAY WITH PERFORMANCE

Our compensation program provides significant alignment between pay and performance by linking a meaningful portion of total compensation to the achievement of pre-determined quantitative performance goals through our STIP, as well as rigorous absolute and relative stockholder return goals through our LTIP. In 2021, 85.7% of our Chief Executive Officer’s total target compensation, and 74.6% (on average) of our other named executive officers’ total target compensation was performance-based and/or at risk/not guaranteed and 14.3% and 25.4%, respectively, was fixed.

To build even stronger pay-for-performance alignment with our stockholders, long-term incentive awards granted under the LTIP are predominantly “at-risk” performance-based equity awards, the vesting and ultimate value of which depends entirely on the Company’s future absolute and relative stockholder return. The following graphics illustrate the mix between fixed pay (base salary) and performance-based and/or at-risk pay incentives (short-term incentive in the form of cash and long-term incentive in the form of time-based restricted stock and PSUs) for our Chief Executive Officer and the average of our other named executive officers, in each case based on 2021 target levels of compensation.

STATUS OF LTIP AWARDS–PSUS

The Compensation Committee believes that the long-term incentive compensation awards issued to the named executive officers pursuant to the LTIP appropriately align our named executive officers’ focus on achieving the Company’s strategic objectives with the absolute and relative stockholder return expectations of our stockholders. The following table shows the status of the PSUs granted since 2018, in each case measured as of December 31, 2021.

(1)

Percentage shown measures performance as of December 31, 2021, although no PSUs will be earned until after the conclusion of the three-year performance period. The actual number of PSUs that will vest will be determined at the end of the applicable three-year performance period (i) from January 1, 2021 to December 31, 2023 for the 2021 PSUs and (ii) from January 1, 2020 to December 31, 2022 for the 2020 PSUs.

(2)

The applicable three-year performance period for the 2018 and 2019 PSUs concluded on December 31, 2020 and 2021, respectively. See “2019 LTIP Awards (Performance Period 2019 – 2021)” on page 57 for additional detail on the level of achievement with respect to the performance conditions for the 2019 PSUs.

50	VICI PROPERTIES INC. — 2022 PROXY STATEMENT

EXECUTIVE COMPENSATION

Compensation Process

COMPENSATION PHILOSOPHY AND PROGRAM OBJECTIVES

Our compensation arrangements are designed to attract and retain high-performing executives by motivating and rewarding our executives for achieving both short- and long-term performance goals that are aimed at growing stockholder value. These arrangements seek to align the interests of our executives with those of our stockholders through heavy reliance on short- and long-term performance-oriented cash and equity incentive plans. Our Compensation Committee reviews and considers this philosophy from time to time and may make adjustments as it determines necessary or appropriate. The principal objectives of our compensation philosophy and program are to:

•

align the interests of our executives and stockholders through the use of performance-based short-term cash incentive compensation and time- and performance-based long-term equity incentive compensation;

•	attract, motivate, retain and reward the key leadership and managerial talent needed for our Company to achieve its goals and objectives;

•	promote long-term value creation and growth strategies;

•	ensure line-of-sight between key performance measures that are indicative of Company growth and gains in stockholder value and actual results; and

•	encourage stock ownership through executive stock ownership guidelines and by providing long-term incentives that align the interests of our executive officers with those of our stockholders.

In developing the Company’s executive compensation philosophy and implementing its programs and policies, our Compensation Committee and Board of Directors recognizes the importance of aligning the Company’s executive compensation programs with stockholder interests and continually reviews the Company’s executive compensation practices.

ROLE OF THE COMPENSATION COMMITTEE

The Compensation Committee of our Board of Directors regularly oversees our executive compensation program, and evaluates and determines the appropriate executive compensation philosophy and objectives for VICI, the process for establishing executive compensation, and the appropriate design of our executive compensation program and compensation arrangements. The Compensation Committee consists entirely of independent directors who review and approve our overall executive compensation programs and practices and set the compensation of our executive officers. In determining compensation for our executive officers, other than our Chief Executive Officer, the Committee considers, among other things, the recommendations of our Chief Executive Officer. The Compensation Committee also is supported in its work by an independent compensation consultant, as described below. The Committee is, however, solely responsible for making the final decisions on compensation for our executive officers.

ROLE OF EXECUTIVE MANAGEMENT

In order to ensure that compensation programs are aligned with our strategic objectives and appropriate performance goals, management provides input to the Compensation Committee with respect to the compensation-setting process. The Chief Executive Officer, the Executive Vice President, General Counsel and Secretary, and the Executive Vice President, Chief Financial Officer and Treasurer are the officers who interact most closely with the Compensation Committee. These individuals work with the Compensation Committee to provide their perspective on aligning executive compensation strategies with our business objectives. When determining compensation for our executive officers, the Chief Executive Officer provides the Compensation Committee with his input regarding executive performance, and recommends base salary and annual and long-term incentive targets for each of our executive officers (other than himself). The performance of the Chief Executive Officer is assessed directly by the Compensation Committee (with input from other independent directors) in executive session without the Chief Executive Officer present.

ROLE OF COMPENSATION CONSULTANT

Lyons, Benenson & Company Inc. (“Lyons Benenson”), an independent compensation consultant, provided advice and support to the Compensation Committee in the design and implementation of our 2021 executive compensation program and in prior years. Lyons Benenson, which provided these services to the Compensation Committee since our emergence from CEOC’s bankruptcy proceedings, was retained directly by the Compensation Committee, which, in its sole discretion, has sole authority to select, approve, retain, terminate and oversee its relationship with the firm. Lyons Benenson did not provide other consulting services to VICI or any of its executive officers in 2021. In selecting a compensation consultant, the Compensation Committee considers the independence of such consultant in accordance with the standards of the NYSE, any applicable rules and regulations of the SEC and other applicable laws relating to independence of advisors and consultants. The Compensation Committee concluded that no conflict of interest exists that would prevent Lyons Benenson from independently advising the Compensation Committee.

51

EXECUTIVE COMPENSATION

ENGAGEMENT OF NEW COMPENSATION CONSULTANT

In 2021, the Compensation Committee initiated a request for proposal process with respect to its independent compensation consultant, electing to consider retaining a new independent compensation consultant in light of the Company’s significant growth since its formation in 2017 and anticipated future growth. In the third quarter of 2021, the Compensation Committee retained Pay Governance LLC (“Pay Governance”) as its independent compensation consultant in connection with fulfilling its responsibilities related to the 2022 executive compensation program. Pay Governance has not provided other consulting services to VICI or any of its executive officers and, in connection with their engagement, the Compensation Committee concluded that no conflict of interest exists that would prevent Pay Governance from independently advising the Compensation Committee.

At the Compensation Committee’s request, our independent compensation consultant regularly attends Compensation Committee meetings. Our independent compensation consultant also communicates with the Chair of the Compensation Committee outside committee meetings regarding matters related to the Compensation Committee’s responsibilities.

PEER GROUP AND BENCHMARKING

The Compensation Committee reviews the potential total compensation package for each of the executive officers against a pre-selected peer group of companies, based on data compiled by its independent compensation consultant. Consistent with the objectives of the Company’s executive compensation program, the Compensation Committee compares executive officer compensation against these peer companies (“benchmarking analysis”) to ensure that the Company is able to attract and retain highly qualified executive officers by providing a total compensation package that is competitive with those provided by the Company’s peers.

2021 PEER GROUP

In January 2021, the Compensation Committee, with the assistance of Lyons Benenson, reviewed the composition of our peer group given our growth during 2020. Following this review, and based on the recommendations of Lyons Benenson, the Compensation Committee determined that no revisions to our peer group were warranted based on the fact that our total revenue, market capitalization and total enterprise value remained comparable to those of the existing peer group, although above the median with respect to key metrics based on the Company’s recent growth, as well as the intention to maintain year-over-year consistency with respect to our current compensation peer group. Our 2021 peer group consists of the following 15 publicly traded REITs:

2021 PEER GROUP

EPR Properties*	MGM Growth Properties LLC*†	Park Hotels & Resorts Inc.

Federal Realty Investment Trust	Kimco Realty Corporation	Realty Income Corporation*

Gaming and Leisure Properties, Inc.*	Medical Properties Trust, Inc.*	Regency Centers Corporation

Healthpeak Properties, Inc.*	National Retail Properties, Inc.*	STORE Capital Corporation*

Host Hotels & Resorts, Inc.	Omega Healthcare Investors, Inc.*	W.P. Carey Inc.*

* Denotes triple-net lease REIT

† Pursuant to the MGP Transactions, VICI agreed to acquire MGM Growth Properties LLC in August 2021, which transaction remains pending and subject to customary closing conditions, including regulatory approvals.

The companies in our 2021 peer group focus on a variety of asset classes within the REIT industry, including those with similar triple-net lease structures, as well as those that are similar to us in size in terms of revenue, market capitalization and/or total enterprise value.

52	VICI PROPERTIES INC. — 2022 PROXY STATEMENT

EXECUTIVE COMPENSATION

The independent compensation consultant’s benchmarking analysis compared the compensation of our executive officers based on each element of compensation and total target compensation (including base salary, target short-term incentive compensation and target long-term incentive compensation) with that of executive officers of similar titles and job roles across the peer group. The Compensation Committee considered and expects to continue to consider the amount and mix of base and variable compensation by referencing, for each executive officer position, the prevalence of each element and the level of compensation that is provided in the market based on such compensation consultant’s benchmarking analysis. The Compensation Committee typically uses the median levels of compensation within the peer group in setting pay; however, actual compensation paid may fluctuate above/below the median of the peer group based on the Company’s performance and achievement of the goals established by the Compensation Committee for the executive officers. In 2021, the 2021 total target compensation of our Chief Executive Officer was compared to the 2020 total target compensation of CEOs or equivalents of the 2021 peer companies. This comparative analysis indicated that our Chief Executive Officer’s 2021 total target compensation registered at the 29th percentile of the 2021 peer companies’ CEO or equivalents total target compensation for 2020 and was approximately 18.8% below the median total target compensation for 2020 for CEOs or equivalents of the 2021 peer companies.

2022 PEER GROUP

The Compensation Committee reviews the peer group periodically and expects to make changes as warranted and deemed appropriate by the Compensation Committee. In the fourth quarter of 2021, the Compensation Committee approved an updated peer group for the 2022 executive compensation program, taking into consideration the Company’s recent growth and anticipated total revenues, market capitalization and total enterprise value following the completion of signed but not yet closed transactions, including the Venetian Acquisition and the MGP Transactions. The companies in the 2022 peer group focus on a variety of asset classes within the REIT industry, as well as companies in other industries, such as gaming, hospitality and retail, that are similar to our anticipated company profile (following the completion of pending transactions) in terms of revenue, market capitalization and/or total enterprise value, as well as estimated EBITDA.

2022 PEER GROUP

Alexandria Real Estate Equities, Inc.*	Gaming and Leisure Properties, Inc.*	Realty Income Corporation*

AvalonBay Communities, Inc.	Healthpeak Properties, Inc.*	SBA Communications Corporation

Caesars Entertainment, Inc.	Hilton Worldwide Holdings Inc.	Simon Property Group, Inc.

Digital Realty Trust, Inc.	Las Vegas Sands Corp.	Vail Resorts, Inc.

Equity Residential	MGM Resorts International	W.P. Carey Inc.*

Extra Space Storage Inc.	Public Storage	Welltower Inc.*

* Denotes triple-net lease REIT

CHANGES TO PEER GROUP IN 2022

53

EXECUTIVE COMPENSATION

Results from 2021 Say-on-Pay Vote

We provide our stockholders an annual opportunity to indicate whether they support our compensation practices for our named executive officers (i.e., a “say-on-pay” vote). As previously reported, there was strong support by stockholders at our 2021 annual meeting of stockholders for the compensation program, with over 95% of the votes cast on our say-on-pay proposal voted in favor of the advisory vote to approve our named executive officer compensation. The Compensation Committee appreciates and values the views of our stockholders. After considering our 2021 say-on-pay voting results and the advice from our compensation consultant, the Compensation Committee continues to believe that our executive compensation program and philosophy are properly aligned with the interests of our stockholders. Accordingly, no significant changes were made to the executive compensation program as a result of the advisory vote. The Compensation Committee expects to consider future annual say-on-pay votes and investor feedback when making decisions relating to our executive compensation program, policies and practices.

Elements of Executive Compensation

Our executive compensation program consists of the following primary components: base salary, annual incentive compensation (annual cash bonus plan) and long-term incentive compensation (equity).

BASE SALARY

Base salary is the fixed element of an executive officer’s annual cash compensation and is intended to attract and retain highly qualified executives and to compensate for expected day-to-day performance. The Compensation Committee reviews the base salary for each of our executive officers on an annual basis and considers the following factors in making its determinations: the executive officer’s position, responsibilities associated with that position, experience, expertise, knowledge and qualifications, market factors, the industry in which we operate and compete, recruitment and retention factors, the executive officer’s individual compensation history, salary levels of the other members of our executive team and similarly situated/comparable executives in our peer group, and our overall compensation philosophy.

Set forth in the table below are the 2020 and 2021 base salaries for each of our named executive officers, indicating the year-over-year percentage increase. Base salaries for our named executive officers were reviewed by the Compensation Committee in February 2021 and it was determined at that time that an increase in base salary was appropriate for certain of our named executive officers.

Named Executive Officer	2020 Base Salary	2021 Base Salary	Percent Increase from 2020

Edward B. Pitoniak	$ 875,000	$ 900,000	2.9%

John W.R. Payne	$1,200,000	$1,200,000	0.0%

David A. Kieske	$ 515,000	$ 530,000	2.9%

Samantha S. Gallagher	$ 450,000	$ 470,000	4.4%

SHORT-TERM INCENTIVE PLAN (“STIP”)

Our executive officers are eligible for short-term cash incentive compensation, which is intended to motivate the executive officers to achieve short-term company performance goals that will inure to the benefit of our Company and stockholders and to align executive officers’ interests with those of the stockholders. Each fiscal year, the Compensation Committee determines a target STIP bonus for each executive officer. With respect to 2021, the 2021 STIP award targets for our named executive officers are set forth in the table below:

	2021 STIP Opportunity (as % of Base Salary)

Named Executive Officer	Threshold	Target	Superior

Edward B. Pitoniak	75%	150%	300%

John W.R. Payne	37.5%	75%	150%

David A. Kieske	50%	100%	200%

Samantha S. Gallagher	50%	100%	200%

No compensation is awarded for below-threshold performance. If corporate performance is between performance levels (i.e., between threshold and target, or between target and superior), the actual amount of the award that is earned will be determined by linear interpolation using the two identified levels of performance.

54	VICI PROPERTIES INC. — 2022 PROXY STATEMENT

EXECUTIVE COMPENSATION

2021 STIP AWARDS

For 2021, the Compensation Committee approved AFFO per share growth (measured over a two-year performance period) as the sole metric against which performance would be measured for purposes of the STIP. The Compensation Committee believes that AFFO per share is the appropriate measure to use for an annual incentive program because it is a widely recognized measure used to evaluate the operating performance of a REIT that provides a meaningful comparison of the underlying operating performance of our business on a year-over-year basis and incentivizes management to pursue accretive transactions that result in AFFO growth per share.

Objective Corporate Performance Metric–Weighted 100% 2021 AFFO Per Share

The “threshold”, “target” and “superior” performance levels for 2021 AFFO per share were established by the Compensation Committee in early 2020 (for the two-year performance period from January 1, 2020 to December 31, 2021). In order to determine the appropriate rigor of such performance levels with respect to the 2021 STIP, the Compensation Committee reviewed triple-net REIT AFFO and FFO per share historical and projected growth data. Based on this analysis, the Compensation Committee adopted AFFO per share growth metrics for the “threshold”, “target” and “superior” performance levels under the 2021 STIP, which the Compensation Committee determined to be rigorous but achievable in order to challenge our executive team to deliver consistent AFFO growth per share. The AFFO per share growth metrics and the bonus payment thresholds corresponding to such metrics are set forth below (payout is interpolated on a linear basis for results between the performance levels):

(1)

AFFO is a non-GAAP financial measure. “GAAP” means the generally accepted accounting principles in the U.S. For a definition and reconciliation of this non-GAAP financial measure to the most directly comparable GAAP measure, see the section entitled “Reconciliation of Non-GAAP Measures” on pages 66 - 67 of our 2021 Annual Report.

(2)	Reflects fully diluted AFFO per share of $1.8151 for the year ended December 31, 2021 (over the two-year performance period from January 1, 2020 to December 31, 2021).

During the first quarter of 2022, AFFO per share results were determined against the 2021 corporate performance metrics under the STIP. Despite the ongoing uncertainty of impacts on our and our tenants’ business due to the COVID-19 pandemic and other macroeconomic challenges, we exceeded the “superior” performance level established by the Compensation Committee in early 2020, successfully announcing over $21 billion in transactions, including the Venetian Acquisition and the pending MGP Transactions, and collecting 100% of rent due under our lease agreements in 2021. Based on our fully diluted AFFO per share of $1.8151, the Compensation Committee approved the following 2021 STIP awards for the named executive officers:

Named Executive Officer	2021 Actual STIP Award	Percentage of Target Award Potential

Edward B. Pitoniak	$2,700,000	200%

John W.R. Payne	$1,800,000	200%

David A. Kieske	$1,060,000	200%

Samantha S. Gallagher	$940,000	200%

LONG-TERM INCENTIVE PROGRAM (“LTIP”)

We maintain a long-term incentive program, which provides for the granting of equity incentive awards under the VICI Properties Inc. 2017 Stock Incentive Plan to the Company’s executive officers and to certain other officers and employees as designated by the Compensation Committee. The LTIP was established in consultation with the Compensation Committee’s independent compensation consultant and is intended to closely align the interest of the Company’s executive officers (and other eligible employees) with the interests of our stockholders.

55

EXECUTIVE COMPENSATION

Each fiscal year, the Compensation Committee determines an aggregate target value (including the time-based and performance-based portions) for the annual LTIP award for each participant and establishes the performance conditions used for the performance-based portion of the LTIP, as well as the levels of performance (threshold, target and superior) required to be achieved under the program. The following table sets forth the aggregate 2021 long-term incentive award targets for our named executive officers:

Named Executive Officer	2021 LTIP Award Target (% of Base Salary)

Edward B. Pitoniak	450%

John W.R. Payne	130%

David A. Kieske	295%

Samantha S. Gallagher	230%

The illustration below sets forth the structure of our 2021 LTIP:

TIME-BASED PORTION OF LTIP AWARD

The time-based portion of the LTIP Award (the “Time-Based Awards”) is in the form of shares of restricted stock, which vest ratably, annually over three years. There are no performance conditions attached to the Time-Based Awards; the only requirement for vesting is continued service (except as otherwise provided in the participant’s employment agreement in specific instances, such as terminations without “cause” or for “good reason,” including following a “change in control”). Dividends on the shares of restricted stock are held by the Company and deemed invested in the shares of common stock and are payable in cash only if and to the extent that the shares vest. As such, no dividends will be paid on shares of restricted stock that do not vest.

PERFORMANCE-BASED PORTION OF LTIP AWARD

With respect to the performance-based restricted stock unit portion (“PSUs”) of the LTIP Award, 50% of the PSU award vests on the basis of the Company’s Absolute Total Stockholder Return (as defined below) and 50% of the PSU award vests on the basis of the Company’s Relative Total Stockholder Return (as defined below) versus the MSCI US REIT Index (in each case based on actual results, as measured over a three-year performance period); provided, however, that the performance conditions for future awards may subsequently be changed by the Compensation Committee. With respect to the PSUs (as with the Time-Based Awards), dividends accumulate and are payable in cash only if and to the extent that the PSUs vest. As such, no dividends will be paid on PSUs that do not vest. See “—Compensation Tables and Arrangements—Employment Agreements with Executive Officers” and “—Compensation Tables and Arrangements—Potential Payments Upon Termination or Change in Control” below for further information regarding the treatment of any unvested PSUs (and any related dividend equivalents) in the event of a participant’s termination of employment and/or a “change in control” prior to the expiration of the applicable performance period.

The PSUs (and any related dividend equivalents) are subject to recoupment in accordance with any existing clawback or recoupment policy (including our current policy), or any clawback or recoupment policy that the Company is otherwise required to adopt pursuant to the listing standards of any national securities exchange or association on which the Company’s securities are listed or as otherwise required by the Dodd-Frank Wall Street Reform and Consumer Protection Act or other applicable law.

56	VICI PROPERTIES INC. — 2022 PROXY STATEMENT

EXECUTIVE COMPENSATION

2019 LTIP AWARDS (PERFORMANCE PERIOD 2019–2021)

The following table summarizes the actual performance awards for the named executive officers under the PSUs granted in 2019 for the three-year performance period ending on December 31, 2021.

(1)	Reflects annualized Absolute TSR performance of 23.4% over the three-year performance period.

(2)	Reflects Relative TSR performance at the 74.4th percentile over the three-year performance period.

During the first quarter of 2022, the Company’s performance results were determined against the corporate performance metrics under the 2019 LTIP PSUs. Despite the significant uncertainty of closures and restrictions on our tenants’ businesses and broader COVID-19 challenges, we nearly achieved the “superior” level of performance over the three-year performance period. By continuing to expand and diversify our business, providing our stockholders with an 87.8% 3-year total return and outperforming the MSCI US REIT Index (RMZ) by more than 20 percentage points, our 2019 LTIP PSUs vested at 198.8% of target-level performance.

2021 LTIP AWARDS

In February 2021, the Compensation Committee approved the grant of the following LTIP awards to the Company’s executive officers for the three-year performance period ending December 31, 2023 as set forth in the table below.

Participant	Aggregate Amount of Target LTIP Award	Time-Based Award (40% of Aggregate Target LTIP)(1)	Performance-Based Award (60% of Aggregate Target LTIP)(2)
			Threshold (50%)	Target (100%)	Superior (200%)

Edward B. Pitoniak	$4,050,000	$1,620,000	$1,215,000	$2,430,000	$4,860,000

John W.R. Payne	$1,560,000	$ 624,000	$468,000	$936,000	$1,872,000

David A. Kieske	$1,563,500	$ 625,400	$469,050	$936,000	$1,876,200

Samantha S. Gallagher	$1,081,000	$ 432,400	$324,300	$648,600	$1,297,200

(1)

The number of restricted shares of common stock issued pursuant to the Time-Based Awards were determined by dividing the applicable dollar amounts by the 10-trading day volume weighted average price as of February 17, 2021.

(2)

The number of PSUs issued pursuant to the Performance-Based Awards were issued at an amount equal to the target amount set forth above, with the number of restricted stock units having been determined by dividing the applicable target dollar amount of such awards by the Monte Carlo grant date fair value per share as of February 17, 2021. The Monte Carlo value was determined by an independent valuation consultant.

57

EXECUTIVE COMPENSATION

The illustration below sets forth the structure, performance metrics and vesting criteria for our 2021 LTIP Awards. In connection with the issuance of the 2021 LTIP Awards, the Compensation Committee reviewed the performance metrics previously utilized for the 2020 LTIP and determined to maintain the Absolute and Relative Total Stockholder Return goals from those utilized for the 2020 LTIP (which had been modified compared to the 2019 LTIP Awards to, in certain instances, increase the applicable performance hurdle to make such hurdle even more rigorous).

(1)

“Absolute Total Stockholder Return” or “Absolute TSR” is calculated on a compounded annualized basis and includes (i) the sum of (a) the cumulative amount of dividends (ordinary and special) paid per share over the measurement period, assuming the reinvestment of dividends in common stock, and (b) an amount equal to (x) the closing common share price on the last trading day of the measurement period, minus (y) the closing common share price on the first trading day of the measurement period, divided by (ii) the closing common share price on the first trading day of the measurement period.

(2)

“Relative Total Stockholder Return” or “Relative TSR” shall mean the Company’s Absolute TSR for the performance period as measured against the Absolute Total Stockholder Return for the MSCI US REIT Index (“RMZ”).

(3)

Represents the Absolute and Relative TSR return hurdles for the 2021 LTIP Awards (for the three-year performance period from January 1, 2021 to December 31, 2023). The following illustration provides a summary of the Absolute and Relative TSR return hurdles previously approved by the Committee for the performance-based portion of the 2021 and 2020 LTIP Awards (as compared to the hurdles utilized for the 2019 and 2018 LTIP Awards):

58	VICI PROPERTIES INC. — 2022 PROXY STATEMENT

EXECUTIVE COMPENSATION

The time-based portion of the 2021 LTIP Awards vest in three equal installments on February 17, 2022, 2023 and 2024, subject to accelerated vesting as set forth in the 2017 Stock Incentive Plan, the applicable award agreement or the applicable employment agreement. With respect to the performance-based portion, 50% of the award will vest on the basis of the Company’s Absolute TSR and 50% of the award will vest on the basis of the Company’s Relative TSR and the levels of performance applicable to each portion of the award are as set forth above (in each case based on actual results, as measured over the three-year performance period from January 1, 2021 to December 31, 2023). The Compensation Committee believes the performance targets are rigorous but achievable and challenge our executive team to achieve consistently high performance levels, both on an Absolute TSR and Relative TSR basis. If the Company’s performance is below the threshold of one performance metric, no PSUs are earned for such portion of the award; however, failure to achieve threshold of one performance metric (i.e., failure to achieve threshold for Absolute TSR or failure to achieve threshold for Relative TSR) will not result in the forfeiture of the PSUs subject to the performance metric that is achieved. If the Company’s performance is between two levels of performance (i.e., between threshold and target or between target and superior), the actual amount of the award that is earned (and the number of PSUs that will vest) will be determined based on linear interpolation between the two performance levels. Notwithstanding the foregoing, in the event that the Company’s Absolute TSR for the performance period is negative, the number of PSUs that vest based on Relative TSR shall not exceed the threshold number of PSUs for the Relative TSR performance metric, even if the Company’s Relative TSR exceeds Relative TSR threshold performance.

Other Compensation Program Elements and Policies

PERQUISITES AND OTHER BENEFITS

We maintain medical, dental and vision insurance, life insurance, and accidental death and disability insurance for all of our full-time employees. Executives are eligible to participate in the same welfare benefit plans as our other full-time employees and are covered by the same vacation, leave of absence and similar policies. As of December 31, 2021, we did not offer any perquisites or other benefits to our executive officers that are not generally available to our other employees.

SEVERANCE BENEFITS

In order to achieve our compensation objective of attracting, retaining and motivating high-performing executives, we believe that we need to provide our named executive officers with severance protection. We are party to employment agreements with each of our named executive officers. Pursuant to the employment agreements, each of our named executive officers is entitled to certain severance benefits based on the nature of their termination. See “—Compensation Tables and Arrangements—Employment Agreements with Executive Officers” and “—Compensation Tables and Arrangements—Potential Payments Upon Termination or Change in Control” below for further information regarding severance benefits payable to the named executive officers upon termination or change in control.

STOCK OWNERSHIP GUIDELINES FOR EXECUTIVE OFFICERS AND DIRECTORS

The Board of Directors adopted stock ownership guidelines for our executive officers and directors pursuant to which such individuals are expected to attain minimum levels of equity ownership, since a significant ownership stake leads to stronger alignment of interests between such individuals and the stockholders of the Company. Individuals subject to these guidelines have until the fifth anniversary of (a) February 12, 2019 (the date the Company adopted the executive officer stock ownership guidelines) or (b) the date such individual first becomes subject to the applicable ownership guideline level to attain the requisite level of ownership (which, in the case of directors, is the date they joined the Board of Directors). We also require our executive officers to maintain meaningful stock ownership through a combination of vesting and/or post-vesting transfer restrictions on certain equity grants. For purposes of this requirement, an individual’s equity ownership includes: (a) shares of common stock or preferred stock; (b) partnership interests in VICI Properties L.P., the Company’s operating partnership (the “Operating Partnership”); and (c) (i) time-based restricted stock (whether vested or unvested), (ii) time-based restricted stock units (whether vested or unvested), (iii) performance-based restricted stock (whether vested or unvested and assuming target performance); and (iv) performance-based restricted stock units (whether vested or unvested and assuming target performance). The target ownership level of Company equity pursuant to the stock ownership guidelines is expressed as a multiple of base salary, in the case of executive officers, and of the annual Board stock retainer of $225,000, in the case of directors, in each case as set forth below. In February 2022, the Board of Directors approved an amendment to our executive stock ownership guidelines to increase the minimum stock ownership requirement for our CEO from 5x to 6x his base salary.

Position	Multiple

Chief Executive Officer	6x

Other Executive Officers	3x

Independent Directors	3x

59

EXECUTIVE COMPENSATION

NO PLEDGING POLICY

We believe that equity ownership fosters an atmosphere where directors and officers “think like owners” and are motivated to increase the long-term value of the Company by aligning their interests with those of the Company’s stockholders. Accordingly, we have adopted a robust policy (pursuant to our Insider Trading Policy) prohibiting each of our directors, executive officers and other employees from purchasing any Company securities on margin, holding any Company securities in a margin account or pledging Company securities as collateral for a loan.

NO HEDGING POLICY

Our Insider Trading Policy specifically prohibits our directors, executive officers and other employees from (i) engaging in hedging or monetization transactions involving our securities, including prepaid variable forward contracts, equity swaps, collars, and exchange funds; (ii) trading in options, puts, calls or other similar instruments involving our securities; and (iii) engaging in short sales of our securities.

CLAWBACK POLICY

We have adopted a clawback policy regarding the recoupment of incentive compensation if an executive officer willfully commits an illegal act, fraud, intentional misconduct or gross recklessness that causes a mandatory restatement of our financials. If the Board of Directors (or the Compensation Committee, if designated by the Board of Directors) determines that the Company was required to file a mandatory restatement of our financial results due to an executive officer’s willful commission of an illegal act, fraud, intentional misconduct or gross recklessness, the Board of Directors (or the Compensation Committee, if designated by the Board of Directors) will review the incentive compensation paid, granted, vested or accrued based on the prior inaccurate results and determine whether to recoup all or any part of the incentive compensation that is based in whole or in part on the achievement of financial results by the Company, including, but not limited to any cash bonus, incentive arrangement or equity award, but excluding salary.

RISK ASSESSMENT OF COMPENSATION PROGRAMS

The Compensation Committee’s responsibilities include, among others, oversight of risks related to our compensation practices and plans to ensure that such practices and plans are designed with an appropriate balance of risk and reward in relation to our overall business strategy and do not encourage excessive or unnecessary risk-taking behavior.

The Compensation Committee reviewed and considered risks arising from our compensation policies and practices for the Company’s employees. This review included consideration of the following specific elements of the Company’s executive compensation policies and procedures:

•	the executive compensation program is structured as a balanced mix between fixed and variable, annual and long-term, and cash and equity compensation;

•	the STIP and LTIP are each based upon formulaic, defined goals set at the beginning of the two-year or three-year performance period, as applicable, with significant goal rigor;

•	the STIP is based on a metric that incentivizes accretive transactions that result in AFFO growth per share;

•	the LTIP performance goals include both absolute and relative-to-peer performance;

•	the STIP and LTIP performance criteria focus on both operating and market-based measures and include maximum payouts for each executive;

•	the equity incentive awards are based on multi-year performance periods and require multi-year vesting, with overlapping cycles, which encourages focus on sustained growth and earnings;

•	the Company maintains executive stock ownership guidelines that mandate meaningful equity ownership by executive officers, as well as anti-pledging and anti-hedging policies; and

•

the executive compensation program includes an appropriate clawback policy regarding the recoupment of incentive compensation if an executive officer willfully commits an illegal act, fraud, intentional misconduct or gross recklessness that causes a mandatory restatement of our financials.

Based on the foregoing, we do not believe that our compensation policies and practices create risks that are reasonably likely to have a material adverse effect on the Company. We also believe that our incentive compensation arrangements provide incentives that do not encourage behaviors that create material risk beyond the Company’s ability to effectively identify and manage significant risks, are compatible with effective internal controls and are supported by the oversight of the Compensation Committee with regard to executive compensation programs.

60	VICI PROPERTIES INC. — 2022 PROXY STATEMENT

EXECUTIVE COMPENSATION

COMPENSATION TABLES AND ARRANGEMENTS

2021 Summary Compensation Table

This Summary Compensation Table summarizes the total compensation paid or earned by each of our named executive officers for the years ended December 31, 2021, December 31, 2020 and December 31, 2019.

	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)(2)	All Other Compensation ($)(3)	Total ($)

Edward B. Pitoniak Chief Executive Officer	2021	900,000	—	4,050,000	2,700,000	12,894	7,662,894
	2020	875,000	—	3,456,250	2,625,000	12,408	6,968,658
	2019	765,000	—	2,868,750	1,912,500	9,408	5,555,658

John W.R. Payne President and Chief Operating Officer	2021	1,200,000	—	1,560,000	1,800,000	12,894	4,572,894
	2020	1,200,000	—	1,500,000	1,800,000	12,408	4,512,408
	2019	1,200,000	—	900,000	1,800,000	9,408	3,909,408

David A. Kieske Executive Vice President, Chief Financial Officer and Treasurer	2021	530,000	—	1,563,500	1,060,000	12,894	3,166,394
	2020	515,000	—	1,390,500	1,030,000	12,408	2,947,908
	2019	475,000	—	950,000	902,500	9,408	2,336,908

Samantha S. Gallagher Executive Vice President, General Counsel and Secretary	2021	470,000	—	1,081,000	940,000	12,894	2,503,894
	2020	450,000	—	967,500	900,000	12,408	2,329,908
	2019	405,000	—	708,750	729,000	9,408	1,852,158

(1)

The amounts in the Stock Awards column reflect the aggregate grant date fair value of time-based awards and performance-based restricted stock units, calculated in accordance with FASB ASC Topic 718. Assumptions used in the calculation of these amounts are included in Note 13 to the Company’s audited financial statements for the year ended December 31, 2021. The amounts disclosed in this column for 2021 reflect the aggregate grant date fair value of time-based restricted stock awards granted under the LTIP for the 2021 plan year, which vest over a three-year period, and PSUs granted under the LTIP, which will be earned, if at all, on the basis of Absolute TSR and Relative TSR measured over the three-year performance period from January 1, 2021 to December 31, 2023. For a discussion of the LTIP and the long-term incentive awards granted to our named executive officers in 2021, see “—Compensation Discussion and Analysis—Elements of Executive Compensation—Long-Term Incentive Program”. The following table discloses the grant date fair value of each award granted to the applicable named executive officer.

Name	Year	2021 LTIP Award (Time- Based)	2021 LTIP Award (Performance-Based)(a)

Edward B. Pitoniak	2021	$1,620,000	$2,430,000

John W.R. Payne	2021	$624,000	$936,000

David A. Kieske	2021	$625,400	$938,100

Samantha S. Gallagher	2021	$432,400	$648,600

(a)

If the maximum level of performance was achieved, the grant date fair value of the PSU would be $4,860,000 for Mr. Pitoniak, $1,872,000 for Mr. Payne, $1,876,200 for Mr. Kieske and $1,297,200 for Ms. Gallagher.

(2)

The amounts shown in the Non-Equity Incentive Plan Compensation column reflect the cash award that each named executive officer earned (i) in 2021, which was paid in February 2022, (ii) in 2020, which was paid in February 2021, and (iii) in 2019, which was paid in February 2020, in each case pursuant to the Company’s STIP. For a discussion of the annual incentive program, see “—Compensation Discussion and Analysis—Elements of Executive Compensation—Short-Term Incentive Plan—2021 STIP Awards”.

(3)	The amounts shown in the All Other Compensation column for the year ended December 31, 2021 consist of:

(a)	group life insurance premiums of $1,294 for each of Mr. Pitoniak, Mr. Kieske, Mr. Payne and Ms. Gallagher; and

(b)	company matching contributions under our 401(k) plan of $11,600 for each of Mr. Pitoniak, Mr. Kieske, Mr. Payne and Ms. Gallagher.

61

EXECUTIVE COMPENSATION

2021 Grants of Plan-Based Awards

The following table sets forth information regarding grants of plan-based awards to each of our named executive officers during the year ended December 31, 2021.

		Estimated Future Payouts Under Non- Equity Incentive Plan Awards(1)			Estimated Future Payouts(2) Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (3) (#)	Grant Date Fair Value of Stock and Option Awards(4) ($)
Name	Grant Date	Threshold ($)	Target ($)	Superior ($)	Threshold (#)	Target (#)	Superior (#)

Edward B. Pitoniak
STIP Award		675,000	1,350,000	2,700,000	—	—	—	—	—
LTIP—Time-Based Award	2/17/2021	—	—	—	—	—	—	60,170	1,620,000
LTIP—PSUs	2/17/2021	—	—	—	42,587	85,174	170,348	—	2,430,000
John W.R. Payne
STIP Award		450,000	900,000	1,800,000	—	—	—	—	—
LTIP—Time-Based Award	2/17/2021	—	—	—	—	—	—	23,177	624,000
LTIP—PSUs	2/17/2021	—	—	—	16,404	32,808	65,616	—	936,000
David A. Kieske
STIP Award		265,000	530,000	1,060,000	—	—	—	—	—
LTIP—Time-Based Award	2/17/2021	—	—	—	—	—	—	23,229	625,400
LTIP—PSUs	2/17/2021	—	—	—	16,441	32,882	65,764	—	938,100
Samantha S. Gallagher
STIP Award		235,000	470,000	940,000	—	—	—	—	—
LTIP—Time-Based Award	2/17/2021	—	—	—	—	—	—	16,061	432,400
LTIP—PSUs	2/17/2021	—	—	—	11,367	22,734	45,468	—	648,600

(1)

The amounts shown in these columns represent the range of potential payouts (threshold, target and superior) of cash compensation under our STIP for our named executive officers for 2021 performance. The actual amounts that were paid to the named executive officers are set forth in the “Non-Equity Incentive Plan Compensation” column of the 2021 Summary Compensation Table. See “—Compensation Discussion and Analysis—Elements of Executive Compensation—Short-Term Incentive Plan—2021 STIP Awards” above for more information.

(2)

The amounts shown in these columns represent the possible number of PSUs granted under the LTIP that may be earned and vest based upon the level of achievement of the applicable performance measures. As described in further detail under the section entitled “—Compensation Discussion and Analysis—Elements of Executive Compensation—Long-Term Incentive Program,” the PSUs vest based upon the achievement of Absolute TSR and Relative TSR goals measured over the three-year performance period from January 1, 2021 to December 31, 2023. Threshold assumes that 50% of the total value of the PSUs awarded vest, target assumes that 100% of the total value of the PSUs awarded vest and superior assumes that 200% of the total value of the PSUs awarded vest.

(3)	The amounts shown in this column represent time-based restricted stock awards granted to the named executive officers under the 2021 LTIP.

(4)

Amounts represent the grant date fair value calculated in accordance with FASB ASC Topic 718. Generally, the grant date fair value of the time-based restricted stock is determined using the fair value of the underlying common stock on the grant date. The grant date fair value of the PSUs was determined using a Monte Carlo valuation conducted by an independent valuation consultant.

62	VICI PROPERTIES INC. — 2022 PROXY STATEMENT

EXECUTIVE COMPENSATION

Outstanding Equity Awards at Year-End

The following table sets forth information regarding outstanding equity awards for each of our named executive officers as of December 31, 2021.

		Stock Awards			Performance Awards

Name	Grant Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested(1) ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested(2) (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested(3) ($)

Edward B. Pitoniak	2/12/19	17,776	(4)	535,235	—		—

	2/29/20	34,856	(5)	1,049,514	—		—

	2/29/20	—		—	202,161	(6)	6,087,064

	2/17/21	60,170	(7)	1,811,719	—		—

	2/17/21	—		—	106,468	(8)	3,205,736

John W.R. Payne	2/26/18	2,677	(9)	80,604	—		—

	2/12/19	5,577	(4)	167,923	—		—

	2/29/20	15,128	(5)	455,504	—		—

	2/29/20	—		—	87,738	(6)	2,641,803

	2/17/21	23,177	(7)	697,859	—		—

	2/17/21	—		—	41,010	(8)	1,234,811

David A. Kieske	2/26/18	4,991	(9)	150,279	—		—

	2/12/19	5,887	(4)	177,258	—		—

	2/29/20	14,024	(5)	422,263	—		—

	2/29/20	—		—	81,333	(6)	2,448,926

	2/17/21	23,229	(7)	699,425	—		—

	2/17/21	—		—	63,790	(8)	1,920,706

Samantha S. Gallagher	5/11/18	2,723	(10)	81,990	—		—

	2/12/19	4,392	(4)	132,243	—		—

	2/29/20	9,758	(5)	293,813	—		—

	2/29/20	—		—	56,590	(6)	1,703,939

	2/17/21	16,061	(7)	483,597	—		—

	2/17/21	—		—	28,418	(8)	855,651

(1)	Value is determined by multiplying the number of unvested shares of restricted common stock by $30.11, the closing price for our common stock on December 31, 2021, the last trading day of the year.

(2)

The actual number of PSUs that will vest for each three-year performance period will be determined at the end of the applicable three-year performance period. With respect to each award, no discount has been taken to reflect risk of forfeiture or restrictions on transferability. In addition, these amounts exclude the PSU awards granted on February 12, 2019 for the 2019-2021 performance period that vested based on the Company’s performance through December 31, 2021, which are reported in the “2021 Options Exercised and Stock Vested” table.

(3)

Reflects the number of unearned/unvested PSUs calculated pursuant to footnote (2) above and multiplied by $30.11, the closing price for our common stock on December 31, 2021, the last trading day of the year.

(4)

Represents the unvested portion of the time-based portion of the 2019 LTIP award granted on February 12, 2019 to each of the named executive officers, which vests ratably over three years with 33.33% of the award having vested on each of February 12, 2020 and 2021, and the remaining 33.33% vesting ratably on February 12, 2022.

(5)

Represents the unvested portion of the time-based portion of the 2020 LTIP award granted on February 29, 2020 to each of the named executive officers, which vests ratably over three years with 33.33% of the award having vested on February 28, 2021, and the remaining 66.67% vesting ratably on February 28, 2022 and 2023.

63

EXECUTIVE COMPENSATION

(6)

Represents the PSU portion of the 2020 LTIP award granted on February 29, 2020 to each of the named executive officers. The PSUs have a three-year performance period from January 1, 2020 to December 31, 2022, and vest, if at all, on the basis of Absolute TSR and Relative TSR goals measured over such three-year period. Assuming the performance period had terminated and been valued as of December 31, 2021, these PSUs would have been earned and vested at approximately 194% of target and, accordingly, are disclosed above in accordance with SEC rules based on achieving performance goals at such level (interpolated between target and superior).

(7)	Represents the time-based portion of the 2021 LTIP award granted on February 17, 2021 to each of the named executive officers, which vests ratably over three years on February 17, 2022, 2023 and 2024.

(8)

Represents the PSU portion of the 2021 LTIP award granted on February 17, 2021 to each of the named executive officers. The PSUs have a three-year performance period from January 1, 2021 to December 31, 2023, and vest, if at all, on the basis of Absolute TSR and Relative TSR goals measured over such three-year period. Assuming the performance period had terminated and been valued as of December 31, 2021, these PSUs would have been earned and vested at 125% of target and, accordingly, are disclosed above in accordance with SEC rules based on achieving performance goals at such level (interpolated between target and superior).

(9)

Represents the unvested portion of the 2017 emergence-related awards made with respect to the 2017 partial plan year post-emergence and formation in October 2017, which vest ratably over four years, with 25% of the award having vested on each of January 15, 2019, 2020 and 2021, and the remaining 25% vesting ratably on January 15, 2022.

(10)

Represents the unvested portion of the initial equity grant awarded to Ms. Gallagher pursuant to her employment agreement in connection with her commencement of employment with the Company, which vests ratably over four years, with 25% of the award having vested on each of May 11, 2019, 2020 and 2021, and the remaining 25% vesting ratably on May 11, 2022.

2021 Option Exercises and Stock Vested

The following table sets forth information regarding the vesting of restricted stock for the named executive officers during the year ended December 31, 2021. None of the named executive officers held or exercised any stock options in 2021.

	Stock Awards

Name	Number of Shares Acquired on Vesting (#)(1)	Value Realized on Vesting(2) ($)

Edward B. Pitoniak	337,199	9,675,264

John W.R. Payne	127,669	3,618,930

David A. Kieske	122,980	3,496,872

Samantha S. Gallagher	86,334	2,476,185

(1)

This column represents the aggregate number of shares acquired on vesting of existing stock awards, including the PSU awards granted on February 12, 2019 for the 2019-2021 performance period that vested based on the Company’s performance through December 31, 2021. The number of shares acquired on vesting includes shares withheld, if any, to pay federal and state income taxes.

(2)	This column represents the value realized on vesting as calculated by multiplying the closing price of our common stock on the day prior to vesting by the number of shares that vested.

64	VICI PROPERTIES INC. — 2022 PROXY STATEMENT

EXECUTIVE COMPENSATION

Employment Agreements with Executive Officers

In 2019, we entered into amended and restated employment agreements with each of our named executive officers (each, an “employment agreement” and collectively, the “employment agreements”) in order to harmonize the terms between all such agreements and create a uniform form of employment agreement for all named executive officers, including providing for one consistent expiration date of December 31, 2022. The form of agreement is summarized below, with certain key terms specific to each named executive officer’s employment agreement set forth in the following table. The summary and information below is not complete and is qualified in its entirety by reference to the full text of the employment agreements, which are included as exhibits to the 2021 Annual Report.

SUMMARY OF EMPLOYMENT AGREEMENTS

Each of the employment agreements provide for a term that initially ends on December 31, 2022, which term will be automatically extended by successive one-year terms at the end of the then-current term unless either VICI or the individual party provides 180 days’ advance notice of non-renewal. Under the terms of the employment agreements, each executive officer is entitled to receive:

•	an annual base salary,

•	annual incentive compensation comprised of a cash bonus, with a specified target value and maximum value (as a percentage of base salary), and

•	equity awards with a specified target value (as a percentage of base salary) (in each case, as may be subsequently increased from time to time as disclosed herein).

If an executive officer’s employment is terminated by us without “cause”, or by the individual for “good reason” (each as defined in the respective employment agreement), or, solely with respect to Mr. Payne, due to our non-renewal of the employment term, such executive officer is entitled to certain severance benefits, subject to execution of a separation agreement and release. The severance benefits include (1) cash severance equal to a certain percentage of base salary and the target bonus for the year of termination, paid over 12 months, (2) so long as the Company is generally paying bonuses to its employees in the applicable year, a pro-rata cash bonus for the year of termination, (3) a specified cash payment, (4) accelerated vesting of time-based equity awards, (5) non-forfeiture of a pro-rata portion of outstanding performance-based equity until the end of the applicable performance period, at which time it may vest based on achievement of the performance goals, and (6) the lapsing of any transfer restrictions on vested equity awards. If the termination is within six months before or 12 months after a “change in control” (as defined in the respective employment agreement) of the Company, the above severance is further modified as follows: (i) the cash severance is increased as a percentage of base salary and target bonus and is paid in a lump sum rather than over 12 months, (ii) the pro-rata cash bonus is payable whether or not the Company is generally paying bonuses to its employees in the applicable year, (iii) non-forfeiture of all (rather than a pro-rata portion of) outstanding performance-based equity awards until the end of the applicable performance period, at which time the awards may vest based on achievement of the performance goals, prorated through the date of termination, and (iv) the amount of the specified cash payment is increased (except with respect to Mr. Pitoniak).

If an executive officer’s employment is terminated due to their death or “disability” (as defined in the respective employment agreement), such executive officer will be entitled to receive a pro-rata cash bonus for the year of termination, all time-based equity awards will vest and any transfer restrictions on vested equity awards will lapse. If an executive officer’s employment is terminated because we elect not to renew the term of the employment agreement, all time-based equity awards will vest, all transfer restrictions on vested equity awards will lapse and any performance-based equity will be treated as set forth in the Company’s long-term incentive program and be no less favorable than other similarly situated executives (or with respect to Mr. Kieske and Ms. Gallagher, other Executive Vice Presidents) of the Operating Partnership, but such executive officer will not be entitled to any cash severance.

Certain key terms of each employment agreement in accordance with the above summary (in each case, as may be subsequently increased from time to time as disclosed herein) are set forth below:

CHIEF EXECUTIVE OFFICER

Mr. Pitoniak’s employment agreement provided for an initial annual base salary of $765,000, with initial annual incentive compensation comprised of a cash bonus with a target value of 125% of his base salary and a maximum value of 250% of his base salary, and equity awards with a target value of at least 375% of Mr. Pitoniak’s base salary (in each case, as subsequently increased from time to time as disclosed herein). With respect to Mr. Pitoniak’s severance benefits, he is entitled to cash severance equal to the sum of 150% of base salary and the target bonus for the year of termination, paid over 12 months and a cash payment in the amount of $40,000. If the termination is in connection with a change in control (as defined in the employment agreement), Mr. Pitoniak is entitled to increased cash severance equal to the sum of 200% of base salary and the target bonus for the year of termination. Mr. Pitoniak’s employment agreement provides for customary non-competition and non-solicitation covenants that apply for one year after termination of employment, except that if a

65

EXECUTIVE COMPENSATION

termination of employment results from Mr. Pitoniak giving a notice of non-renewal, the non-competition period applies for three months after the date of termination, and if a termination of employment results from the Company’s decision not to renew the applicable employment agreement, the non-competition period ends on the date of termination.

PRESIDENT AND CHIEF OPERATING OFFICER

Mr. Payne’s employment agreement provided for an initial annual base salary of $1,200,000, with initial annual incentive compensation comprised of a cash bonus with a target value of 75% of his base salary and a maximum value of 150% of his base salary, and, commencing in 2020, equity awards with a target value of at least 125% of Mr. Payne’s base salary (in each case, as subsequently increased from time to time as disclosed herein). With respect to Mr. Payne’s severance benefits, he is entitled to cash severance equal to the sum of 125% of base salary and the target bonus for the year of termination, paid over 12 months, and a cash payment in the amount of $27,500. If the termination is in connection with a change in control (as defined in the employment agreement), Mr. Payne is entitled to increased cash severance equal to the sum of 175% of base salary and the target bonus for the year of termination and an increased cash payment of $40,000. Mr. Payne’s employment agreement provides for customary non-competition and non-solicitation covenants that apply for one year after termination of employment, except that if a termination of employment results from Mr. Payne giving a notice of non-renewal, the non-competition period applies for three months after the date of termination, and if a termination of employment results from the Company’s decision not to renew the applicable employment agreement, the non-competition period ends on the date of termination.

EXECUTIVE VICE PRESIDENT, CHIEF FINANCIAL OFFICER AND TREASURER

Mr. Kieske’s employment agreement provided for an initial annual base salary of $475,000, with initial annual incentive compensation comprised of a cash bonus with a target value of 95% of his base salary and a maximum value of 190% of his base salary, and equity awards with a target value of at least 200% of Mr. Kieske’s base salary (in each case, as subsequently increased from time to time as disclosed herein). With respect to Mr. Kieske’s severance benefits, he is entitled to cash severance equal to the sum of 100% of his base salary and the target bonus for the year of termination, paid over 12 months, and a cash payment in the amount of $27,500. If the termination is in connection with a change in control (as defined in the employment agreement), Mr. Kieske is entitled to increased cash severance equal to the sum of 150% of base salary and the target bonus for the year of termination and an increased cash payment of $40,000. Mr. Kieske’s employment agreement provides for customary non-competition and non-solicitation covenants that apply for one year after his termination of employment. If Mr. Kieske’s employment is terminated because he elects not to renew the term of his employment agreement, all transfer restrictions on vested equity awards for Mr. Kieske will lapse, but he will not be entitled to any other severance.

EXECUTIVE VICE PRESIDENT, GENERAL COUNSEL AND SECRETARY

Ms. Gallagher’s employment agreement provided for an initial annual base salary of $405,000, with initial annual incentive compensation comprised of a cash bonus with a target value of 90% of her base salary and a maximum value of 180% of her base salary, and equity awards with a target value of at least 175% of her base salary (in each case, as subsequently increased from time to time as disclosed herein). With respect to Ms. Gallagher’s severance benefits, she is entitled to cash severance equal to the sum of 100% of base salary and the target bonus for the year of termination, paid over 12 months, and a cash payment in the amount of $27,500. If the termination is in connection with a change in control (as defined in the employment agreement), Ms. Gallagher is entitled to increased cash severance equal to the sum of 150% of base salary and the target bonus for the year of termination and an increased cash payment of $40,000. Ms. Gallagher’s employment agreement provides for customary non-competition (with an exception for the practice of law) and non-solicitation covenants that apply for one year after her termination of employment. If Ms. Gallagher’s employment is terminated because she elects not to renew the term of her employment agreement, all transfer restrictions on vested equity awards for Ms. Gallagher will lapse, but she will not be entitled to any other severance.

Potential Payments Upon Termination or Change in Control

The following table reflects the payment obligations (including the value of certain benefits) pursuant to the compensation arrangements for each of our named executive officers under our existing plans, employment agreements and award agreements, assuming various scenarios, including a termination of employment and/or a change in control, in each case assuming such termination had occurred on December 31, 2021. The amounts shown in the table do not include payments or benefits under arrangements available on the same basis generally to all other eligible employees of the Company. The potential payments were determined under the terms of each named executive officer’s employment agreement in effect on December 31, 2021 and in accordance with our plans and arrangements in effect on December 31, 2021.

In providing the estimated potential payments below, we have assumed that there are no (1) accrued but unpaid salary and annual bonuses amounts outstanding or (2) unpaid reimbursements for expenses incurred prior to the date of termination.

66	VICI PROPERTIES INC. — 2022 PROXY STATEMENT

EXECUTIVE COMPENSATION

Because the disclosures in the table assume the occurrence of a termination or change in control as of a particular date and under a particular set of circumstances and therefore make a number of important assumptions, the actual amount to be paid to each of our named executive officers upon a termination or change in control may vary significantly from the amounts included herein. Factors that could affect these amounts include the timing during the year of any such event, the continued availability of benefit policies at similar prices and the type of termination event that occurs.

Name	Benefit	Non-Renewal by Company ($)	Termination without Cause or for Good Reason (no Change in Control) ($)	Termination in Connection with a Change in Control ($)	Death or Disability ($)

Edward B. Pitoniak

	Cash Severance	—	2,065,001	2,740,002	—

	Pro-Rated Bonus	—	2,700,000	2,700,000	2,700,000

	Accelerated Vesting of Restricted Stock(1)	3,396,468	3,396,468	3,396,468	3,396,468

	Accelerated Vesting of PSUs(2)	5,126,629	5,126,629	9,292,800	5,126,629

	Total	8,523,097	13,288,098	18,129,270	11,223,097

John W.R. Payne

	Cash Severance	—	2,652,500	3,715,000	—

	Pro-Rated Bonus	—	1,800,000	1,800,000	1,800,000

	Accelerated Vesting of Restricted Stock(1)	1,401,891	1,401,891	1,401,891	1,401,891

	Accelerated Vesting of PSUs(2)	2,172,818	2,172,818	3,876,614	2,172,818

	Total	3,574,709	8,027,209	10,793,506	5,374,709

David A. Kieske

	Cash Severance	—	557,501	835,001	—

	Pro-Rated Bonus	—	1,060,000	1,060,000	1,060,000

	Accelerated Vesting of Restricted Stock(1)	1,449,224	1,449,224	1,449,224	1,449,224

	Accelerated Vesting of PSUs(2)	2,272,863	2,272,863	4,369,632	2,272,863

	Total	3,722,088	5,339,588	7,713,857	4,782,088

Samantha S. Gallagher

	Cash Severance	—	967,500	1,450,000	—

	Pro-Rated Bonus	—	940,000	940,000	940,000

	Accelerated Vesting of Restricted Stock(1)	991,643	991,643	991,643	991,643

	Accelerated Vesting of PSUs(2)	1,421,192	1,421,192	2,559,590	1,421,192

	Total	2,412,835	4,320,335	5,941,232	3,352,835

(1)

Represents the aggregate value of the acceleration of vesting of the named executive officer’s outstanding restricted stock awards assuming the acceleration occurred on December 31, 2021 and based on the closing price for our common stock on such date ($30.11 per share).

(2)

Represents the aggregate value of the acceleration of vesting of the named executive officer’s outstanding PSU awards assuming the acceleration occurred on December 31, 2021 and based on the closing price for our common stock on such date ($30.11 per share). Assuming a termination or change in control occurred on December 31, 2021, the calculations regarding the accelerated vesting are based on the number of PSUs that would vest assuming a level of performance of 194% of target with respect to the 2020-2022 performance period, and 125% of target with respect to the 2021-2023 performance period, based on the Company’s current performance with respect to each performance period as of December 31, 2021. Pursuant to the terms of the employment agreements and applicable award agreements:

•

For Non-Renewal by the Company, Termination without Cause or for Good Reason (no Change in Control), and Death or Disability, a pro-rata portion (determined based on the number of days elapsed between the start of the performance period through the date of termination) of the PSUs shall remain outstanding during the performance period and shall vest and be settled, if and to the extent, the applicable performance conditions are achieved at the end of the performance period.

•

For Termination in connection with a Change in Control, the PSUs shall become vested and settled as of the date of consummation of the change in control based on the greater of target or actual performance through the date immediately prior to the consummation of the change in control (and will not be pro-rated based on actual days worked during the performance period).

67

EXECUTIVE COMPENSATION

CEO Pay Ratio

As required by Item 402(u) of Regulation S-K, we are providing the following estimate of the ratio of the annual total compensation of our Chief Executive Officer to the annual total compensation of our median employee (excluding our Chief Executive Officer).

To identify our median employee, we calculated the total annual compensation for each employee by using W-2 taxable income for the twelve-month period that ended on December 31, 2021. Total compensation for these purposes included base salary, bonus, the value of restricted shares that vested during 2021 and dividends paid upon the vesting of restricted shares and was calculated using internal payroll/tax records. In addition, we annualized the wages of full-time employees who were hired during 2021 but did not work for us for the entire fiscal year. We did not make any other assumptions, adjustments or estimates, nor did we apply any cost-of-living adjustments as part of the calculation.

We selected the median employee (a full-time golf team member) based on the 152 full-time, part-time, temporary and seasonal workers who were employed as of December 31, 2021. We have no non-U.S. employees.

After identifying the median employee, we calculated annual total compensation for such employee using the same methodology we use for our named executive officers as set forth in the Summary Compensation Table. The 2021 annual total compensation of our median employee was $28,107. The 2021 annual total compensation of our Chief Executive Officer, as reported in our Summary Compensation Table, was $7,662,894. Based on the foregoing, our estimate of the ratio of the annual total compensation of our Chief Executive Officer to the median of the annual total compensation of all other employees was 273 to 1. We believe this pay ratio is a reasonable estimate calculated in a manner consistent with Item 402(u) of Regulation S-K.

Our primary business is that of a triple-net REIT, consisting of owning and acquiring experiential assets, including gaming, hospitality , leisure and entertainment destinations, subject to long-term triple net leases. We also own and operate four championship golf courses located near certain of our properties, which were transferred to us upon CEOC’s emergence from bankruptcy. Our golf course employees, which consist primarily of part-time and seasonal workers, represent 134, or 88%, of our total employees. If we exclude the employees at the four golf courses, and only consider our 18 full-time corporate employees, the resulting pay ratio would be 19 to 1.

Given the various methodologies that public companies are permitted to use to determine an estimate of their pay ratios, the estimated ratio reported above should not be used as a basis for comparison between companies.

68	VICI PROPERTIES INC. — 2022 PROXY STATEMENT

EQUITY COMPENSATION PLAN INFORMATION

The following table summarizes information as of December 31, 2021, relating to equity compensation plans of the Company pursuant to which shares of our common stock are authorized for issuance:

Plan Category	Number of Securities to be Issued upon Exercise of Outstanding Options, Warrants and Rights(1)	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance under Equity Compensation Plans

Equity compensation plans approved by security holders	1,007,249	N/A	11,587,443	(2)

Equity compensation plans not approved by security holders	—	—	—

Total	1,007,249	$—	11,587,443

(1)

Represents shares of common stock that may be issued upon settlement of PSUs. The number of shares to be issued in respect of PSUs outstanding as of December 31, 2021 has been calculated based on the assumption that the applicable performance period for each outstanding award had terminated and been valued as of December 31, 2021, resulting in the assumed achievement of the current levels of performance with respect to such PSUs set forth in “Executive Compensation Summary—Status of LTIP Awards—PSUs” on page 50 of this Proxy Statement. We have no outstanding options, warrants or rights.

(2)	Represents shares of our common stock available for issuance under our 2017 Stock Incentive Plan.

69

PROPOSAL 3: NON-BINDING, ADVISORY VOTE TO APPROVE THE COMPENSATION OF NAMED EXECUTIVE OFFICERS

Introduction

In accordance with SEC rules, we are asking for stockholder approval, on a non-binding, advisory basis, of the compensation of our named executive officers as disclosed in this Proxy Statement, which disclosures include the disclosures under “Compensation Discussion and Analysis,” the compensation tables and the narrative discussion following the compensation tables. This proposal, commonly known as a “Say-on-Pay” proposal, is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the policies and practices described in this Proxy Statement.

We believe that the Company has created a compensation program deserving of stockholder support. Along those lines, at the 2021 annual meeting of stockholders, over 95% of the votes cast supported our executive compensation program. The Company’s philosophy for compensating executive officers is designed to attract, retain, motivate and reward key executives in the Company’s highly competitive industry. Our compensation arrangements are designed to reward our executives for achieving both short- and long-term performance goals that are aimed at driving increases in our equity value. These arrangements seek to align the interests of our executives with those of our stockholders through heavy reliance on short- and long-term performance-oriented incentive plans. Our Compensation Committee reviews and considers this philosophy and makes adjustments as it determines necessary or appropriate.

Please read “Compensation Discussion and Analysis” for additional details about our executive compensation program, including information about the 2021 compensation of our named executive officers.

The Board of Directors unanimously recommends that stockholders vote in favor of the following resolution:

“RESOLVED, that the compensation paid to our named executive officers, as disclosed in the Proxy Statement for our 2022 Annual Meeting of Stockholders pursuant to Item 402 of Regulation S-K, including the ‘Compensation Discussion and Analysis,’ the compensation tables and narrative discussion, is hereby APPROVED, on a non-binding, advisory basis.”

Approval of this non-binding, advisory “Say-on-Pay” resolution requires the affirmative vote of the holders of a majority of the votes cast at the Annual Meeting at which a quorum is present.

The vote on this proposal is non-binding and advisory in nature. Because of this, it will not affect any compensation already paid or awarded to any named executive officer, and it will not be binding on or overrule any decisions by our Board of Directors or our Compensation Committee. Nevertheless, our Board of Directors highly values input from our stockholders, and our Compensation Committee will carefully consider the results of this vote when making future decisions about executive compensation. The vote on this resolution is not intended to address any specific element of compensation; rather, the vote relates to the overall compensation of our named executive officers, as described in this Proxy Statement in accordance with the compensation disclosure rules of the SEC.

Vote Required

The affirmative vote of a majority of the votes cast is required for approval (on a non-binding, advisory basis) of the “Say-on-Pay” proposal. For purposes of the vote on this proposal, abstentions and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote, although they will be considered present for the purpose of determining the presence of a quorum.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ADVISORY APPROVAL OF THE NAMED EXECUTIVE OFFICER COMPENSATION.

70	VICI PROPERTIES INC. — 2022 PROXY STATEMENT

AUDIT COMMITTEE REPORT

The following is a report by the Audit Committee of our Board of Directors regarding the responsibilities and functions of the Audit Committee. This report is not “soliciting material,” is not deemed filed with the SEC, and is not to be incorporated by reference in any of the Company’s filings under the Securities Act or the Exchange Act, respectively, whether made before or after the date of this proxy statement and irrespective of any general incorporation language therein.

Management is responsible for the Company’s internal controls and financial reporting process. Deloitte & Touche LLP (“Deloitte”), the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2021, is responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board (“PCAOB”), and to issue its reports thereon. The Audit Committee monitors and oversees these processes. The Audit Committee approves the selection and appointment of the Company’s independent registered public accounting firm and recommends the ratification of such selection and appointment to our Board of Directors.

The Audit Committee serves in an oversight capacity and is not part of the Company’s managerial or operational decision-making process. Management is responsible for the financial reporting process, including the system of internal controls, for the preparation of consolidated financial statements in accordance with GAAP. The Company’s independent auditor, Deloitte, is responsible for auditing those financial statements and expressing an opinion as to their conformity with GAAP. We rely, without independent verification, on the information provided to us and on the representations made by management, the internal auditor and the independent auditor.

We reviewed and discussed with management, the internal auditor and Deloitte the audited financial statements. We discussed with Deloitte matters that independent registered public accounting firms must discuss with audit committees under applicable requirements of the PCAOB and the SEC. The Audit Committee has received the written disclosures and the letter from Deloitte required by applicable requirements of the PCAOB regarding Deloitte’s communications with the Audit Committee concerning independence and has discussed with Deloitte its independence. We also: (i) reviewed and discussed with management, the Company’s internal auditors and Deloitte the Company’s internal control over financial reporting; and (ii) reviewed and discussed with management and Deloitte their respective assessment of the effectiveness of the Company’s internal control over financial reporting. Based on our review and the discussions and reports discussed above, and subject to the limitations on our role and responsibilities referred to above, we recommended to the Board of Directors that the Company’s audited consolidated financial statements for 2021 be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021 for filing with the SEC.

Members of the Audit Committee:

Diana F. Cantor (Chair)

Elizabeth I. Holland

Craig Macnab

71

PRINCIPAL ACCOUNTANT FEES AND SERVICES

The following table lists the fees billed for services rendered by our independent registered public accounting firm for the fiscal years ended December 31, 2021 and 2020.

Type of Fees	2021	2020

Audit Fees(1)	$930,437	$1,143,485

Audit-Related Fees(2)	$735,500	$241,000

Tax Fees	—	—

All Other Fees	—	—

Total	$1,665,937	$1,384,485

(1)	Audit fees include:

•	audit of the Company’s annual financial statements, including the audits of various subsidiaries’ financial statements;
•	Sarbanes-Oxley Section 404 services;
•	consents and other services related to SEC matters; and
•	related out-of-pocket expenses.

In 2020, audit fees included additional costs related to (i) the adoption of ASC 326 “Credit Losses” on January 1, 2020, and (ii) the closing of the acquisition of Caesars Entertainment Corporation by Eldorado Resorts, Inc. and related transactions, which closed on July 20, 2020.

(2)

Audit-related fees for 2020 and 2021 relate to assistance with the Company’s due diligence review of certain potential and executed transactions, including the Venetian Acquisition and MGP Transactions, as well as debt and equity financings by the Company, which fees in the aggregate were significantly higher in 2021 due primarily to increased transactional and capital markets activity.

Pre-Approval Policies and Procedures of our Audit Committee

Our Audit Committee must pre-approve all audit services and permissible tax and non-audit services provided by our independent registered public accounting firm. In the intervals between the scheduled meetings of the Audit Committee, the Audit Committee delegates pre-approval authority of permissible tax and non-audit services to the Chair of the Audit Committee or a subcommittee thereof. The Chair must report any such pre-approval decisions to the Audit Committee at its next regularly scheduled meeting.

72	VICI PROPERTIES INC. — 2022 PROXY STATEMENT

ABOUT THE MEETING: QUESTIONS & ANSWERS

WHY AM I RECEIVING THIS PROXY STATEMENT?

This Proxy Statement is furnished in connection with the solicitation of proxies for use at the Annual Meeting to be held for the purposes stated in the accompanying Notice of Annual Meeting of Stockholders. This solicitation is made by VICI on behalf of our Board of Directors. This Proxy Statement, the enclosed Proxy Card and our 2021 Annual Report are first being mailed to stockholders beginning on or about March 14, 2022.

WHAT AM I BEING ASKED TO VOTE ON, AND WHAT ARE THE BOARD OF DIRECTORS’ VOTING RECOMMENDATIONS?

Proposal 1: Election of Directors

The election of seven directors to our Board of Directors, each for a term expiring at the 2023 annual meeting of stockholders or until their respective successors are elected and qualified

“FOR”

Proposal 2: Ratification of Appointment of Deloitte & Touche LLP

The ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022

“FOR”

Proposal 3: Advisory Vote on Executive Compensation

The approval (on a non-binding, advisory basis) of the compensation of our named executive officers

“FOR”

WILL ANY OTHER MATTERS BE VOTED ON?

The proposals set forth in this Proxy Statement constitute the only business that the Board of Directors intends to present at the Annual Meeting. The proxy does, however, confer discretionary authority upon the persons designated as proxy holders on the Proxy Card, or their substitutes, to vote on any other business that may properly come before the meeting.

WHO IS ENTITLED TO VOTE AT THE ANNUAL MEETING?

Only holders of record of our common stock, or their duly appointed proxies, as of the close of business on March 1, 2022, the record date for the Annual Meeting, are entitled to receive notice of and to vote at the Annual Meeting and all postponements or adjournments thereof. Our common stock constitutes the only class of securities entitled to vote at the meeting.

WHAT ARE THE VOTING RIGHTS OF STOCKHOLDERS?

Each share of common stock outstanding on the record date entitles its holder to cast one vote on each matter to be voted on at the Annual Meeting.

HOW CAN I ATTEND AND VOTE AT THE ANNUAL MEETING?

In consideration of the ongoing public health concerns relating to COVID-19, the Annual Meeting will be held virtually; you will not be able to attend the Annual Meeting in person. You are entitled to participate in the Annual Meeting if you were a stockholder as of the close of business on March 1, 2022, the record date for the Annual Meeting.

•

Attending the Annual Meeting: To attend the Annual Meeting, visit www.virtualshareholdermeeting.com/VICI2022. You will be asked to enter the 16-digit control number found on the Proxy Card and the voting instruction form that accompanied your proxy materials.

73

ABOUT THE MEETING: QUESTIONS & ANSWERS

•

Voting During the Annual Meeting: If you are a stockholder as of the record date, you may vote during the Annual Meeting by following the instructions available on the meeting website during the meeting.

•

Technical Support for the Annual Meeting: If you have difficulty accessing the virtual Annual Meeting, technicians will be available to assist you via the toll-free phone number listed at www.virtualshareholdermeeting.com/VICI2022.

Whether or not you plan to attend the Annual Meeting, we urge you to vote and submit your proxy in advance of the meeting. For information on how to vote prior to the Annual Meeting, see “How Do I Vote Without Attending the Annual Meeting?”

HOW DO I VOTE WITHOUT ATTENDING THE ANNUAL MEETING?

Voting by Proxy for Shares Registered Directly in the Name of the Stockholder. If you are a stockholder of record, you may instruct the proxy holders named in the Proxy Card how to vote your shares of common stock in one of the following ways:

Vote by Internet. In order to vote on the Internet, you must go to www.proxyvote.com, have your Notice of Availability, Proxy Card or voting instruction form in hand and follow the instructions. If you vote via the Internet, you do not need to return your Proxy Card.

Vote by Phone. In order to vote by telephone, you must call the toll-free number listed on your Notice of Availability and/or Proxy Card, have your Notice of Availability, Proxy Card or voting instruction form in hand and follow the instructions. If you vote by telephone, you do not need to return your Proxy Card.

Vote by Mail. To vote by mail, if you have not already received one, you may request a Proxy Card from us as instructed in the Notice of Availability and sign, date and mail the Proxy Card in the postage-paid envelope provided. Properly signed and returned proxies will be voted in accordance with the instructions contained therein.

Voting by Proxy for Shares Held in Street Name. If you are the beneficial owner of shares of common stock held in “street name” (that is, through a bank, broker or other nominee), then you should follow the instructions provided to you by your broker, bank or other nominee.

WILL I BE ABLE TO PARTICIPATE IN THE VIRTUAL ANNUAL MEETING IN THE SAME WAY THAT I WOULD BE ABLE TO PARTICIPATE IN AN IN-PERSON ANNUAL MEETING?

Yes. We have taken steps to ensure that the format of the virtual Annual Meeting affords stockholders the same rights and opportunities to participate as they would at an in-person meeting, as well as further enhancements to stockholder access, participation and communication by providing stockholders the ability to submit questions in advance of the meeting.

You may submit a question in advance of the meeting at www.proxyvote.com after logging in with your control number found on your Proxy Card, voting instruction form or Notice of Availability. Questions may also be submitted during the Annual Meeting through www.virtualshareholdermeeting.com/VICI2022. All questions submitted should be relevant to the matters properly addressed during this meeting. Questions specific to the proposals to be presented for a vote will, if appropriate, be reviewed and responded to prior to voting, although questions may be limited on a per stockholder basis due to time constraints. Other appropriate questions relevant to the matters addressed at the Annual Meeting will also be answered at that time. Off-topic, personal or other inappropriate questions will not be answered. Any question submitted that is not relevant or appropriate will not be answered during the Annual Meeting.

A replay of the meeting, as well as any appropriate questions pertinent to meeting matters and management’s answers that could not be answered during the meeting due to time constraints, if any, will be made publicly available through our investor relations website promptly after the Annual Meeting.

WHAT WILL CONSTITUTE A QUORUM AT THE ANNUAL MEETING?

The presence in person (virtually) or by proxy of stockholders entitled to cast a majority of all the votes entitled to be cast on any matter at the Annual Meeting as of March 1, 2022 will constitute a quorum, permitting the stockholders to conduct business at the Annual Meeting. As of the March 1, 2022 record date, there were 748,413,311 shares of common stock outstanding. If you have returned valid proxy instructions or if you hold your shares of common stock in your own name as a holder of record and attend the Annual Meeting (virtually), your shares will be counted for the purpose of determining whether there is a quorum. We will include abstentions and “broker non-votes” in the calculation of the number of shares of common stock considered to be present at the meeting for purposes of determining the presence of a quorum at the meeting. If a quorum is not present, the Annual Meeting may be adjourned from time to time to a date not more than 120 days after March 1, 2022, by the vote of a majority of the shares of common stock represented at the Annual Meeting in person (virtually) or by proxy until a quorum has been obtained.

74	VICI PROPERTIES INC. — 2022 PROXY STATEMENT

ABOUT THE MEETING: QUESTIONS & ANSWERS

WHAT ARE BROKER NON-VOTES?

Broker non-votes occur when nominees, such as banks and brokers holding shares in “street name” on behalf of beneficial owners, do not receive voting instructions from the beneficial owners at least ten days before the Annual Meeting. If that happens, the nominees may vote those shares of common stock only on matters deemed “routine” by NYSE, the exchange on which our common stock is listed. On non-routine matters, nominees holding shares for a beneficial owner cannot vote without instructions from the beneficial owner, resulting in a so-called “broker non-vote”.

Proposal 2 (Ratification of Appointment of Deloitte & Touche LLP (“Deloitte”)) is the only proposal that is considered “routine” under the NYSE rules. Accordingly, no broker non-votes will arise in the context of voting for the ratification of the appointment of Deloitte as our independent registered public accounting firm for our year ending December 31, 2022, and the broker is permitted to vote your shares on such ratification even if the broker does not receive voting instructions from you.

However, broker non-votes may arise in the context of Proposal 1 (Election of Directors) and Proposal 3 (Advisory Vote on Executive Compensation) because such proposals are considered non-routine matters under the NYSE rules. Consequently, if you do not give your broker specific voting instructions, your broker will not be able to vote on either of these proposals on your behalf.

HOW ARE THE PROXY CARD VOTES COUNTED?

If the accompanying Proxy Card is properly completed, signed and returned to us, and not subsequently revoked, it will be voted as directed by you. If the Proxy Card is submitted, but voting instructions are not provided, the proxy will be voted (i) “FOR” each of the director nominees, (ii) “FOR” the ratification of the appointment of Deloitte as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022, (iii) “FOR” approval, on a non-binding, advisory basis, of the compensation of the Company’s named executive officers, and (iv) as recommended by our Board of Directors with regard to any other matters that may properly come before the Annual Meeting, or, if no such recommendation is given, in the discretion of the proxy holders.

MAY I CHANGE MY VOTE AFTER I SUBMIT MY PROXY CARD?

Yes. You may revoke a previously granted proxy at any time before it is exercised by any of the following actions:

•	notifying our Secretary in writing that you would like to revoke your proxy;

•	completing a Proxy Card on the Internet, by telephone or by mail with a later date at or before our Annual Meeting; or

•	attending our Annual Meeting (virtually) and following the instructions available on the meeting website during the meeting.

If your shares of common stock are held on your behalf by a broker, bank or other nominee, you must contact them to receive instructions as to how you may revoke your proxy voting instructions.

WHO PAYS THE COSTS OF SOLICITING PROXIES?

We will pay the cost of solicitation of proxies. In addition to the solicitation of proxies through the Internet or by mail, our directors, officers and employees may also solicit proxies in person, by telephone, electronically, by mail or other means, but they will not be specifically compensated for these services. We will also request persons, firms and corporations holding shares in their names or in the names of their nominees, which are beneficially owned by others, to send proxy materials to, and obtain proxies from, such beneficial owners.

We may retain the services of a proxy solicitation firm if, in the Board’s view, it is deemed necessary or advisable. Although we do not currently expect to retain such a firm, we estimate that the fees of such firm could be up to $20,000, plus out-of-pocket expenses, all of which would be paid by us.

WHAT SHOULD I DO IF I RECEIVED MORE THAN ONE NOTICE OF AVAILABILITY?

There are circumstances under which you may receive more than one Notice of Availability. For example, if you hold your shares in more than one brokerage account, you may receive a separate voting instruction card for each such brokerage account. In addition, if you are a stockholder of record and your shares are registered in more than one name, you will receive more than one Notice of Availability. Please authorize your proxy in accordance with the instructions of each Notice of Availability separately, since each one represents different shares that you own.

You should rely only on the information provided in this Proxy Statement. No person is authorized to give any information or to make any representation not contained in this Proxy Statement and, if given or made, you should not rely on that information or representation as having been authorized by us. You should not assume that the information in this Proxy Statement is accurate as of any date other than the date of this Proxy Statement or, where information relates to another date set forth in this Proxy Statement, then as of that date.

75

OTHER MATTERS

Annual Report

The Company’s 2021 Annual Report is being made available to stockholders concurrently with this Proxy Statement and does not form part of the proxy solicitation material.

Changing the Way You Receive Proxy Materials in the Future

Instead of receiving a Notice of Availability in the mail for future meetings, stockholders may elect to receive links to proxy materials by e-mail or to receive a paper copy of the proxy materials and a paper Proxy Card by mail. If you elect to receive proxy materials by e-mail, you will not receive a Notice of Availability in the mail. Instead, you will receive an e-mail with links to proxy materials and online voting. In addition, if you elect to receive a paper copy of the proxy materials, or if applicable rules or regulations require paper delivery of the proxy materials, you will not receive a Notice of Availability in the mail. If you received a paper copy of the proxy materials or the Notice of Availability in the mail, you can eliminate all such paper mailings in the future by electing to receive an e-mail that will provide Internet links to these documents. Opting to receive all future proxy materials online will save us the cost of producing and mailing such documents to you and help us conserve natural resources. You can change your election by directing your request in writing to Investor Relations at VICI Properties Inc., 535 Madison Avenue, 20th Floor, New York, New York 10022, by sending a blank e-mail with the 16-digit control number on your Notice of Availability to sendmaterial@proxyvote.com, via the Internet at www.proxyvote.com, or by telephone at 1-800-579-1639. Your election will remain in effect until you change it.

Householding of Proxy Materials

Registered and “street-name” stockholders who reside at a single address receive only one annual report and proxy statement at that address unless a stockholder provides contrary instructions. This practice is known as “householding” and is designed to reduce duplicate printing and postage costs. However, if a stockholder wishes in the future to receive a separate annual report or proxy statement, such stockholder may contact Broadridge Financial Solutions at 1-866-540-7095, or in writing at Broadridge Financial Solutions, 51 Mercedes Way, Edgewood, NY 11717. In any event, if you did not receive an individual copy of this Proxy Statement or our 2021 Annual Report, we will send a copy to you promptly if you address your written request to the Secretary, VICI Properties Inc., 535 Madison Avenue, 20th Floor, New York, New York 10022, or emailing corporate.secretary@viciproperties.com. Stockholders can request householding if they receive multiple copies of the annual report and proxy statement by contacting Broadridge Financial Solutions at the address above.

Stockholder Proposals for 2023 Annual Meeting

Stockholder proposals intended to be presented at the 2023 annual meeting of stockholders must be received by our Secretary no later than November 14, 2022 in order to be considered for inclusion in our proxy statement relating to the 2023 meeting pursuant to Rule 14a-8 under the Exchange Act. Such proposals must also comply with the requirements as to form and substance established by the SEC if such proposals are to be included in the proxy statement and form of proxy. Any such proposal should be mailed to: Secretary, VICI Properties Inc., 535 Madison Avenue, 20th Floor, New York, New York 10022.

For any nomination or other business to be properly presented by a stockholder at the 2023 annual meeting, other than a stockholder proposal included in the proxy statement pursuant to Rule 14a-8, the stockholder must give timely notice thereof in writing to the Secretary of the Company and any such other business must otherwise be a proper matter for action by the stockholders. To be timely under our current bylaws, the notice must be delivered to our Secretary, along with the appropriate supporting documentation, as applicable, at our principal executive office not earlier than the 150th day (October 15, 2022) nor later than 5:00 p.m., Eastern Time, on the 120th day (November 14, 2022) prior to the first anniversary of the date of the proxy statement for the preceding year’s annual meeting. Under our bylaws, stockholders must follow certain procedures to nominate a person for election as a director at an annual meeting of stockholders, or to introduce an item of business at such meeting. A stockholder must notify our Secretary in writing of the director nominee or the other business.

In addition to satisfying the foregoing advance notice requirements under our bylaws, to comply with the universal proxy rules under the Exchange Act stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than February 26, 2023.

76	VICI PROPERTIES INC. — 2022 PROXY STATEMENT

OTHER MATTERS

Other Matters to Come Before the 2022 Annual Meeting

Our Board of Directors does not know of any matters other than those described in this Proxy Statement that will be presented for action at the Annual Meeting. If other matters are presented, proxies will be voted in accordance with the discretion of the proxy holders.

* * * * *

By Order of the Board of Directors,

Samantha Sacks Gallagher

Executive Vice President, General Counsel

and Secretary

March 14, 2022

New York, New York

77

SCAN TO VIEW MATERIALS & VOTE

VICI PROPERTIES INC. 535 MADISON AVENUE 20TH FLOOR NEW YORK, NY 10022	VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above

Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on April 26, 2022. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to www.virtualshareholdermeeting.com/VICI2022

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on April 26, 2022. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
D70704-P68351 KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

VICI PROPERTIES INC.
The Board of Directors recommends you vote FOR each of the following director nominees:

1.	Election of Directors
	Nominees:	For	Against	Abstain
1a. 1b. 1c. 1d. 1e. 1f. 1g.	James R. Abrahamson Diana F. Cantor Monica H. Douglas Elizabeth I. Holland Craig Macnab Edward B. Pitoniak Michael D. Rumbolz	☐ ☐ ☐ ☐ ☐ ☐ ☐	☐ ☐ ☐ ☐ ☐ ☐ ☐	☐ ☐ ☐ ☐ ☐ ☐ ☐

The Board of Directors recommends you vote FOR proposals 2 and 3.

2.  To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022.

3.  To approve (on a non-binding, advisory basis) the compensation of our named executive officers.

NOTE: The proxies are authorized to vote, in their discretion, upon such other business as may properly come before the annual meeting or any postponement or adjournment thereof.

							For ☐ ☐	Against ☐ ☐	Abstain ☐ ☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

	Signature [PLEASE SIGN WITHIN BOX]		Date		Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

D70705-P68351

VICI PROPERTIES INC.

Annual Meeting of Stockholders

April 27, 2022 10:00 AM ET

This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) David A. Kieske and Samantha S. Gallagher and each of them, as proxies, each with the power to appoint such person’s substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side, all of the shares of common stock of VICI PROPERTIES INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 10:00 AM ET on April 27, 2022, solely by means of remote communication in a virtual meeting format and conducted via live audio webcast at www.virtualshareholdermeeting.com/VICI2022, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations, with respect to proposals 1 through 3, and in the discretion of the proxies with respect to any other business that may properly come before the meeting and any adjournment or postponement thereof.

Continued and to be signed on reverse side